Exhibit 10.40

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FINAL EXECUTION COPY

VESSEL CONSTRUCTION AGREEMENT

THIS VESSEL CONSTRUCTION AGREEMENT (“Agreement”) is made as of the 10 day of January, 2014 between Eastern Shipbuilding Group, Inc. (“Builder”), a Florida corporation whose mailing address is 2200 Nelson Street, Panama City, Florida 32401 and Great Lakes Dredge & Dock Company, LLC (“Owner”), a limited liability company organized and existing under and by virtue of the laws of the State of Delaware, whose mailing address is 2122 York Road, Oak Brook, Illinois 60523, for the construction of one (1) dual mode articulated tug/barge trailing suction hopper dredge according to the Contract Documents, for the Contract Price, and with delivery as shown in Exhibit A.

W I T N E S S E T H:

ARTICLE 1 – DEFINITIONS

Capitalized terms used and not defined elsewhere in this Agreement shall have the respective meaning ascribed to such terms in this Article 1.

“ABS” – shall mean the American Bureau of Shipping.

“Affiliates” – as used herein, shall mean any entity which controls, is controlled by, or is under common control with another entity. An entity is deemed to control another if it owns directly or indirectly at least fifty percent (50%) of (i) the shares entitled to vote at a general election of directors of such other entity, or (ii) the voting interest in such other entity if such other entity does not have either shares or directors.

“Agreement” – as defined in the Preamble.

“ATB Unit” or “Unit” – shall mean the Tug and Barge when combined as a dual mode articulated tug/barge trailing suction hopper dredge as set forth in the Contract Documents.

“Barge” – shall mean that certain barge which forms an integral part of the articulated tug/barge, trailing suction hopper dredge and to be constructed by the Builder for the Owner under this Agreement.

“Builder” – as defined in the Preamble.

“Builder’s Invoice” – shall mean an invoice in the form prescribed in Exhibit F-2.

“Builder’s Personnel” – shall mean all employees of the Builder and the employees of any Subcontractor of the Builder, at any tier.

“Builder’s Process” – is defined as the Detailed Construction Documentation of the Vessels, including lofting, numerical control code and/or tapes, and material lists, and the manner and methods to perform the Work, all of which have been developed by the Builder for the Work contemplated by this Agreement.

“Certificate of Completion and Delivery” – as defined in Article 5.6.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Change Order” – as used herein, the term “Change Order” shall mean a written instrument prepared by the Builder and signed by the Owner and the Builder, stating their agreement upon: (1) a change in the Work; (2) the amount of the adjustment in the Contract Price, if any; and (3) the extent of the adjustment in the Delivery Date, if any.

“Contract” – as defined in Article 16.1.

“Contract Documents” – as defined in Article 16.1.

“Contract Drawings” – shall mean those drawings provided by the Owner to the Builder as identified in Exhibit C-1.

“Contract Price” – shall mean the price for the ATB Unit to be constructed pursuant to this Agreement as shown on Exhibit A as adjusted by any Modifications thereto and any price adjustments allowed by this Agreement.

“Day(s)” – as referred to hereunder shall mean Gregorian Calendar days, unless otherwise defined. Each Day shall be a single twenty-four hour period commencing at 12:00 a.m., local time.

“Delivery” – shall mean the Builder’s transfer of possession and the Owner’s acceptance of each Vessel completed in accordance with the Contract Documents, subject to the warranties set forth in Article 11, as evidenced by the Builder’s and the Owner’s execution of a Protocol of Delivery and Acceptance in the form of Exhibit M.

“Delivery Date” – shall mean the date shown on Exhibit A on which the ATB Unit is required to be delivered to the Owner, as such date may be adjusted pursuant to this Agreement.

“Delivery Payment” – as indicated in Article 5.3 and Exhibit Q.

“Design” – shall mean the design of an ATB Unit, consisting of a Tug and Barge, as described and comprised in Exhibits B and C, and shall also include all drawings and documents embodying such design and all Intellectual Property embodied in such documents, as specified in the Contract Documents and as provided by the Owner.

“Detail Design Drawings” – shall mean those drawings developed by the Builder from the Functional Design Drawings.

“Detailed Construction Documentation” – shall mean all construction documentation of the Vessels and ATB Unit created by the Builder or its Subcontractors, but specifically not including Detail Design Drawings.

“Disputed Liquidated Damages” – as described in Article 8.7.

“Dock Trials” – shall mean the testing, alongside the dock, of any portion of the Work by the Builder or Owner prior to, and as a condition to, Delivery.

“Dredging System” – shall mean those components of the ATB Unit and their supporting subsystems (including but not limited to automation) required in order for the ATB Unit to perform dredging, including but not limited to dredge pumps, slurry piping and valves, jet pumps, jet piping and valves, hopper door system, overflow ducts and system, dragarms and hoisting machinery, and bow connection.

“Effective Date”– shall be the date upon which this Agreement has been signed by the Builder and the Owner.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Financial Security” – shall have the meaning set forth in Article 12.

“Force Majeure” – as described in Article 7.1.

“Functional Design Drawings” – shall mean those drawings provided by the Owner, which are identified in Exhibit C-2, and derived from the Contract Drawings and Specifications.

“Good Shipbuilding Practice” – as used herein, shall mean the construction of a ship or vessel, with due consideration to good commercial quality, incorporating the specified components in order to meet Specifications requirements, utilizing good, first quality construction and testing methods to ensure that the completed ATB Unit will conform fully to the Contract Documents and all requirements of the Regulatory Authorities.

“Intellectual Property” – shall mean all: (i) inventions (whether or not patentable), utility patents, design patents, industrial designs and utility models, as well as all applications for the foregoing and all international proprietary rights associated therewith; (ii) copyrights, copyright registrations and copyright applications, and all other rights associated with the foregoing and the underlying works of authorship; (iii) trademarks, service marks, business identifiers, trade dress, trade names and brand names, all registrations and applications therefor and all goodwill associated with the foregoing; (iv) mask works and mask work registrations; (v) vessel hull design registrations and applications; (vi) trade secrets; and (vii) all other statutorily recognized types of intellectual property.

“Indebtedness” – with respect to any Person shall mean, any indebtedness of such Person, whether or not contingent, including, without limitation, any guarantee of an indebtedness and however evidenced including, without limitation, bonds, notes, debentures or similar instruments, letters of credit, bid, performance and payment bonds (or reimbursement agreements in respect thereof), banker’s acceptances, capital lease obligations or the deferred and unpaid purchase price of any property.

“Interim Installment Payment(s)” – shall mean the payment due upon completion of a Milestone in accordance with Article 5.2 and Exhibit Q.

“Lien” – shall mean any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

“Lien Release” – shall mean a lien release in favor of each Vessel and the Owner, executed by the Builder and each Material Subcontractor or Supplier, in the form of Exhibit G-1 and G-2.

“Materials” – shall mean everything, other than the Owner Furnished Items, that is required for the construction and Delivery of the Vessels in compliance with the Contract Documents, including, without limitation, all materials, supplies, machinery, machinery parts, equipment, electronics, hardware, piping, timber, ferrous and non-ferrous plate, shapes and other tangible items that are incorporated or used in or that are identified to be incorporated or used in the construction of the Vessels.

“Material Subcontract” – shall mean any contract, series of contracts and/or series of purchase orders of the Builder with its Subcontractor, Supplier, or vendor in connection with the Work with an aggregate value in excess of $500,000.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Material Subcontractor or Supplier” – shall mean any builder, Subcontractor or Supplier of the Builder providing goods and/or services in excess of $500,000 in the aggregate in respect of the Work.

“Milestone(s)” – shall mean the milestone events set forth in Exhibits Q, Q-1 and Q-2.

“Milestone Certificate” – is a certificate, in the form set forth in Exhibit F, attesting to the completion of each stage of the Work referred to in Article 5.2 and corresponding to the Milestone Schedule.

“Milestone Schedule” – shall mean the schedule of Milestones set forth in Exhibits Q, Q-1 and Q-2.

“Modification” – shall mean (1) a written amendment to the Contract signed by both parties, or (2) a Change Order. All written amendments and Change Orders shall be effective only if signed by a duly authorized representative of the Owner and the Builder.

“Owner” – as defined in the Preamble.

“Owner Furnished Items” – shall mean those items purchased by the Owner and to be installed in the Vessels by the Builder as part of the Work as defined in Exhibit E.

“Owner Group” – as defined in Article 23.1.

“Owner Personnel” – shall mean all employees of the Owner, the Owner’s Representative, and the employees of any subcontractor of the Owner (excluding the Builder Personnel), at any tier.

“Owner’s Representative”— as described in Article 17.3.

“Partial Lien Release” – shall mean a partial lien release in favor of each Vessel and the Owner, executed by the Builder and each Material Subcontractor or Supplier, in the form of Exhibit L-1 and L-2.

“Person” – shall mean an individual, or any corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof (including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

“Project Schedule” – as defined in Article 6.4.

“Protocol of Delivery and Acceptance” – shall mean a document in the form of Exhibit M to be executed by the Builder and the Owner upon Delivery of the ATB Unit.

“Regulatory Approved Drawings” – shall mean the final Functional Design Drawings as approved and stamped for approval by ABS.

“Regulatory Authority(ies)” – as used herein shall mean, individually, the United States Coast Guard, the American Bureau of Shipping, U.S. Public Health Service, International Maritime Organization, Customs and Border Protection, Environmental Protection Agency and any other applicable governmental body or agency responsible for ensuring compliance with requirements imposed by United States law, regulation, convention, classification society or other requirement applicable to the Vessels, any subgroup of the forgoing and, collectively, any and all such authorities.

“Retained Amount” – as defined in Article 4.4.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Sea Trials” – as defined in Article 4.3.

“Specifications” – shall mean the specifications attached hereto as Exhibit B.

“Subcontractor” – shall mean any person other than employees, engaged by the Builder to execute any part of the Work under this Agreement.

“Supplier” – shall mean any person responsible for the supply, manufacture, construction, installation or delivery to the Builder of any of the Materials other than Owner.

“System Tests” – as defined in Article 4.4.

“Tug” – shall mean that certain tug which forms an integral part of the articulated tug/barge, trailing suction hopper dredge and to be constructed by the Builder for the Owner under this Agreement.

“Vessel(s)” – shall refer, where the context so requires, to the Tug and Barge separately or the ATB Unit in combination.

“Warranty Period” – as used herein shall mean a 365 Day period following Delivery of the ATB Unit, as the same may be extended pursuant to Section 11.2, or in the case of a warranty given by a third party, such period specified in such warranty.

“Warranty Notification” – as defined in Article 11.1.

“Work” – shall mean the work required to be performed by the Builder in accordance with the Contract Documents, whether performed by the Builder or any Subcontractor of the Builder and whether completed or partially completed, and includes all labor, Materials, equipment and services provided or to be provided by or on behalf of the Builder to fulfill the Builder’s obligations hereunder. The Work shall also include the Builder’s obligation to pay in due course for all such labor, Materials, equipment and services provided or to be provided on behalf of the Builder to fulfill the Builder’s obligations hereunder.

“Working Days” – shall mean “business days,” Monday through Friday, excluding holidays and weekends.

Terms defined in this Agreement, which are used in the other Contract Documents or Change Orders but not otherwise defined therein, shall have the meanings designated in this Agreement.

ARTICLE 2 – SCOPE AND PRICE

2.1 The object of the Contract is the construction by the Builder of one (1) dual mode articulated tug/barge trailing suction hopper dredge for the sum of the Contract Price, all in accordance with the Contract Documents, and to be delivered to the Owner by the Delivery Date shown on Exhibit A for the ATB Unit. The ATB Unit shall be constructed according to the Contract Documents.

2.2 For the Contract Price, the Builder agrees, at its own risk and expense, to build at its shipyards located in Panama City, Florida, complete and deliver to the Owner, afloat at the Builder’s shipyard, on or before the Delivery Date, the ATB Unit, which at the time of Delivery is to be constructed, outfitted and tested in accordance with the Contract Documents. The Contract Price to be paid by the Owner for the Work for the Vessels shall be as set forth on Exhibit A and may only be adjusted in accordance with the terms of this Agreement.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.3 The Builder shall use its commercially reasonable best efforts to obtain delivery terms from its Subcontractors and Suppliers so as to enable the Builder to meet the Project Schedule. Further, in the event any Change Orders are issued pursuant to Article 9 hereof, the Builder shall use its commercially reasonable best efforts to obtain the most favorable pricing and delivery terms from its Subcontractors and Suppliers in order to minimize the cost effect of such Change Order on the Contract Price and its impact, if any, on the Delivery Date.

2.4 The Builder agrees to furnish a suitable location at its shipyard(s) for the full and timely construction of the ATB Unit, storage of the Owner Furnished Items, together with all labor, management, tools, equipment, Materials, services and fees necessary for the construction, completion, inspection and certification of the Vessels and ATB Unit.

2.5 Subject to Article 19, the Builder will comply with and construct the Vessels and ATB Unit to be in compliance with the requirements of governing Regulatory Authorities. All fees and charges of a Regulatory Authority shall be for the account of and paid by the Builder; except that Owner shall pay the fees for obtaining the Regulatory Approved Drawings.

2.6 Subject to Article 19, in the construction of the Vessels and ATB Unit, the Builder will not knowingly violate the applicable requirements of the Regulatory Authorities which have jurisdiction and which are in effect or announced to come into effect on or before the date of this Agreement. In the event the Builder becomes aware that any portion of the Contract Documents do not comply with such rules, regulations and requirements of the Regulatory Authorities, the Builder shall promptly notify the Owner of said non-compliance and the Builder and the Owner shall agree on any Modification necessary to secure compliance and any alterations in the Work caused by such changes shall be the subject of a Change Order. If there are changes after the execution of this Agreement in the rules and regulations promulgated by the Regulatory Authorities applicable to each Vessel and the ATB Unit, alterations in the Work caused by such change shall be authorized and paid for by Owner as a Change Order.

2.7 The Builder will provide and/or install and commission all Materials shown in the Specifications, including the installation of the Owner Furnished Items, except those items which the Specifications state are to be installed by the Owner or its separate contractors. With respect to such items to be installed by the Owner or its separate contractors, the Builder shall provide reasonable assistance, subject to any Modification if required, with respect to such installation in accordance with the Contract Documents and the Project Schedule (as defined in Article 6.4). The Builder shall receive and inspect for, and note on the carrier’s receipt, any shipping damage that is reasonably ascertainable upon a visual inspection, check as to agreement with bills of lading, store, protect and insure all Owner Furnished Items against physical damage or loss from all insurable risks as set forth in Article 10. Provided that the Builder has complied with the obligations of this Article, the Builder shall not be liable for any damage to the Owner Furnished Items that arises prior to delivery to the Builder’s shipyard. As soon as reasonably practical, but in no case later than the next Working Day following delivery of the Owner Furnished Items to the Builder’s shipyard, the Builder shall notify the Owner’s Representative of the delivery of the

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Owner Furnished Items, who shall, at the Owner’s expense and risk, inspect the Owner Furnished Items. The Builder does not accept responsibility for the fitness or condition of the Owner Furnished Items prior to their receipt and inspection as aforesaid. The Builder shall be liable to the Owner for any damage to or loss of the Owner Furnished Items occurring during the Builder’s custody thereof which may arise from any event. The Owner shall be responsible for providing the Builder accurate values of all Owner Furnished Items. The cost of technical support required to commission the Owner Furnished Items after installation by the Builder shall be the responsibility of the Owner. The Builder shall allow sufficient working area and time to allow the timely and safe installation and commissioning of equipment and loading of supplies prior to the Vessel’s departure voyage. Manufacturer’s and supplier’s commissioning of the Owner Furnished Items shall be scheduled by the Builder in cooperation with the Owner and with Owner being responsible for any costs and expenses charged by the suppliers of such Owner Furnished Items.

2.8 Exhibit E attached hereto identifies all Owner Furnished Items and vendor furnished information for the Owner Furnished Items together with the Owner’s cost of said equipment and appurtenances for use in determining the policy value of the Builder’s Risk Insurance under Article 10.1(c). The cost of the Builder’s Risk Insurance for the Owner Furnished Items (for values shown in Exhibit E) shall be for the account of and paid by the Builder. If the Owner requests the Builder to place additional insurance, the cost to the Owner will be the Builder’s incremental cost for such additional insurance. The Owner Furnished Items and vendor furnished information shall be delivered free of cost to the Builder at the Builder’s shipyard by the dates set forth in Exhibit E. It shall be the Owner’s responsibility to timely provide all Owner Furnished Items to the Builder with all necessary attachments, accessories, sensors, alarms, fittings, and other items required for proper installation and further such Owner Furnished Items shall be delivered along with all necessary documentation, certifications, drawings and manuals including those required by any applicable classification societies or regulatory bodies. In the event the Builder becomes aware of any incompleteness or deficiency with respect to any Owner Furnished Items, it shall promptly notify the Owner. The Owner shall be responsible for all commissioning and start-up dock trial and sea trial costs, fees, and expenses charged by the suppliers of Owner Furnished Items, except to the extent that the Owner incurs extra charges as a result of the negligence of the Builder or Builder’s Subcontractors or Builder’s breach of this Agreement.

2.9 Subject to Article 4.1, the Builder will allow the Owner and/or its representatives at all reasonable times to examine the Vessel, the Work and Materials during construction.

2.10 It is understood that the Builder is an independent contractor in the performance of the Work, maintaining complete control of its workers, the worksite and its operations. Neither the Builder nor anyone employed or engaged by it shall become an agent, representative, servant or employee of the Owner in the performance of the Work or any part of it. The Owner shall have no right or authority to supervise, direct, instruct or otherwise give orders to the Builder’s Personnel or to bind the Builder in any way to any third party. The Builder shall have no power whatsoever to bind the Owner in any way in any dealings between the Builder and third parties and shall not attempt or purport to do so. All portions of the Work that the Builder does not perform shall be performed under subcontracts or other appropriate agreement between the Builder and the Subcontractor performing the Work, and the Owner shall have no liability for such

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Subcontracts. Nothing contained in the Contract Documents shall create any contractual relationship between the Owner and any Subcontractor of the Builder. Notwithstanding the foregoing, for informational purposes only, the Builder shall furnish to the Owner at its request a copy of each Material Subcontract it enters into in connection with the Work. The Builder shall be allowed to redact certain financial information that it maintains is confidential and/or proprietary in nature, unless the Builder relies upon such financial information when presenting a Modification to the Owner.

ARTICLE 3 – DESIGN RESPONSIBILITY AND OWNERSHIP

3.1 It shall be the Owner’s responsibility to finalize the development of the Design (but excluding Detail Design Drawings which are the Builder’s responsibility) and Functional Design Drawings and to obtain the Regulatory Approved Drawings, all of which shall be class approved stamped drawings and provided to Builder by the dates specified in Exhibits C-1 and C-2. In addition, the Owner shall timely deliver to the Builder the Barge model, which is based upon the Regulatory Approved Drawings, as set forth in Exhibit C-3. The Owner shall ensure that the Tug model, which is based upon the Regulatory Approved Drawings, as set forth in Exhibit C-3, is timely available at Ship Architects Incorporated for the Builder’s use. The Builder acknowledges that the Owner is not responsible for delivering the Tug model beyond the functional design level to the Builder, and the Builder shall obtain a license, if necessary, directly from Ship Architects Incorporated (“SAI”) for the delivery and use of the Tug model. Owner shall pay the expense for the development of the Tug model through the functional design level as well as any license fee that may be charged by SAI for a one time license for the use of the Tug model. The Builder shall be responsible for and develop, at the Builder’s expense, the Detail Design Drawings and the Detailed Construction Documentation based upon the Regulatory Approved Drawings. The Builder shall be responsible for any defects, deficiencies or errors in the Detail Design Drawings or the Detailed Construction Documentation unless caused by defects, deficiencies or errors in the Functional Design Drawings or Regulatory Approved Drawings as provided to Builder. Builder acknowledges that the ATB Barge and ATB Tug Drawing Packages identified in Exhibit C-4 have been provided by the Owner to the Builder for the Builder’s review and use in its pricing of the ATB Unit and its agreement to the Contract Price set forth herein.

3.2 The Builder shall not be responsible with respect to the functionality of the Design of the Vessel(s) and the ATB Unit.

3.3 The Builder and the Owner agree that if, due to no fault of the Builder, the critical path of progress of the Work is delayed as a result of late receipt of or defects, deficiency or errors in the Functional Design Drawings or the Regulatory Approved Drawings from the Owner’s design agents, the Builder shall be entitled to claim a Change Order in accordance with the procedures set forth in Article 9. The Builder shall only be entitled to rely upon this Article 3.3 provided that (a) written notice explaining the circumstances of the delay and the anticipated effect on the critical path is given to the Owner within ten (10) Working Days of the Builder’s first knowledge of the delay; (b) the Builder has used all reasonably available means to avoid such delay; and (c) the Builder is unable to reasonably adjust its planned Project Schedule.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.4 The ATB Unit’s Contract Documents prepared by or for the Owner or its subcontractors in connection with the Work and any Intellectual Property they embody is and shall remain the sole and exclusive property of the Owner. Nothing contained herein shall be deemed to transfer any right of title or ownership of any Intellectual Property to the Builder and nothing herein contained shall be deemed to limit the Owner’s right to market, license, sell, use, modify or construct from such Intellectual Property for or to others.

3.5 The Builder shall ensure that all of its design professionals or Subcontractors agree to transfer and convey all title and ownership in the Detail Design Drawings and any Intellectual Property they embody to the Owner. Without limiting the foregoing, the Owner shall upon reasonable request be entitled to review the terms of such contracts prior to execution thereof by the Builder. The Builder shall be allowed to redact certain financial information from such contracts that is confidential and/or proprietary in nature.

3.6 All Intellectual Property and all works conceived, generated, created, developed and/or authored by Builder and Builder Group (individually or jointly) under this Agreement and related specifically to the Vessels shall be considered a work made for hire to the extent the law provides. Whether or not any Intellectual Property conceived, generated and/or authored by Builder and Builder Group (individually or jointly) is, or is not, considered work made for hire, Builder and Builder Group agree to convey and assign to Owner all of Builder and Builder Group’s worldwide rights, title and interest in and to in any Intellectual Property developed, conceived and/or generated under this Agreement, and Builder and Builder Group agree to fully cooperate (without further compensation) with Owner’s efforts to file, register, enforce and/or protect Owner’s rights to the Intellectual Property, and Builder and Builder Group will execute the necessary documents to ensure that all Intellectual Property conceived, generated, created, developed and/or authored under this Agreement is assigned to and/or vests in Owner. Notwithstanding any of the foregoing, any Intellectual Property developed by the Builder and which is related to general design elements, including design and techniques applied by Builder to prior vessels for other customers, and which is not unique to the Vessels, shall be retained by the Builder; provided, however, that the Owner shall have a perpetual non-exclusive license to use such Intellectual Property to the extent necessary in its operation, maintenance and repair of the Vessels.

3.7 The Builder covenants and agrees that its use of the Design, Functional Design Drawings, Regulatory Approved Drawings, or Detail Design Drawings shall be solely for purposes of performance of this Agreement, including, without limitation, any warranty obligations that arise hereunder. Without limiting the foregoing, the Builder shall not use a Vessel’s or the ATB Unit’s Design, Functional Design Drawings, Regulatory Approved Drawings, Detail Design Drawings, Specifications or any Intellectual Property associated with the foregoing to design, construct or have constructed on its behalf or on behalf of any Person, any other vessel or part thereof.

3.8 It is further understood that any Builder’s Process derived by the Builder from the Design, Specifications, Contract Documents, or the Builder furnished equipment are the property of the Builder.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.9 The Builder agrees that in the event any third party presents to the Builder a design substantially similar to a Vessel’s or the ATB Unit’s Design utilized under this Agreement, the Builder agrees to promptly notify the Owner and reasonably cooperate with the Owner in the Owner’s determination of whether such design infringes by a third party of any Intellectual Property rights associated with a Vessel’s or the ATB Unit’s Design.

3.10 The Owner agrees that the Builder’s Process is and shall remain the property of the Builder and may not be disclosed by the Owner to any third party or used directly or indirectly by the Owner or any third party in the construction of a vessel for the Owner by any party other than the Builder.

3.11 The Builder agrees that the Design, Functional Design Drawings, Regulatory Approved Drawings Detail Design Drawings, Specifications and any Intellectual Property associated with the foregoing may not be disclosed by the Builder to any third party or used directly or indirectly by the Builder or any third party in the construction of a vessel by the Builder for any Person other than the Owner.

3.12 The Builder agrees to fully cooperate, and have its employees, subcontractors and agents fully cooperate, with the Owner in the procurement, prosecution, maintenance, protection and enforcement of all Intellectual Property rights associated with each Vessel’s and the ATB Unit’s Design. This cooperation includes, but is not limited to, the execution of any documents required by the Owner or any U.S. or foreign Intellectual Property office to establish and/or perfect the Owner’s exclusive ownership of such Intellectual Property.

ARTICLE 4 – TRIALS AND DELIVERY

4.1 The Owner shall, at its own expense, have the right at any time during normal business hours to inspect the Vessels, the Work and Materials and the progress being made in the Work and further shall have the right to have any qualified person of its choosing make inspection and examination of the Vessels in various stages of construction, subject to the Builder’s right to deny access to any Person who, in the Builder’s reasonable opinion, does not comply with the Builder’s health, safety, environmental, insurance or security policies, which policies shall be provided to the Owner within a reasonable time upon request.

4.2 Upon installation of any of the Vessels’ machinery, equipment, systems, which includes the components of the Dredging System, and Owner Furnished Items, each item will be tested to ensure its proper operation in accordance with the Schedule as called for in the Specifications. Materials and consumables necessary for operational testing, including but not limited to fresh water, fuels, oils, greases, filters, hydraulic fluids, shall be furnished by and for the account of the Builder. In accordance with Article 16.3, the Owner shall pay the Builder for materials and consumables on board the Vessels at the time of Delivery.

4.3 When the Builder has completed the Work on the Vessels, the ATB Unit will undergo Dock Trials to demonstrate that the Work and all of the Vessels’ machinery, equipment and systems operate in accordance with the Contract Documents. The Owner will be given a minimum seven (7) Working Days advance written notice of the scheduled dates for Dock

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Trials. Upon satisfactory completion of Dock Trials, and satisfactory correction of any of defective or non-compliant Work, the ATB Unit shall go on Sea Trials immediately prior to the intended Delivery to the Owner. The ATB Unit will undergo Sea Trials to demonstrate that the Work is completed, and including without limit, that the Vessels and their machinery, equipment and systems operate satisfactorily while the Vessels are in service and the Vessels and ATB Unit were constructed in accordance with the Contract Documents and all applicable requirements of the Regulatory Authorities. During any trials, the ATB Unit will be inspected by the Regulatory Authorities, the Builder and the Owner.

4.4 The Builder and the Owner acknowledge that the ATB Unit’s Dredging System can only be effectively tested by loading and unloading a quantity of material into and out of the ATB Unit’s hopper (the “System Tests”), and that the System Tests during Sea Trials are essential to demonstrate that the Work and all the Vessels’ machinery, equipment and systems operate in accordance with the Contract Documents. The Owner shall provide at its cost the operating crew for performance of the System Tests and all necessary permits required to conduct the System Tests. In the event that the System Tests cannot be completed at the time of the Sea Trials or within seventy-two hours of the completion of Sea Trials and the cause for such lack of completion of the System Tests is not due to any breach of the Contract by the Builder or any act or omission of the Builder, the Owner shall take Delivery of the ATB Unit provided that all other requirements for Delivery are completed, and the Owner shall withhold $500,000.00 from the Delivery Payment (the “Retained Amount”) until such time as the System Tests have been satisfactorily completed. The Owner and the Builder shall perform the System Tests. The Owner shall notify the Builder in writing, and in the same form as Exhibit P, of any defects in the Dredging System within fifteen (15) Working Days of the performance of the System Tests. In the event the Owner has not notified the Builder of a defect in the Dredging System within such time, the Owner shall pay the Retained Amount to the Builder. Any defects in the Dredging System attributable to Builder discovered during the System Tests and timely notified to the Builder shall be remedied by the Builder in accordance with the provisions of this Article 4, after which the Owner shall pay the Retained Amount to the Builder less the following, as applicable:

(a) deductions from the early completion premium or additions to the late completion liquidated damages for each Day the ATB Unit is out of service to effect repairs to the Dredging System, at the applicable rate specified in Article 8;

(b) deductions from the early completion premium or additions to the late completion liquidated damages for each Day the System Tests exceed three (3) Days of testing (or a length of time as otherwise agreed by the parties), at the applicable rate specified in Article 8; and

(c) any costs to the Owner reimbursable under Article 11.2 of this Agreement.

4.5 The Builder acknowledges that the Vessels are being built as part of a dual mode articulated tug/barge trailing suction hopper dredge and that the construction and operation of each component part so as to operate as one fully integrated dual mode articulated tug/barge trailing suction hopper dredge is the object of the Contract. Acceptance by and Delivery to the Owner shall be subject to and conditioned upon the successful Sea Trials, Dock Trial and System Tests of the ATB Unit and not its component parts.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

If the Owner is not satisfied with the Work, the Owner will promptly, and in any event within five (5) Working Days after conclusion of the Dock Trials and/or Sea Trials (as applicable), notify the Builder in writing, setting forth the nature and character of the problem in sufficient detail to fully apprise the Builder of same in the form attached as Exhibit P. The Builder shall work as expeditiously as possible to resolve the problem so that the ATB Unit conforms with the Contract Documents. When the trials and tests are complete and the problems, if any, are resolved to the Owner’s reasonable satisfaction, Delivery of the ATB Unit will be deemed achieved, subject to the Builder’s compliance with Article 5.6.

If a complaint regarding the Work under this Article 4 cannot be resolved and settled by the parties, then such complaint shall be settled in the manner provided for in Article 25 of this Agreement. During the pendency of such dispute and at the direction of Owner, Builder will proceed to resolve the Owner’s complaint on a time and material basis as defined in Article 9.7. If it is determined that the Work directed by Owner was not required by the Contract Documents, then Owner will pay Builder for such Work on a time and material basis as defined in Article 9.7 and the Delivery Date shall be adjusted by the number of Days the Work directed by Owner took to complete. The party who does not prevail in this dispute will also be required to pay any costs of additional testing and Dock Trials, Sea Trials or Systems Test. If it is determined that the Work was required by the Contract Documents, then the Work shall be deemed to have been part of the Contract Price and no additional amount shall be due to the Builder and the Builder shall be deemed to have been required to correct the Work, subject to liquidated damages for delays provided in this Agreement and, at Builder’s sole cost and expense, to such additional testing and Dock Trials, Sea Trials or System Tests as may be required in order to complete and satisfactorily test the Work in accordance with the Contract Documents.

4.6 The Owner shall provide to the Builder a Shipyard Contract Deficiency Report in the form of Exhibit P as a means to communicate items that need to be addressed by the Builder before Delivery.

4.7 The Builder shall deliver the ATB Unit to the Owner in accordance with the Contract on or before the Delivery Date free and clear of liens and encumbrances and with Lien Release(s) in the forms of Exhibits G-1 and G-2, as required by Article 5.6, provided the Builder has been paid all amounts due under this Agreement.

4.8 Delivery shall be made safely afloat at the Builder’s shipyard in Panama City, Florida or at a location mutually agreed by the Owner and the Builder. If Delivery is made at an offshore location, the costs of such offshore delivery will be the subject of a Change Order for the account of the Owner; provided, however, that if the ATB Unit is delivered offshore immediately after the Sea Trials have been successfully completed, no Change Order or additional monies shall be due by the Owner.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 5 – PAYMENT

5.1 The Work shall be performed by the Builder in consideration of the Owner’s payment of the Contract Price for each Vessel in the manner set forth in Exhibit A of this Agreement and Change Orders.

5.2 The Owner agrees to pay the Contract Price of each Vessel to the Builder in Interim Installment Payments which shall correlate to the Milestone Schedule as set forth in Exhibit Q. In the event that the Owner shall fail to pay the first Interim Installment Payment as provided by Exhibit Q due to no fault of the Builder, the Builder shall have the right, at its sole discretion, to (i) cancel this Agreement, in which event the Builder shall have no further obligation to the Owner hereunder, or (ii) suspend performance of the Agreement until such first Interim Installment Payment is received. In the event of such suspension, the Project Schedule, including the Delivery Date, shall be adjusted commensurately with the period of suspension. If the Builder has not achieved the progress of Work required for an Interim Installment Payment, the Owner shall not be required to make the Interim Installment Payment until such time as the Builder certifies, to the satisfaction of the Owner, that it has achieved the Milestone necessary for the Interim Installment Payment.

5.3 Except for the first Interim Installment Payment, the Builder shall furnish a Milestone Certificate for each Milestone for any of the Vessels which shall state (i) the stage of Work achieved; (ii) that the Work completed complies with the Contract Documents; and (iii) that, subject to payment by the Owner therefor, there are no liens upon said Vessel for labor or Materials covered by this Interim Installment Payment for said Vessel, except those created by the Owner, its subcontractors, vendors, or employees. The Milestone Certificate shall be executed and certified by the President or Chief Financial Officer of the Builder. The Builder shall provide notice to the Owner within five (5) Working Days of receipt of any liens filed against the Work or a Vessel. If a lien claim is filed against the Vessel or the Work on the Vessel or any portion of the Work is seized in connection with any asserted lien, the Owner shall not be obligated to make payment until the lien is resolved to the reasonable satisfaction of the Owner or the lien is fully released by bonding or other appropriate means. Milestone Certificates for each Milestone shall be furnished to the Owner along with a Partial Lien Release(s) in the form of Exhibits L-1 and L-2 in favor of the Vessels and the Owner executed by the Builder and its Subcontractors, as applicable. The Builder shall submit a Builder’s Invoice in connection with each Interim Installment Payment as set forth in Exhibit Q.

5.4 The Builder will give the Owner written and electronic notice of the intended date of issuance of a relevant Milestone Certificate, not more than ten (10) Working Days nor less than five (5) Working Days before issuance. The form of Milestone Certificate is attached as Exhibit F-1 to this Agreement. Except for the first Interim Installment Payment, and with respect to any Interim Installment Payment which is disputed and subject to resolution pursuant to Article 5.5, Interim Installment Payments will be made by the Owner within ten (10) Working Days of receipt of the relevant Milestone Certificate, or within ten (10) Working Days of resolution of such dispute under Article 5.5, accompanied by appropriate Lien Release(s) and Builder’s Invoice, in the form attached as Exhibit F-2 (except that the Delivery Payment will be made by the Owner upon Delivery of the ATB Unit).

5.5 Except for disputes arising with respect to the final Milestone, if the Owner objects upon receipt of the Milestone Certificate on grounds that the pertinent Milestone has not been reached, the dispute will be resolved pursuant to the provisions of Article 25 hereof.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.6 As of the time of Delivery of each Vessel, the Builder shall have executed and delivered to the Owner (a) a Certificate of Completion and Delivery in the form of Exhibit H (including all documents listed therein) stating (i) that the Vessel has been completed, (ii) that all trials and tests have been satisfactorily completed (except, if applicable, the System Tests), and (iii) that the Vessel complies with the Contract Documents and is free from any known defects in the Builder’s Materials and workmanship; (b) final lien waivers from the Builder, in the form of Exhibits G-1 and G-2; (c) the Detail Design Drawings, including any and all modifications thereto to reflect the as-built design and construction of the Vessel which shall be delivered to Owner within five (5) Days of Delivery if available but in no event later than thirty (30) Days after Delivery with the understanding that the Builder shall always use commercially reasonable efforts to deliver the as built drawings as expeditiously as possible upon or after Delivery of each of the Vessels; (d) any other documents set forth in the Specifications; and (e) any other document reasonably required by the Owner, by applicable law or by any Regulatory Authority in order for the Owner to have the Vessel documented in the Owner’s name and to allow the ATB Unit to commence operations as a trailing suction hopper dredge inspected under 46 C.F.R. Sub-Chapter C, and meeting Sub-Part I of Part 174, with a coastwise endorsement in the United States, the foregoing being collectively referred to as the “Delivery Documents”. The Delivery Documents shall not include any certificate or approval from any Regulatory Authority required to be obtained by Owner as owner or operator of the Vessels. Upon receipt of all Delivery Documents, the Owner shall execute and deliver to the Builder a Protocol of Delivery and Acceptance in the form set forth in Exhibit M.

5.7 Upon Delivery as evidenced by a fully executed Protocol of Delivery and Acceptance or in the event the Owner refuses to accept a Vessel, despite the Builder’s complete satisfaction and fulfillment of Builder’s obligations hereunder, the Owner shall pay the Builder:

1.	The Delivery Payments indicated in Exhibits Q-1 and Q-2;

2.	Plus any amounts due and payable by the Owner that have not been paid to date;

3.	Plus any applicable State or Local Sales and/or Use Taxes, unless the Owner has provided to the Builder documents required by Florida law to obtain a sales or use tax exemption (the Builder agrees to provide reasonable assistance as requested by the Owner for obtaining any available exemption(s));

4.	Plus or less any changes in the Contract Price resulting from fully executed Change Orders that have not been paid or credited prior to Delivery;

5.	Plus the cost of any stores paid for by the Builder on board the ATB Unit at the time of Delivery;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.	Less the liquidated damages for delay that may have accrued in accordance with Article 8 below. If the amount of liquidated damages payable pursuant to Article 8 shall exceed the sum of (1) through (5), above, the Builder shall pay the difference to the Owner at the time of Delivery; and

7.	Less any Retained Amount.

5.8 In the event of any dispute between the Owner and the Builder at the time of Delivery, which the Owner reasonably determines is not material to the functionality and performance of the Vessels and their systems, the Builder and the Owner shall reserve their respective rights regarding the dispute and Delivery of the ATB Unit shall be made subject to such reservation. The Builder shall not withhold or otherwise delay or encumber the Delivery of the ATB Unit and the Owner shall not withhold acceptance of the ATB Unit or the payment of all amounts due and payable pursuant to Article 5.7. The Builder shall deliver the Builder’s Certificate to the offices of Marine Documentation in Falling Water, West Virginia to be held in escrow and released upon the Owner’s payment of eighty percent (80%) of the final payment for such Vessel to the Builder with the twenty percent (20%) balance of the final payment for such Vessel to be held in escrow by the law offices of Baker Donelson and released to the Builder upon the issuance of the Certificate of Documentation by the U.S. Coast Guard National Vessel Documentation Center.

5.9 All payments will be due by wire transfer or other payment in good funds unless otherwise specified herein. The Builder and the Owner shall furnish wire transfer payment instructions to the other party. Any and all late payments shall accrue interest at the thirty-day Libor rate plus two percent (2%) from the date that the payment was due until paid.

5.10 Payments by the Owner shall be without prejudice to all rights, defenses and remedies of the Owner in respect of the ATB Unit and this Agreement.

5.11 Additions, deletions or extra items requested by the Owner from the Contract Documents shall be initiated and performed by the Builder without delay. Any increase or decrease in the Contract Price from a change or adjustment agreed to in accordance with Article 9 shall be deemed a part of the Contract Price. Where the increase or decrease in the Contract Price has not been agreed upon, the Interim Installment Payment shall be estimated based on the Owner’s good faith estimate of the increase or decrease in the Contract Price due to such change or adjustment, unless the Owner and the Builder agree otherwise. At the time the increase or decrease in the Contract Price is agreed upon between the Owner and the Builder, an appropriate adjustment will be made in the subject Interim Installment Payments to reflect the variance, if any, between the Owner’s estimate and the agreed adjustment in the Contract Price.

5.12 In the event that an increase or decrease in the Contract Price due to change or adjustment under Article 9 below is not mutually agreed to prior to Delivery of the ATB Unit to the Owner, appropriate adjustment of any overpayment or underpayment shall be made promptly upon final determination in accordance with Article 25 as to the increase or decrease and any adjustments required to the Contract Price shall be paid or refunded within ten (10) Working Days.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.13 If a change or adjustment shall result in an agreed increase or decrease in the Contract Price for the ATB Unit, all Interim Installment Payments thereafter relating to the ATB Unit shall take account of such increased or decreased Contract Price. The first such Interim Installment Payment that becomes due after the subject increase or decrease shall be adjusted by an amount equal to the product of (a) the amount of the increase or decrease in the Contract Price and (b) the aggregate percentage of the Contract Price required to be paid on or before the due date of such Interim Installment Payment.

5.14 The Owner and the Builder agree that the sum of the Contract Price for the Vessels as set forth in Exhibit A shall be paid by the Owner by the aggregate of (i) payments by the Owner to the Builder in accordance with the Tug Milestone Schedule set forth in Exhibit Q-1; and (ii) payments by the Owner to the Builder in accordance with the Barge Milestone Schedule set forth in Exhibit Q-2.

ARTICLE 6 – PROSECUTION OF THE WORK AND PROJECT SCHEDULE

6.1 In consideration for the Contract Price, the Builder shall provide all things required for the complete performance of the Work, except for such items as are specifically required by the Contract Documents to be furnished by the Owner. The Builder shall at all times prosecute the Work diligently so as to ensure completion of the ATB Unit in full accordance with the Contract Documents by the Delivery Date. The Builder shall at all times furnish sufficient numbers or amounts of properly skilled and qualified workers, acceptable materials and equipment and adequate services and tools and equipment necessary for the Work and to ensure the delivery of the ATB Unit by the Delivery Date.

6.2 The Builder shall perform all of the Work in accordance with Good Shipbuilding Practice, all applicable laws, applicable codes and standards, and the Contract Documents. All engineering and design services provided by Builder shall be provided utilizing Good Shipbuilding Practice and the generally accepted standard of care, skill and diligence as would be provided by a national shipbuilder to the U.S. maritime industry. The ATB Unit shall be constructed in a good and workmanlike manner consistent with Good Shipbuilding Practice and in accordance with the class standards set forth in the Specifications, Contract Documents and the requirements of the governing Regulatory Authorities. All Work of the Builder requiring certification shall be certified.

6.3 The Builder understands that time is of the essence for the Owner and that an essential cause for the Owner’s decision to enter into this Agreement with the Builder is the representation by the Builder that, except for causes of Force Majeure or other delays excused in accordance with the terms of this Agreement, the Builder can and will perform the Work and can and will deliver the ATB Unit by the Delivery Date shown on Exhibit A. The Builder shall not take on additional work in its yard(s) which would adversely impact the delivery of the ATB Unit. In the event that the Builder is unable to complete and deliver the ATB Unit by its Delivery Date as a result of a Force Majeure event or other event causing delay, the Builder will work with full dispatch in order to complete the delayed ATB Unit in the most timely manner achievable by the Builder, including, without limitation, acceleration of the Work by all reasonable means available. In the event the delay is caused by a Force Majeure event or another

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

event which would allow Builder an extension of the Delivery Date under this Agreement, the additional cost including overtime incurred by the Builder to accelerate completion of the Work will be the subject of a Change Order; provided, however, that the Owner shall have the right to review and approve any acceleration of the Work or any recovery plan proposed by the Builder before it is implemented by the Builder. The Builder shall not, under any circumstances, make a decision that it is more economically advantageous for the Builder to pay liquidated damages than to allocate all necessary resources to the construction of the delayed ATB Unit that, if so allocated, would prevent the delay or lessen the delay and the Owner shall have the right to a mandatory injunction requiring the Builder to complete the Work with all due diligence. Notwithstanding anything to the contrary in Article 25, the Owner may seek such mandatory injunction in the exclusive venue selected by the parties in Article 25 hereof.

6.4 The Builder has provided to the Owner a preliminary schedule attached hereto as Exhibit K. No later than thirty (30) Days following the execution of this Agreement, the Builder shall submit to the Owner a project schedule and execution plan (the “Project Schedule”) in electronic form in its native format and a .pdf. The Owner and the Builder each acknowledge that the Project Schedule is a tool to be used to measure the Builder’s progress. Such schedule shall indicate dates for commencement, completion of the Work, and an overall project execution strategy. All points of interface between the Owner and the Builder (i.e., all instances where performance of the Builder’s Work depends upon the Owner) and appropriate constraints shall be included in the Project Schedule. In particular, the required delivery date of Owner Furnished Items shall be included in the Project Schedule so that the Owner may schedule its delivery to the Builder. In addition to any and all other parts of the Work shown, said Project Schedule shall indicate the dates of expected completion of each Milestone task set forth in Exhibit Q. The Builder shall use and be entitled to rely upon information provided by the Owner for its installation of the Owner Furnished Items and shall bear no liability for any critical path schedule impacts due to the late delivery of the Owner Furnished Items. Nonetheless, the Builder agrees to exercise due diligence to overcome the late delivery of any Owner Furnished Items that have an impact on the critical path of the Project Schedule. If the Builder shall incur any additional expense, the Builder shall notify the Owner about the details supporting such additional expense and the Builder shall be entitled to a Change Order in the agreed amount of such extra expense.

6.5 During the performance of the Work, the Project Schedule shall be updated to show the progress of the Work and shall be submitted to the Owner for its review every four (4) weeks, commencing after the Builder’s submittal of the original Project Schedule and shall hold project status meetings with the Owner’s Representative every week for the final eight (8) weeks. If the progress of the Work in comparison to the Project Schedule evidences that the Builder is not on schedule and the Owner so notifies the Builder, the Builder shall, within twenty (20) Working Days thereafter, provide a recovery plan to the Owner for the Owner’s review and approval, which recovery plan must set forth a revised Project Schedule with a re-sequencing and/or acceleration of elements of the Work in order to complete the ATB Unit by the Delivery Date. Except as provided to the contrary in Article 6.3, the Builder shall be responsible for all costs and expenses incurred by the Builder in the implementation of the recovery plan.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.6 The Owner acknowledges that the Functional Design Drawings, the Regulatory Approved Drawings, the Barge Model (to the extent of functional design), the Tug Model (to the extent of functional design) and the Owner Furnished Items have critical importance to the maintenance and achievement of the Delivery Date. The Owner also acknowledges that the failure to timely deliver the aforementioned items may cause a delay in the completion of the Work, and may cause Builder to incur additional costs over and above those projected for this Agreement. In the event that completion of the Work is delayed as a direct result of Owner’s failure to timely provide the aforementioned items, the Delivery Date will be extended by a period equal to the period of the delay. In the event Builder incurs additional costs directly related to the Work as a direct result of Owner’s failure to timely provide the aforementioned items, Owner shall compensate Builder for reasonable costs related to the Work that Builder may demonstrate as resulting from the delay. In all instances of delay in delivery of the aforementioned items, Builder shall demonstrate that the path of the Work has been affected and that the Builder was not able to adjust the planned Project Schedule to avoid extension of the Delivery Date or the incurrence of additional costs. In the event the Builder determines that the late delivery of the aforementioned items is affecting the Project Schedule such that the Delivery Date must be extended and/or that additional costs will be incurred by the Builder as a direct result of such late delivery, the Builder shall notify the Owner in writing of such event as soon as possible but no later than fifteen (15) Working Days after knowledge thereof and provide all pertinent details and documents to support any proposed extension of the Delivery Date and/or any additional costs the Builder anticipates incurring as a result of such delay. In the event the Builder is unable to quantify the expected delay or additional cost, the Builder shall provide its best estimate and shall update and revise the estimate as additional information becomes available. The Builder shall be precluded from asserting any claim for an extension of the Delivery Date and/or for additional costs, which is not timely made in accordance with this Article 6.6. Notwithstanding anything herein to the contrary, the Builder shall continue with the performance of the Work even if there is a dispute regarding the delay and cost effect of any delay in providing the aforementioned items, which dispute shall be resolved pursuant to Article 25 hereof.

ARTICLE 7 – FORCE MAJEURE

7.1 The Builder shall not be liable for failure to perform its obligation under this Agreement during such time period the Builder’s performance is prevented by reason of a Force Majeure event. The Delivery Date of the ATB Unit shall be subject to extension by reason of Force Majeure provided that the critical path of the Work is shown to have been affected by such Force Majeure event and the Builder is unable to reasonably adjust its planned Project Schedule. Subject to Articles 7.2 through 7.5, the parties agree that such causes shall include, but not be limited to, the following: all strikes, lockouts, or any other industrial disturbance (not within the control of the Builder and not involving its own workers); shortages, unavailability, inadequacy or delays in receiving fuel supplies or electricity, supplies, Materials and equipment (not within the control of the Builder); delivery of defective Materials and equipment (not within the control of Builder); acts of God, war, preparation for war, the intervention of the Military or other agencies of government, blockade, sabotage (not involving the Builder’s own workers or the Builder’s Subcontractors), terrorism and vandalism (not involving the Builder’s own workers or the Builder’s Subcontractors), riots, insurrection; extraordinary rain, landslides, floods, named tropical storms or hurricanes which affect the Builder’s shipyard, tornadoes, earthquakes, collisions, fire, epidemics and lightning. No such extension, however, shall suspend, alter or

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

affect the Builder’s right to receive or the Owner’s duty, if any, to compensate for all Work completed through the date of suspension. The Builder shall notify the Owner in writing promptly of any Force Majeure event and shall furnish an estimate of the extent of any Force Majeure delay as soon as reasonably practical but not exceeding twenty (20) Working Days after learning of a Force Majeure event. The Builder shall include with that notice (a) a description of the event, (b) its occurrence date, (c) its expected duration and (d) its expected effect on the Project Schedule and the Delivery Date of the ATB Unit. The Builder shall inform the Owner in writing of the end of a Force Majeure event as soon as reasonably practical after its cessation but not exceeding twenty (20) Working Days and include an estimate of the delay in any Delivery Date, if any, caused by that event. Upon receipt of the Builder’s notice of a Force Majeure event, the Owner shall, within ten (10) Working Days thereafter, either acknowledge in writing its agreement that such event is to be treated as a Force Majeure event, or state any objections, and the reasons therefor, to acceptance of this event as a Force Majeure event. If the Owner objects to the Builder’s notice or does not respond within ten (10) Working Days, the matter shall be reserved and referred to resolution under Article 25. If the Owner does not respond within ten (10) Working Days, the Force Majeure event shall be considered approved. If completion of the ATB Unit is delayed by a Force Majeure event, the Delivery Date of the ATB Unit shall be adjusted by a period equal to the period specifically and exclusively resulting from the Force Majeure event.

7.2 Delays caused by weather conditions shall only be Force Majeure where caused by landslide, lightning, flood, windstorm, hurricane, named tropical storm, earthquake, tornado or extraordinary rains which prevent Work occurring out of doors at the Builder’s shipyard.

7.3 Delays caused by labor shortages and other shortages or inability to perform resulting directly from and that arise immediately following named tropical storms or hurricanes shall only be considered Force Majeure if the Builder shall have provided to the Owner within ten (10) Days following its notice of the Force Majeure event a plan by the Builder demonstrating that the Builder will take all reasonable efforts in order to mitigate the effects and delays arising from such shortages or inabilities to perform in an expedient manner.

7.4 Should there be local area, state or federal government interferences in the Builder’s shipyard, this interference will only be considered Force Majeure if exercised by the governmental entity pursuant to clear legal authority. If exercised without clear legal authority, it will only be considered Force Majeure if the Builder reasonably exercises its legal rights to oppose such interference, by all reasonable legal means in order that interference will not cause delays in delivery of the ATB Unit.

7.5 It is expressly understood by the Builder that delays in receiving supplies, materials and equipment shall not be considered Force Majeure unless (a) caused by strikes or lockouts of workmen other than those in the employ of the Builder, or (b) the Builder establishes to the reasonable satisfaction of the Owner that (i) the Builder timely ordered and paid for as required such supplies, materials and equipment; (ii) the Builder exercised due diligence to obtain delivery; (iii) no other source of supply was reasonably available; and (iv) the Builder is unable to reasonably adjust its Project Schedule to maintain scheduled critical path progress of the Work.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.6 Should the Builder claim adjustments to the Delivery Date for the ATB Unit for one hundred and eighty (180) or more Days in the aggregate for reasons it claims are related to Force Majeure event(s), the Owner, at its sole option and in its discretion, shall have the right to terminate this Contract for convenience by giving seven (7) Days prior written notice to the Builder of the Owner’s intent to terminate for convenience under this Article. In such event, the Builder shall release the ATB Unit, and the Work and any Materials or equipment relating thereto to the Owner and invoice the Owner (a) for the portion of the Contract Price(s) allocable to the Work in progress performed on and Material commitments made for the ATB Unit as of the effective date of the termination, less the aggregate of previous payments relating to the ATB Unit; and (b) for all documented expenditures made and costs incurred reasonably necessary to the settling or discharging outstanding commitments relating to the ATB Unit entered into by the Builder in performing under this Contract. The Owner shall pay all undisputed amounts at the time the Builder releases the ATB Unit to the Owner with any disputed amounts being subject to the dispute resolution provisions of Article 25 of this Agreement. In the event of termination for Force Majeure pursuant to this Article by the Owner, the Owner’s right to terminate shall be its sole and exclusive remedy and the provisions of Article 14 shall not apply and the termination shall not be deemed to be on account of a Builder default. Unless specifically provided in this Agreement, the Owner shall not under any circumstances be responsible or liable to the Builder, or its Suppliers or Subcontractors of any tier, for any incidental, consequential or special damages or expenses of any type or kind, including, but not limited to, loss of time, loss of profit or earnings, or losses related to detrimental reliance upon the existence of the Agreement, whether or not such losses directly or indirectly arise out of the Agreement, or from any actions taken by the Owner at any time to terminate the Agreement. Extensions of the Delivery Date due to the delay of the Owner under Article 6.6 shall not be included in the calculation of Days in connection with the Owner’s right to cancel under this Article 7.6.

ARTICLE 8 – LIQUIDATED DAMAGES FOR DELAY

8.1 In the event the Builder shall deliver the ATB Unit later than its Delivery Date, the Builder shall pay to the Owner as liquidated damages in the form of a reduction in the Contract Price, to the extent any amounts are still owing, and any balance in cash, the amount of $15,000 per day for each and every Day for the first thirty (30) Days that the actual date of Delivery for the ATB Unit occurs after the Delivery Date for the ATB Unit.

8.2 In the event the Builder shall deliver the ATB Unit later than thirty (30) Days after the Delivery Date, the Builder shall pay to the Owner as liquidated damages in the form of a reduction in the Contract Price, to the extent any amounts are still owing, and any balance in cash, the amount of $20,000 per Day for each and every Day that the actual date of Delivery for the ATB Unit exceeds thirty (30) Days after the Delivery Date for the ATB Unit up to sixty (60) Days of delay.

8.3 In the event the Builder shall deliver the ATB Unit later than sixty (60) Days after the Delivery Date but less than ninety-one (91) Days after the Delivery Date, the Builder shall pay to the Owner as liquidated damages in the form of a reduction in the Contract Price, to the extent any amounts are still owing, and any balance in cash, the amount of $25,000 per Day for each and every Day that the actual date of Delivery for the ATB Unit exceeds sixty (60) Days after the Delivery Date up to ninety (90) Days of delay.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.4 In the event the Builder shall deliver the ATB Unit later than ninety (90) Days after the Delivery Date but less than one hundred twenty (120) Days after the Delivery Date, the Builder shall pay to the Owner as liquidated damages in the form of a reduction in the Contract Price, to the extent any amounts are still owing, and any balance in cash, the amount of $30,000 per Day for each and every Day that the actual date of Delivery for the ATB Unit exceeds ninety (90) Days after the Delivery Date up to one hundred twenty (120) Days of delay.

8.5 In the event the Builder shall deliver the ATB Unit later than one hundred twenty (120) days after the Delivery Date but less than one hundred fifty (150) Days after the Delivery Date, the Builder shall pay to the Owner as liquidated damages in the form of a reduction in the Contract Price, to the extent any amounts are still owing, and any balance in cash, the amount of $35,000 per Day for each and every Day that the actual date of Delivery for the ATB Unit exceeds one hundred twenty (120) Days after the Delivery Date up to one hundred fifty (150) Days of delay.

8.6 In the event the Builder shall deliver the ATB Unit later than one hundred fifty (150) Days after the Delivery Date but less than one hundred eighty (180) Days after the Delivery Date, the Builder shall pay to the Owner as liquidated damages in the form of a reduction in the Contract Price, to the extent any amounts are still owing, and any balance in cash, the amount of $40,000 per Day for each and every Day that the actual date of Delivery for the ATB Unit exceeds one hundred fifty (150) Days after the Delivery Date up to one hundred eighty (180) Days of delay.

8.7 In no event shall the total amount of liquidated damage for delay in Delivery exceed $4,950,000.

8.8 It is understood and agreed that in the event of late Delivery of 180 Days or less, the Owner shall suffer damages which are difficult to ascertain, and the Builder and the Owner acknowledge and agree that liquidated damages in the amounts set forth herein are a reasonable estimate of the anticipated damages that the Owner may suffer as a result of delayed delivery and are not a penalty. It is understood and agreed by and between the Builder and the Owner that such reduction in the Contract Price for the liquidated damages or payment of any balance in cash shall be in lieu of all other delay damages available to the Owner under this Agreement or at law or in equity (except for the injunctive relief set forth in Article 6.3), if any, and shall be construed as liquidated damages and as a waiver of any rights or remedies available for the failure to timely complete the ATB Unit on or before the Delivery Date. Such liquidated damages shall be the Owner’s sole and exclusive remedy for any damages due specifically to late delivery of 180 Days or less of the ATB Unit and the Owner specifically waives all other rights or remedies at law or in equity (except for injunctive relief) for any such late delivery.

8.9 In the event the Builder shall not have delivered the ATB Unit on or before one hundred eighty-one (181) Days after its Delivery Date, the Builder shall be in default and, in addition to the liquidated damages due up to the date of termination, and the other rights and remedies available to the Owner under this Agreement, the Owner may, at its option, immediately terminate this Contract upon written notice to the Builder.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.10 Any liquidated damages claimed by the Owner but disputed by the Builder (“Disputed Liquidated Damages”) shall be deposited promptly by the Builder prior to Delivery of the ATB Unit in an escrow account at a mutually agreeable financial institution in the joint names of the Builder and the Owner pending resolution of the dispute in accordance with Article 25 of this Agreement.

ARTICLE 9 – CHANGES IN THE WORK

9.1 The Owner reserves the right to make any deductions from or additions to the Work on giving due notice in writing to the Builder, the cost of any such changes to be agreed upon in advance by the Owner and the Builder, and added to, or deducted from the total Contract Price for the ATB Unit. If any such change will affect the current Delivery Date of the ATB Unit, or if any delays shall have occurred which, according to the terms of this Agreement, require an adjustment of the Delivery Date, the Delivery Date shall be adjusted accordingly. A statement of the changes in the Work, including any increased or reduced amount of the Contract Price, and/or any adjustment to the current Delivery Date, shall be submitted in a proposed Change Order to the Owner by the Builder. Said Change Order shall be agreed or disputed in writing by the Owner within ten (10) Working Days. The Change Order form to be utilized is attached hereto as Exhibit I. In the event the Owner shall dispute the Builder’s proposed Change Order, the Builder shall nonetheless proceed to make the change so required on a time and materials basis as set forth below in Article 9.7. The undisputed portion shall be reflected in an adjustment in the amount of the applicable Interim Installment Payment and the disputed amount resolved in accordance with Article 25 of this Agreement.

9.2 Changes in the Work or to any Contract Document may be accomplished after execution of this Agreement, and without invalidating the Contract, by Change Order, subject to the limitations herein.

9.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the Builder shall proceed promptly making any such changes.

9.4 When the Owner and the Builder agree on adjustments in the Contract Price or adjustments of the Delivery Date, or Modifications in the Specifications or any Contract Documents or otherwise reach agreement upon the adjustments, such agreement shall be effective only upon execution of an appropriate Change Order, signed only by the authorized signatories identified in Article 21.2.

9.5 If the Builder wishes to make a claim for an increase in the Contract Price for any change in any part of the Work as a result of any change in the applicable rules of the Regulatory Agencies which require changes to the Contract Documents as contemplated in Article 2.6 or if the Builder wishes to make a claim for an increase in the Contract Price for any variation between the Contract Drawings and the Functional Design Drawings which variation causes an increase in the cost to the Builder to build the Vessel, the Builder shall give the Owner written

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

notice thereof in the form of a proposed Change Order. The Builder shall provide the proposed Change Order within fifteen (15) Working Days of the Builder’s discovery of any such change in the Work. Except in an emergency endangering life or property in which case the Builder may proceed, the Builder shall not proceed with the claimed change in the Work covered by the proposed Change Order unless and until the proposed Change Order has been approved in writing and signed by one of the authorized signatories of the Owner identified in Article 21.2, in the form of an approved Change Order. If the Owner and the Builder cannot agree on the entitlement to a Change Order, the amount of the adjustment in the Contract Price or the adjustment of the Delivery Date, the Owner may direct the Builder to perform such Work and shall pay the Builder the undisputed amount of the Work (assuming the Owner concurs that there has been a change in the Work but disputes the adjustment in the Contract Price requested by the Builder) performed in furtherance of the Change Order on the basis set forth in Article 9.1, without waiver of the Owner’s right to thereafter to submit the disputed amount to resolution pursuant to Article 25 hereof.

9.6 Cost of any change considered an addition or a deletion shall be on a fixed price basis, unless some other method of pricing is agreed by the Builder and the Owner. Cost of any change considered a substitution shall be the difference between the cost of the new substituted item and the originally specified item.

9.7 Any Work performed on a time and material basis during the Agreement shall be based upon $60.00 per hour for labor. The Builder’s mark-up for materials purchased from a third party shall be the Builder’s cost plus ten percent (10%).

9.8 Any Change Order in an amount greater than $10,000 shall include an itemized breakdown of all estimated labor and materials to perform the Change Order and the Builder’s detailed computations of the projected cost of the Change Order.

9.9 Each approved Change Order shall be deemed to include all direct and indirect costs, including delay, local disruption, cumulative disruption, cumulative impact, acceleration and like costs associated with, resulting from, or incidental to an approved Change Order including such costs that may be incurred by the Builder, its Subcontractors and its Suppliers. The Builder hereby agrees that upon its acceptance of an approved Change Order, the Builder shall be deemed to waive and release all claims against the Owner for any and all additional costs or delays in a relevant Delivery Date, including, without limitation, costs and delays based on any legal or equitable theory such as cumulative disruption or cumulative impact theories, resulting from an approved Change Order.

9.10 No change in the Work under this Agreement, whether by way of alteration or addition to or deletion of the Work, shall be the basis of a change to the Contract Price or a change in a relevant Delivery Date unless and until such alteration or addition or deletion has been authorized by a Change Order executed and issued in accordance with and in strict compliance with the requirements of this Article 9.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 10 – INSURANCE

10.1 At any and all times during the term of this Agreement, the Builder shall at its own expense maintain, with an insurance company or companies authorized to do business in the state in which Work is to be performed and reasonably acceptable to the Owner, insurance coverages of the kind and in the minimum amounts as follows:

(a) Worker’s Compensation Insurance including occupational disease and coverage under the United States Longshore and Harbor Worker’s Compensation Act, such insurance to cover all benefits provided by the applicable Act, also Employer’s Liability Insurance extended to include coverage for Maritime Employer’s Liability (i.e., Jones Act, Death on the High Seas Act and transportation, wages, maintenance and cure) with minimum limits of $1,000,000 in any one occurrence.

(b) Commercial General Liability Insurance with an endorsement specifically covering the liabilities assumed by the Builder under this Agreement or evidence of blanket contractual liability that specifically addresses the exposures of this Agreement, sudden and accidental seepage and pollution coverage, watercraft exclusion deleted or modified to address the exposures of this Agreement, and “in rem” endorsement with minimum limits of $1,000,000 per occurrence.

(c) Builder’s Risk Insurance naming the Owner as a named insured and loss payee, as its interests may appear, covering the Vessels, the Work, Materials and Owner Furnished Items once they arrive at Builder’s yard(s) for their full insurable value against all risks as per builder’s risk insurance policy terms, including but not limited to fire, while under construction and/or fitting out and/or on Dock Trials, Sea Trials or System Tests, including Materials in buildings, workshops, yards and docks of the Builder, or on quays, pontoons, craft, etc., and against all risks as per builder’s risk policy terms while in transit between Builder’s facilities (but only after the delivery of Owner Furnished Items to Builder’s yard) and/or the Vessel, wherever she may be lying, also all risks of loss or damage through collapse of supports or ways from any cause whatever, and all liability risks of the Builder and the Owner with respect to construction and delivery of the Vessel. Any provisions of the Builder’s Risk Insurance liability coverages that would limit liability coverage for any assured to liabilities “as owner,” or words of similar effect, or that would exclude liabilities for injury or death of “employees” of an assured, while part of the Vessel’s crew for purposes of Dock Trials or Sea Trials, must be deleted or appropriately modified by endorsement to the policy.

(d) Hull & Machinery, Protection & Indemnity (P&I) and Pollution for any owned and/or bareboat chartered vessels used by Builder in conjunction with the construction of the Vessels:

i.	Hull & Machinery per American Institute Hull Clauses (amended for the vessel operations at the shipyard) or equivalent to the fair market value of the vessel. Any references to “other than owner” or other owner limitations will be deleted by endorsement to the policy as respects the naming of the Owner as an additional assured;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ii.	P&I per P&I form SP 23 or equivalent (amended for the vessel operations at the shipyard) with a minimum limit of $1,000,000 per occurrence. Any references to “other than owner” or other owner limitations will be deleted by endorsement to the policy as respects the naming of the Owner as an additional assured;

(e) Pollution Coverage for Vessels under Repair, Construction or Modification per WQIS policy wording or equivalent, inclusive of the Builder’s responsibility for pollution liability and/or Certificate of Financial Responsibility (COFR) with a minimum limit of $5,000,000.

(f) Bumbershoot or Excess Liabilities providing excess liability coverage above the primary liability coverages in subparts (a) through (e) above with a minimum limit of $25,000,000. To the extent limits above this $25,000,000 minimum limit are purchased by the Builder, such additional limits shall also cover the Owner as an additional insured with the same provisions as noted for the $25,000,000 minimum limit.

10.2 Prior to Work, the Builder shall procure, from each of its insurers, in respect of risks assumed by the Builder under this Agreement, a written and enforceable specific endorsement of the Builder’s policies (excluding worker’s compensation, which is noted below) to provide a blanket and unrestricted waiver of the underwriter’s or insurers’ rights of subrogation in favor of the Owner and shall be endorsed to name the Owner Group, as defined in Article 23, and their successors and assigns as additional insured. The Builder agrees that its policies shall be primary in all cases. Any insurance that may be carried by the Owner shall be excess over and above the amount recoverable under the policies of the Builder. The policies of insurance procured by the Builder shall acknowledge that said policies are primary, and that no pro-rata contributions are required by the Owner and/or any member of Owner Group and/or the Owner’s insurers and/or Owner Group’s insurers. The Builder further agrees that its worker’s compensation insurance policies shall be endorsed to designate the Owner Group, as defined in Article 23, and their successors and assigns, as an alternate and statutory employer and shall be endorsed to provide a blanket and unrestricted waiver of its underwriters’ or insurers’ rights of subrogation. All deductibles will be for the account of the Builder.

10.3 Certificates of Insurance. Before commencing Work, the Builder shall furnish the Owner with Certificates of Insurance indicating (1) the insurance coverages and amounts of insurance as required; (2) the names of the insurance company or companies providing the aforesaid coverages; (3) the effective and expiration dates of policies; (4) that the Owner will be given thirty (30) Days written advance notice of any cancellation, non-renewal or material change in any policy, or in the event of non-payment of premiums, ten (10) Working Days written advance notice; (5) waiver of subrogation endorsement has been attached to all policies; (6) that all members of the Owner Group have been named as additional insureds by endorsements attached to all policies (except for worker’s compensation), provided that the Owner shall be named as a named insured and loss payee under the Builder’s Risk insurance policy; and (7) the territorial limits of all policies.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.4 The Owner’s Representative and the Owner’s separate vendor representatives or contractors performing work on or in connection with the ATB Unit shall, at all times including Sea Trials and the Systems Test, be deemed to be agents or contractors of the Owner. The Owner and separate contractors shall provide the Builder with evidence of insurance (including Longshore and Harbor Worker’s Compensation coverage) naming the Builder as an alternate and statutory employer and shall be endorsed to provide a blanket and unrestricted waiver of its underwriters’ or insurers’ rights of subrogation, which covers them under commercial terms and limits consistent with Builder’s Insurance Requirements for Companies with Employees Working at Builder’s Facilities dated July 1, 2010, at no cost or expense to the Builder.

10.5 Partial Loss: If any Vessel, and/or Materials, Work, and/or Owner Furnished Items relating to that Vessel is damaged by any cause whatsoever prior to the Delivery Date of the Vessel, and such damage does not constitute a total loss, the proceeds of insurance up to an amount of $1,000,000 in respect of such damage payable under the Builder’s Risks Insurance policy required in accordance with Article 10.1(c) shall be payable to Builder, who shall use the monies exclusively for the repair of such damage, as soon as reasonably practicable, all in accordance with the requirements of this Agreement and the Specifications and to the satisfaction of the classification society, any applicable Regulatory Authorities, and the Owner’s Representative. The Builder will provide the Owner with documentation to verify the proper use of the insurance proceeds to fully repair the damage or loss to the Vessels(s). Any insured loss in excess of $1,000,000 resulting from such damage or loss shall be payable jointly to Owner and Builder, and deposited in an escrow account established by the Owner and the Builder and paid to the Builder in accordance with a new milestone payment schedule for the repairs, to be agreed between the Owner and the Builder, which schedule shall provide for timely payment to Builder of sums required for deposits on necessary Materials, and timely payment for repair work performed. If repairing the damage will unavoidably have the effect of delaying the Delivery Date of the Vessel, then the damage may be deemed a Force Majeure event and the provisions of Article 7.1 shall apply; provided, however, if the loss or damage is caused by the negligence of the Builder or any of its Subcontractors or the Builder’s breach of this Agreement, liquidated damages shall be owed to the Owner for any extension of the Delivery Date due to such loss or damage subject to the limitations of Article 8 hereof.

10.6 Total Loss: In the event that any Vessel becomes an actual or agreed or constructive total loss within the terms of the Builder’s Risks Insurance required in accordance with Article 10.1(c), Owner, in its sole discretion, may elect within thirty (30) Working Days after the Vessel is determined to be an actual or agreed or constructive total loss, either:

(i)	to have Builder commence construction of a new Vessel for Owner pursuant to the terms and conditions of this Agreement, at a new mutually agreed Delivery Date, Contract Price and Interim Installment Payment Schedule, in which event the insurance proceeds shall be paid to Owner, or

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	to terminate this Agreement, as to the total loss Vessel, upon the happening of which Owner shall be relieved of any further obligation to Builder under this Agreement relating to that Vessel (except that the Owner shall pay to the Builder for any Work performed and Materials supplied by the Builder up to the date of such Total Loss), and Owner shall be entitled to receive and shall be paid directly from the builder’s risk insurer an amount equal to the total of:

A.	all payments relating to the Vessel previously made to Builder by or on behalf of Owner, plus

B.	the total costs of any Owner Furnished Items relating to that Vessel, including installation.

Collectively, A and B above, the “Total Loss Amount.”

10.7 In the event the Owner elects to exercise its option under Article 10.6(i), the Contract Price for the rebuilt Vessel(s) shall only be adjusted by the Builder’s demonstrated increase in its cost to rebuild the Vessel over its original Contract Price, including the Builder’s profit and overhead.

10.8 Upon Owner’s election under Article 10.6(ii) for payment in full of the Total Loss Amount to the Owner, Owner shall have the first option ahead of the Builder to purchase the Vessel(s) in its current state from the Builder’s risk insurer. If Owner does not elect to purchase the Vessel(s), the Builder may purchase the remains of the Vessel(s) and the Work, Materials and Owner Furnished Items relating to the subject Vessel(s) from the Builder’s risk insurer. In such event, the Builder shall ensure that the Intellectual Property of the Owner is fully protected.

ARTICLE 11 – WARRANTY

11.1 The Builder shall designate at least sixty (60) Days prior to Delivery, a Warranty Manager for the ATB Unit. The Warranty Manager shall be familiar with the Work and all of the Builder’s Suppliers, vendors and/or Subcontractors. The Warranty Manager shall work with the Owner’s Representative in (i) understanding the nature of any warranty claim; (ii) coordinating with the Builder or the Builder’s Suppliers, vendors or Subcontractors a remedy; and (iii) assisting in coordinating payments on any third-party vendor or Subcontractor work. Within a reasonable time but in any event no later than twenty (20) Working Days after becoming aware of a warranty claim, the Owner shall issue a warranty notification to the Builder in the form of Exhibit J (“Warranty Notification”). Upon receipt of a Warranty Notification, the Warranty Manager will take all reasonable steps, as outlined above, to resolve the claim.

11.2 The Builder warrants that the Work and the ATB Unit are constructed in accordance with the Contract Documents and shall be free from defects in workmanship and materials for a period of three hundred sixty-five (365) Days after the Delivery of the ATB Unit. The Builder will replace or repair any defects in its Work that are discovered within such three hundred sixty-five (365) Day period. The Owner shall notify the Builder of any defects it may discover in a prompt manner but in no event later than thirty (30) Days after the expiration of the Warranty Period. Subject to Article 11.4, this warranty shall extend to likewise warrant such

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

replaced or repaired Work for an additional (i.e. after the three hundred sixty-five (365) Day period has expired) ninety (90) Day period after satisfactory completion of the repair Work. Under no circumstances shall the warranty on any Work exceed four hundred fifty-five (455) Days from Delivery of the ATB Unit. Where, because of the geographical distances involved, it would be impractical to return the ATB Unit to the Builder for repairs or replacements under this warranty, the Owner, after giving reasonable notice to the Builder in order to allow the Builder, at its option, to inspect such alleged defect(s) and make the necessary repairs or replacement, and if the Builder elects not to make such repairs at the location of the ATB Unit in an expedient manner or at another reputable shipyard selected by the Builder and reasonably acceptable to the Owner, the Owner may effect the necessary repairs at other available facilities, and the Builder will reimburse the Owner for those costs, including mobilization and demobilization of the Vessel(s); provided, however, in no circumstances, shall the amount of reimbursement of costs of making the repairs (including mobilization and demobilization) exceed the costs calculated on the time and material rates as set forth Article 9.7. Nothing contained herein shall obligate the Builder at any time to repair or replace the ATB Unit, or any Work or component part thereof, where and to the extent such repair and/or replacement is caused by ordinary wear and tear or the negligent operation or maintenance of the ATB Unit, or its equipment, by the Owner or third parties.

11.3 The Builder shall use its commercially reasonable efforts to effect warranty repairs without necessitating that the ATB Unit be removed or prevented from commercial service to the benefit of the Owner.

11.4 The Builder shall advise the Owner of, and deliver the original documentation for, any manufacturer’s warranties applicable to equipment or Materials furnished by the Builder or its Subcontractors or Suppliers and the Builder shall make reasonable efforts with the manufacturer to arrange for warranties to commence in favor of the Owner on the date of Delivery of the ATB Unit. The Builder shall assign, convey and transfer over to the Owner any warranty issued by any third party for any Materials purchased by the Builder and installed on the Vessels. In the event that any such third party warranty cannot be enforced directly by the Owner, the Builder shall provide reasonable assistance to the Owner for enforcement of such warranties. The Builder shall provide the Owner with any standard commercially available operating and maintenance manuals with respect to all equipment installed in the Vessels in accordance with the quantities set forth in the Specifications. The Builder’s warranty expressly excludes defects in equipment, Design (but excluding Detail Design Drawings which are the responsibility of the Builder), or Materials manufactured by others or provided by the Owner, but shall include any defects related to installation of Materials.

11.5 Without limiting the warranty of Article 11.2, if within three hundred sixty five (365) Days after Delivery of the ATB Unit, any of the Work performed by the Builder or its Subcontractors and warranted hereunder is found to be not in accordance with the requirements of the Contract Documents, the Builder shall correct it promptly after receipt of written notice from the Owner to do so in accordance with Article 11.1. It shall be the duty and obligation of the Owner to within thirty (30) Days of becoming aware give the Builder written notice after discovery thereof of the failure of any part of the Work as a result of defective workmanship or defective materials, giving full information as supported by photographs, where possible.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.6 The Builder warrants that it will purchase paint as specified in the Specifications and that it will prepare the surface and apply the paint in accordance with the manufacturer’s specifications and recommendations, and the Builder makes no warranty, express or implied, with respect to the fitness of the specified paint or the manufacturer’s specifications and recommendations. The Builder will require the paint and/or coatings manufacturer’s field representative to be present at the time the Builder is applying paint and/or coatings and shall obtain the representative’s approval for the paint and/or coating systems to be applied and the preparation and procedures being followed by the Builder. The Owner shall be provided with a copy of all inspection reports provided to the Builder by the representative. The Builder shall provide reasonable assistance to the Owner to obtain paint warranties from the paint manufacturers, and any warranty defects with respect to the paint or coatings systems shall be asserted by the Owner only against such manufacturer.

11.7 Except for the expressed limited Warranty set forth in this Article 11, the Owner hereby waives and releases the Builder and its employees from and against damage to and/or loss of the ATB Unit, delay, demurrage, loss of profits, loss of use, or any other consequential or punitive damages of any kind, whether such claim is based in contract, redhibition, negligence, strict liability, or otherwise, arising out of any defect and/or negligent design, the selection or choice of specifications and/or materials and/or component parts, manufacture, construction, fabrication, workmanship, labor and/or installation of equipment, materials and/or components or from any unseaworthy condition or any other defective condition of the ATB Unit, it being specifically understood and agreed that any such defects reported and/or occurring after the Warranty Period (and the extension of any Warranty Period) and all damages to the ATB Unit, loss of profits, demurrages, delay, losses of use or other consequential or punitive damage of any kind whatsoever resulting therefrom, shall not be the responsibility of the Builder.

11.8 THE WARRANTY EXPRESSLY PROVIDED IN ARTICLE 11 IS EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED BY LAW OR OTHERWISE, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR THAT THE ATB UNIT’S MATERIALS OR SERVICES ARE FIT FOR ANY PARTICULAR PURPOSE OR USE, AND THE REMEDIES PROVIDED HEREUNDER ARE THE OWNER’S SOLE AND EXCLUSIVE REMEDY FOR BREACH OF WARRANTY AND ARE SPECIFICALLY IN LIEU OF ALL OTHER REMEDIES OR DAMAGES, WHETHER DIRECT, INDIRECT, SPECIAL, PUNITIVE OR CONSEQUENTIAL.

ARTICLE 12 – PAYMENT AND PERFORMANCE BONDS

12.1 The Builder shall obtain payment and performance bonds in form and substance reasonably acceptable to Owner issued by a financially sound surety naming Owner as Obligee guaranteeing the payment and performance obligations of Builder in the maximum amount of $30,000,000.00 at a cost to be paid 50/50 by the Owner and Builder (the “Financial Security”). The aforesaid bonds must be furnished to the Owner within thirty (30) Days after the Effective Date of this Agreement or prior to commencement of Work, whichever occurs sooner.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.2 If any Financial Security required under this Article 12 has not been issued and delivered to the Owner when due by the Builder, the Owner shall have the option, in its sole and absolute discretion, to terminate this Agreement by giving seven (7) Days prior written notice to the Builder of termination under this Article unless the Builder shall have delivered the required Financial Security to the Owner prior to the end of such seven (7) Day period.

ARTICLE 13 – ELIMINATION OF INCIDENTAL AND

CONSEQUENTIAL DAMAGES

13.1 EXCEPT AS SPECIFICALLY PROVIDED FOR HEREIN TO THE CONTRARY, IT IS UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT NEITHER PARTY SHALL IN ANY WAY BE LIABLE OR RESPONSIBLE TO THE OTHER FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND OR NATURE, INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS AND LOSS OF USE OF THE ATB UNIT OR THE SHIPYARD FROM ANY CAUSE OF ACTION OF ANY KIND OR NATURE (COLLECTIVELY “CONSEQUENTIAL DAMAGES”), AND IRRESPECTIVE AND WITHOUT REGARD TO THE CAUSE THEREOF INCLUDING BUT NOT LIMITED TO NEGLIGENCE WHETHER IN WHOLE OR IN PART, STRICT LIABILITY, FAULT, CONTRACT, WARRANTY OR ANY OTHER CAUSES ATTRIBUTABLE TO EITHER PARTY, ARISING OUT OF OR IN CONNECTION WITH OR PERTAINING TO THIS AGREEMENT OR THE VESSEL CONSTRUCTED HEREUNDER. THE ELIMINATION OF INCIDENTAL AND CONSEQUENTIAL DAMAGES AS PROVIDED HEREIN IS AN ESSENTIAL CONDITION OF THIS AGREEMENT AND EACH PARTY ACKNOWLEDGES THAT THE OTHER WOULD NOT HAVE ENTERED INTO THIS AGREEMENT WITHOUT SAID ELIMINATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES FOR THE CONSIDERATION SET FORTH HEREIN FOR THE CONSTRUCTION OF THE VESSEL. THIS WAIVER OF INCIDENTAL OR CONSEQUENTIAL DAMAGES SHALL NOT APPLY OR EXTEND TO A CLAIM ASSERTED BY A THIRD PARTY FOR WHICH A PARTY IS ENTITLED TO INDEMNIFICATION PURSUANT TO THE TERMS OF THIS AGREEMENT.

ARTICLE 14 – DEFAULT AND TERMINATION

14.1 The following events shall constitute events of default by the Builder:

14.1.1 There is filed by or against the Builder in any court a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of the Builder’s property, or an order of discharge of the Builder is ordered by any court; or

14.1.2 The Owner’s materials, supplies, and equipment identified with the ATB Unit are removed from the Builder’s shipyard without the Owner’s consent or applied to a vessel not owned by the Owner; or

14.1.3 The Builder makes an assignment for the benefit of creditors or petitions for or enters into an agreement or agreements with its creditors, and by reason of any of these events the Builder’s obligations under this Agreement are assigned to or are to be or are performed by a person other than the Builder; or

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.1.4 The Builder materially fails to execute or perform the Work in accordance with this Agreement; or

14.1.5 The Builder materially fails to cause the removal or bonding of any liens or privileges, except in the case of the Owner not making timely payment to the Builder in accordance with this Agreement or those liens or privileges created by the Owner or the Owner’s subcontractors or vendors, filed or otherwise existing against the Work or the ATB Unit; or

14.1.6 The Builder materially disregards laws, ordinances, rules, regulations or orders of any public authority having jurisdiction over the Work on the ATB Unit and which has a material adverse effect on the performance of the Work; or

14.1.7 Delay in the construction or Delivery of the ATB Unit that would permit the Owner to terminate the Agreement as to the ATB Unit under Article 8.9; or

14.1.8 The Builder fails to deliver any of the Financial Security to the Owner within the time required under Article 12.

14.2 The Owner shall provide the Builder with written notice of any event of default under Article 14.1 (except Article 14.1.1 in which case the Builder shall provide immediate notice to the Owner upon Builder’s knowledge of such filing), and (except where termination occurs pursuant to Articles 8.9 or 12.2 hereof in which case there shall be no curative period), the Builder shall be entitled to cure the noticed event of default within thirty (30) Days (or sixty (60) Days in the event of a default under Article 14.1.4) after receipt of the Owner’s written notice. If the Builder does not cure the noticed event of default, in addition to and without prejudice to any other remedies it may have under this Agreement, the Owner may terminate the Agreement in writing, transport, at the Builder’s expense, the Work in progress and the Owner Furnished Items pertaining to the Vessels from the Builder’s shipyard to another location, and complete such Work by such means as the Owner deems fit, subject to the Owner’s duties to use commercially reasonable efforts to mitigate costs of such completion.

14.3 Upon the Owner’s termination of the Agreement becoming effective pursuant to this Article 14, and upon the Owner’s election to remove the Work from the Builder’s shipyard, the Builder will promptly undertake, at its sole cost, to place all Work and Owner Furnished Items pertaining to the Vessels in a suitable condition for transportation to another location. The Builder will provide the Owner access to such Work and Owner Furnished Items and provide reasonable assistance to the Owner in the removal from Builder’s shipyard of any Work completed to the date when the Work was discontinued, and shall allow the Owner and the Owner’s Representative continuing access to the Builder’s shipyard and storage areas for a period of one hundred twenty (120) Days following the effective date of the termination of the Contract in order to remove the Work and any related Materials that have been paid for by the Owner and the Owner Furnished Items to another location. The Owner shall be liable to pay to the Builder for only those parts of the Work incorporated into, supplied or delivered to the Vessels by the Builder less the amount of the Contract Price previously paid by the Owner and subject further to any offsets or deductions the Owner may have against the Builder pursuant to this Agreement.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.4 If the Owner terminates the Agreement, in whole or in part, for the Builder’s default in accordance with terms of this Agreement, the Owner may thereafter call upon any applicable Financial Security and invoke all rights and remedies available to it pursuant to the applicable Financial Security that is to be provided by the Builder pursuant to Article 12 of this Agreement.

14.5 In the event of any termination by the Owner, the Owner may require the Builder promptly to assign and/or deliver to the Owner all or any (a) bids or proposals; (b) subcontracts; (c) construction plans; (d) Materials, tools and equipment (to the extent paid for by the Owner); (e) rental agreements; (f) Work, including the Vessels (to the extent the Owner has title to same in accordance with Article 22.1); and (g) any other commitments directly related to the Vessels which the Owner, in its sole discretion, chooses to take by assignment, and in the case of assignments hereunder, the Builder shall promptly execute and deliver to the Owner written assignments of same.

14.6 In the event of a termination for default under Article 14.1.1 or 14.1.3 which is not cured in accordance with Article 14.2, at the Owner’s option, the Owner shall have access and use of the Builder’s shipyard and all equipment of the Builder in the Builder’s shipyard, as may be required by the Owner to perform the completion of the Vessels provided for in this Agreement. Such access and use by the Owner shall continue until such time as the ATB Unit is completed and issued vessel documentation as contemplated in this Agreement. The use of the property and equipment will be free of rent and any other charges for such use. The Owner agrees to maintain and preserve, or cause to be maintained and preserved, all property and equipment of the Builder used by the Owner in good order and repair.

14.7 In the event of a termination for default under Article 14.1 which is not cured in accordance with Article 14.2, the Builder shall be liable for and shall reimburse the Owner for the aggregate of all reasonable and documented costs or expenses actually incurred and paid by the Owner for completion of the ATB Unit in accordance with the Contract Documents that are in excess of the remaining balance of the Contract Price not previously paid to the Builder.

14.8 The following events shall constitute events of default by the Owner:

14.8.1 The Owner shall fail to make any payment when required under this Agreement, and such payment is not made within five (5) Working Days after the Owner’s receipt of written notice of the failure of payment from the Builder to the Owner (but always subject to rights of the Owner to dispute that the payment is due, in whole or in part, and/or to withhold such payment in whole or in part, in accordance with the provisions of this Agreement);

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.8.2 There is filed by or against the Owner in any court a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of the Owner’s property, or an order of discharge of the Owner is ordered by said Court;

14.8.3 The Owner makes an assignment for the benefit of creditors or petitions for or enters into an agreement or agreements with its creditors, and by reason of any of these events the Owner’s obligations under this Agreement are assigned to or are to be or are performed by a person other than the Owner; or

14.8.4 The Owner, without limitation, fails to perform any other material obligation of the Owner under this Agreement.

14.9 If the Owner fails to timely cure a default in accordance with Article 14.8.1, then the Builder may, in its sole discretion, suspend or reschedule progress of the Work (such right being in addition to any other right granted hereunder or by operation of law) until such time as it receives the overdue payment from the Owner. In the event the Owner has disputed that the amount claimed by the Builder is due, in whole or in part, and so long as the Owner has paid any undisputed portion of the claimed amount due, the Builder shall continue with the Work with all due diligence and in accordance with this Agreement. Furthermore, whether or not the Builder has suspended or rescheduled progress of the Work as aforesaid, if an event of default set forth in Article 14.8 occurs, the Builder may elect to terminate this Agreement after giving thirty (30) Days written notice to the Owner of its intent to terminate. However, during the thirty (30) Day period referred to above, the Owner shall have the absolute right to cure any such default. If such default is not timely cured, the Builder may, at its option, terminate the Agreement in whole or in part, and either (i) demand performance from the Owner or seek resolution of the default through the procedure set forth in Article 25, (ii) sell the ATB Unit or each Vessel in its then present condition and location at a public auction announced at least twenty (20) Days in advance in the Houston Chronicle and Wall Street Journal provided at least twenty (20) Days advance written notice of the auction has been provided to the Owner, or (iii) complete the Vessels for sale to a third party and apply the proceeds of sale, net of all expenses, to any unpaid balance due and owing to the Builder. The excess proceeds from any such auction or sale shall be paid to the Owner. Nothing in this Article 14.9 shall preclude additional notice by the Builder or the Owner of any such auction or sale on any industry trade internet sites.

14.10 Delay by the Owner or its representatives in providing to the Builder or its agents any Owner-supplied information, documents and/or goods or materials for the construction of the ATB Unit shall be covered by the appropriate provisions of Article 9 relating to Changes in the Work.

14.11 The failure of either party to exercise any rights conferred upon it under any provision of this Agreement or applicable law with respect to any breach or default by the other party shall constitute neither a waiver of its rights under any other provision of this Agreement with respect to such breach or default, nor a waiver of its rights under the same or any other provision of this Agreement with respect to any other breach or default.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 15 – APPLICABLE LAW

This Agreement and any disputes arising in connection herewith shall be governed, without consideration of conflicts of law, by and construed in accordance with the laws of the State of Florida.

ARTICLE 16 – CONTRACT

16.1 The Contract Documents consist of this Agreement and all Exhibits, including the Specifications listed in Exhibit B, the Contract Drawings listed in Exhibit C-1, the Functional Design Drawings listed in Exhibit C-2 and all written Modifications issued after execution of this Agreement, including, without limitation, any Modification to any of the foregoing reflected in the Regulatory Approved Drawings and Modification approved by Change Orders, and represent the entire agreement between the Owner and the Builder. These form the Contract, and all are as fully a part of the Contract as if attached to this Agreement or repeated herein. The invalidity or unenforceability of any phrase, sentence, clause or section in the Contract shall not affect the validity or enforceability of the remaining portions of the Contract, or any part thereof. The Contract may be amended or modified only by a written Modification.

16.2 The intent of the parties as enumerated in the Contract Documents is for the Builder to build the ATB Unit in accordance with the Contract Documents for the Contract Price by the Delivery Date. If there are any conflicts or inconsistencies between the terms of this Agreement and the Specifications, then to the extent of such conflicts or inconsistencies, this Agreement shall prevail, but in all other respects, the Specifications shall be in full force and effect. If there are any conflicts or inconsistencies among the terms of the Specifications, the Functional Design Drawings and the Contract Drawings, the terms of the Specifications shall take precedence.

16.3 Unless expressly stipulated to the contrary, the Builder shall provide and pay for all services, labor, overtime labor, standby labor, methods, Materials (including fuel, lubricating oils, hydraulic oils, greases, fresh water), equipment, transportation, taxes, permits and fees and all other facilities and services necessary to complete the ATB Unit for the Contract Price within the Delivery Date. Notwithstanding the foregoing, to the extent applicable and not exempted, the Owner will pay sales and use taxes due on materials, labor and equipment incorporated into the Work or incurred in connection with the sale or delivery of the ATB Unit. The Owner shall take over and pay for, at the Builder’s documented cost plus seven and a half percent (7.5%), reasonable amounts of all stores remaining aboard the ATB Unit at the time of Delivery, excluding fresh water, but including fuel oil, diesel oil, lubricating oil, hydraulic oil, and greases.

16.4 Inconsistencies between other Contract Documents and this Agreement shall be governed by this Agreement. All general language or requirements contained in the Specifications and all other requirements inconsistent or in conflict with the provisions of this Agreement are superseded by this Agreement, it being the intent of the parties that the provisions of this Agreement shall prevail.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 17 – INSPECTION, ACCESS, TESTS

AND OFFICIAL CERTIFICATES

17.1 During construction, the Builder shall provide the Owner facilities and access to inspect the Vessels, Materials, workmanship, plans, tests and movements. The Builder shall provide a suitable office for up to four (4) of the Owner’s personnel and the Builder shall provide access to suitable facilities for same and conditions such as a meeting table, drawing table and chairs, desks, locking file cabinets, private telephone with voice messaging, private fax/scanner, printer, computer modem, extra phone line, copy machine, secure LAN or WiFi internet connection, heat and air conditioning. The Builder may deny access to the Owner and any representative, agent, employee of the Owner or its other contractors if in the Builder’s sole discretion such persons do not comply with the Builder’s health, safety, environmental and insurance policies or special security requirements, which shall be provided to Owner upon request. In such an event, the Builder shall promptly advise the Owner, stating the specific cause(s), the denial.

17.2 All of the workmanship and Materials required under this Agreement, while the same is in the process of fabrication, erection, construction, installation and performance, shall be inspected promptly by the Owner and shall be accepted promptly in accordance with the Contract Documents or rejected promptly in accordance therewith. Failure to object will not prevent or preclude the Owner from later identifying defects or rejecting workmanship which defective Materials and workmanship shall be replaced or repaired by the Builder in accordance with the terms of Article 11.

17.3 The Owner shall appoint one or more “Owner’s Representative(s)” and the Owner shall inform the Builder in writing as to the extent of authority the Owner has granted to each Owner’s Representative. The Owner may appoint additional Owner Representatives and/or change previously appointed Owner Representatives.

17.4 Tests and Inspections:

17.4.1 Tests, inspections and approvals of portions of the Work required by the Contract Documents or by applicable laws, ordinances, rules, regulations or orders of Regulatory Authorities shall be made at an appropriate time. Unless otherwise provided, the Builder shall make arrangements for such tests, inspections and approvals and shall bear all related costs of tests, inspections and approvals, including the consumable fluids used in the cleaning and testing of the Work. Unless otherwise reasonably requested by the Owner, the Builder shall give the Owner at least twenty-four (24) hours advance notice of when and where tests and inspections are to be made so the Owner may observe such procedures.

17.4.2 If the Owner reasonably determines that portions of the Work require additional testing, inspection or approval not included under Article 17.4.1, the Owner will instruct the Builder to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Builder shall give at least three (3) Working Days notice to the Owner of when and where tests and inspections are to be made so the Owner may

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

observe such procedures. The Builder shall bear the cost of such tests. If any re-testing or re-inspection conducted by the Builder as provided in this Article 17.4.2 affirms that the Builder’s original Materials and workmanship was in accordance with the Contract Documents, the Builder shall be reimbursed by the Owner for the out of pocket costs for such additional testing and inspection and the Builder shall receive an adjustment of the Delivery Date for the time it took to conduct such tests and inspections if such additional testing and inspection affected the critical path progress of the Work.

17.4.3 If any testing or inspection conducted by the Builder as provided in Article 17.4.2 discloses that any methods or means of construction or material or workmanship are not acceptable under the Contract Documents, the Builder shall promptly remedy the Work so as to comply with the Contract Documents.

17.4.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be obtained by the Builder and promptly delivered to the Owner.

17.4.5 If the Owner is to observe tests, inspections or approvals required by the Contract Documents, the Owner will do so promptly and at the normal place of testing.

17.4.6 Neither the observations of the Owner nor inspections, tests, or approvals by persons other than the Builder shall relieve the Builder from its obligations to perform the Work in accordance with the Contract Documents.

17.5 If requested by the Owner, the Builder promptly, but no later than ten (10) Working Days following such request, and no earlier than forty-five (45) Days following the end of Builder’s latest fiscal quarter, shall provide to the Owner true and correct copies of quarterly unaudited financial statements of the Builder and annual audited financial statements of the Builder consisting of a balance sheet and an income statement (including any notes or comments thereto).

ARTICLE 18 – ASSIGNMENT OF THE AGREEMENT

This Agreement shall inure to the benefit of the Builder and the Owner and their successors and assigns and shall be binding upon the Builder and the Owner and their successors and assigns; provided that the Builder shall not assign this Agreement or any interest hereunder without the prior written consent of the Owner. If the Builder assigns its rights under this Agreement after obtaining the Owner’s prior written consent thereto, the Builder shall nonetheless and at all times remain jointly and severally liable with any such assignee under this Agreement. The Owner may at any time, without the consent of the Builder, sell the ATB Unit and/or assign this Agreement, or assign any or all of the Owner’s rights and interests under this Agreement, but the Owner shall nonetheless and at all times remain jointly and severally liable under the Agreement. The Builder agrees that such a sale and/or assignment shall not be grounds for termination of this Agreement. The Builder agrees to cooperate with the Owner and execute any additional documents and instruments, and take such additional actions, as the Owner may reasonably request to facilitate any such sale or assignment, including, without limitation, any assignment in connection with any construction and/or charter financing provided to the Owner for the construction or charter of the Vessel(s) and/or the ATB Unit.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 19 – COMPLIANCE WITH REGULATIONS

The Builder shall comply with laws, rules, regulations and requirements of any Regulatory Authorities that are applicable and existing at the time of the execution of this Agreement that are in effect or which shall become effective as to the Vessels and which affect the construction of works, plants and vessels, in or on navigable waters and the shores thereof, and all other waters subject to the control of the United States as set forth in the Contract Documents and shall procure at its own expense such permits from the United States and from state and local authorities in the jurisdiction in which the Builder is constructing the ATB Unit as may be necessary in connection with beginning or carrying on the completion of the Work, and shall at times comply with all United States, state and local laws in the jurisdiction in which the Builder is constructing the ATB Unit in any way affecting the Work and affecting any documentation of such work with the U.S. Coast Guard. Any changes in laws or regulations or any different interpretation of such existing laws and regulations of any of the applicable Regulatory Authorities that come into effect after the execution of this Agreement and that affect either the Work or Delivery Date(s) or Contract Price (s) will be subject of a Change Order to the Contract.

ARTICLE 20 – INTELLECTUAL PROPERTY INDEMNIFICATION

20.1 The Builder agrees to defend, at its own expense, and indemnify and hold harmless the Owner and/or any of the Owner Group, as defined in Article 23.1, for any claim or action brought by any third party against the Owner and/or any of the Owner Group, as defined in Article 23.1, for actual or alleged infringement (including contributory or vicarious infringement) of any Intellectual Property right (including, but not limited to, misappropriation of trade secrets) based upon the Materials, processes, machinery and equipment supplied by the Builder and embodied in the Detail Design Drawings and the Work. The Owner agrees to defend, at its own expense, and indemnify and hold harmless the Builder and/or any of the Builder Group, as defined in Article 23.2, for any claim or action brought by any third party against the Builder and/or any of the Builder Group, as defined in Article 23.2, for actual or alleged infringement (including contributory or vicarious infringement) of any Intellectual Property right (including, but not limited to, misappropriation of trade secrets) based upon the materials, processes, machinery and equipment supplied by the Owner or embodied in the Contract Drawings, the Functional Design Drawings, the Barge model (to the extent of functional design), the Tug model (to the extent of functional design) or the ATB Barge and ATB Tug Drawing Packages referenced in Exhibit C-4 and provided by the Owner to the Builder pursuant to Article 3.1 hereof.

The parties further agree to defend, indemnify and hold harmless the other party and its respective Group from and against any and all liabilities, losses, costs, damages, and expenses (including reasonable attorneys’ fees) associated with any such claim or action incurred by the other party and/or its respective Group arising under this Article 20.1. The Builder shall have the sole right, but not the obligation, to conduct and control the defense of any such claim or action under this Section arising out of the materials, processes, machinery and equipment used or

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

supplied by the Builder and embodied in the Work, as well as all negotiations for its settlement or compromise, unless otherwise mutually agreed to in writing between the parties hereto. The Builder agrees to give the Owner, and the Owner agrees to give the Builder, as appropriate, prompt written notice of any written threat, warning or notice of any such claim or action. If in any such suit so defended, all or any part of the Builder’s Work (or any component, equipment or material thereof that is supplied by the Builder) is held to constitute an infringement or violation of any third party’s intellectual property rights and is enjoined, or if in respect of any claim of infringement the Builder deems it advisable to do so, the Builder shall at its sole option and absolute discretion take one or more of the following actions at no additional cost to the Owner: (a) procure the right to continue the use of the same without material interruption for the Owner or (b) take back the infringing component, equipment or material and restore it with non-infringing component, equipment or material acceptable to the Owner at no additional cost to the Owner.

20.2 The Builder represents and warrants that it possesses all Intellectual Property rights to the Builder’s Process necessary to perform the Work. The Owner represents and warrants to the Builder that it owns or has the legal right to use all Intellectual Property rights embodied in the Contract Drawings, the Functional Design Drawings, the Barge model (to the extent of functional design), the Tug model (to the extent of functional design) and/or the ATB Barge and ATB Tug Drawing Packages referenced in Exhibit C-4.

ARTICLE 21 – NOTICES AND COMMUNICATIONS

21.1 Notices required hereunder shall be sent in accordance with the following and at the addresses hereinafter set forth. Any notice or communication required or permitted to be given hereunder shall be given in writing, shall be effective only if given in one of the following manners, and shall be deemed given and deemed received: (a) if mailed by United States Registered or Certified Mail, postage prepaid, return receipt requested, on the fifth Working Day after the notice is deposited in an official United States mail receptacle with postage prepaid; (b) if given by facsimile transmission or electronic mail, on the date transmitted provided that receipt is confirmed; (c) if given by nationally utilized overnight courier, on the first Working Day after it is sent prepaid; (d) if hand delivered, on the date a receipt is obtained from the person to whom same is delivered. Notices hereunder shall be addressed as follows:

If to the Owner:

GREAT LAKES DREDGE & DOCK COMPANY, LLC

2122 York Road

Oak Brook, Illinois 60523

Attention: Steven W. Becker

Vice President – Chief Mechanical Engineer

Fax: 630-574-2909

Voice: 630-574-3000

Email: swbecker@gldd.com

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

with a copy to:

Kathleen Mackie LaVoy

Vice President – General Counsel, Dredging Operations

Great Lakes Dredge & Dock Co., LLC

2122 York Road

Oak Brook, IL 60523

Fax: 630-574-2909

Voice: 630-574-3468

Email: KMLaVoy@gldd.com

and a copy to:

Maryann Waryjas

Senior Vice President – Chief Legal Officer

Great Lakes Dredge & Dock Corporation

2122 York Road

Oak Brook, IL 60523

Fax: 630-574-2909

Voice: 630-574-2900

Email: mwaryjas@gldd.com

If to the Builder:

EASTERN SHIPBUILDING GROUP, INC.

2200 Nelson Street

Panama City, Florida 32401

Fax: (850) 763-7904

Voice: (850) 763-1900

Attention: Brian R. D’Isernia, President

Email: BRD@easternshipbuilding.com

with a copy to:

Dan Lozier

General Counsel

Eastern Shipbuilding Group, Inc.

2200 Nelson Street

Panama City, Florida 32401

Fax: (850) 763-7904

Voice: (850) 763-1900

Email: dlozier@easternshipbuilding.com

21.2 Notwithstanding any other provision of this Agreement, all final authorizations and agreements concerning deductions from, additions to, or modifications of the Design or Specifications or any agreements that concern changes in the stipulated Delivery Date of the ATB Unit and/or Contract Price of the ATB Unit shall not be valid or binding on either party unless signed by one of the below designated representatives for each party or their respective successors in office:

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

OWNER:	Jonathan W. Berger, CEO
David E. Simonelli, President
Steven W. Becker, Vice President & Chief Mechanical Engineer

BUILDER:	Brian R. D’Isernia, President Kenneth R. Munroe, Executive Vice-President

Each party agrees that at least one of its designated representatives will be available for consultation during normal working hours. It is further agreed that each party may change one or more of the above-designated representatives upon three (3) Working Days prior written notice in accordance herewith.

ARTICLE 22 – TITLE AND SECURITY

22.1 Title in and to the Vessels as they are constructed shall progressively vest, and once vested shall in all events remain, in the Owner, not the Builder, as the Vessels are constructed to the extent the Interim Installment Payment pertaining to that portion of the Work has been paid by the Owner. Title to all Materials and equipment or other items furnished by the Builder shall vest in the Owner when the same has been paid by the Owner. Without regard to the provisions of this Article 22.1, the Builder shall be subject to the risk of loss of the Vessels and their Materials and the Work until completed and the ATB Unit is delivered to and accepted by the Owner and an executed Protocol of Delivery and Acceptance is delivered as provided in this Agreement. The Owner’s title to the Vessels, the Materials and the Work is subject to a possessory lien and any applicable security interest in favor of the Builder to the extent, if any, that the Builder has not been paid.

22.2 If, notwithstanding the express provision of Article 22.1 or otherwise of this Agreement, the Vessels or any of the property to which the Owner holds title as described in this Article, is for any reason deemed by any court of competent jurisdiction not to be the property of, and owned by, the Owner, the Builder, to the extent it has any interest therein, alternatively hereby grants a first priority security interest in the Vessels and all of such property in favor of the Owner. The security interest granted hereby in the alternative shall secure all of the Builder’s obligations to the Owner under this Article. The Owner shall have the right to file without any further consent or signature of the Builder one or more UCC 1 Financing Statements at Owner’s expense against the Builder covering the Vessels and any or all of such property. In such Financing Statement(s) the Owner shall be entitled to give notice of its ownership of the Vessels and other property, and in the alternative, its security interest therein.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

22.3 Immediately upon any property described in this Article becoming or being deemed the property of the Owner under the provisions of this Article, the Builder shall conspicuously mark or cause to be marked on the bow of the Vessel, and also on all such other property or its packaging, the Builder’s Hull Number for the Vessel, and without prejudice to the Owner’s rights hereunder, the Builder shall take all necessary steps to cause all such property to be numbered and marked as aforesaid by itself or by its Suppliers and Subcontractors with all reasonable expedition.

22.4 The Builder shall use it best efforts to arrange its contractual arrangements with all of its Subcontractors and Suppliers such that full effect will be given to the title provisions of this Article and without limiting the foregoing, shall ensure that all property shall be supplied on the following conditions:

(a) that the title to such property supplied by a Subcontractor or Supplier (whether in the course of construction or completed and whether before or after delivery to the Builder) shall vest immediately in the Builder (and thence, pursuant to Article 22.1, immediately in the Owner), subject only to the Subcontractor’s or Supplier’s possessory lien, if any, for any unpaid balance of the purchase price of such property: and

(b) that the Subcontractor or Supplier shall not, upon receipt by it of the purchase price for such property, be entitled, as against the Owner, to claim any title or lien therein by reason of obligations or liabilities of the Builder to the Subcontractor of Supplier in respect of any other deliveries made by the Subcontractor or Supplier to the Builder, or for any other reason.

22.5 In addition to any other rights that may exist at common law or by statute or under this Agreement, the Builder shall be entitled to a possessory lien on the undelivered Vessels and on any Materials furnished by the Builder relating to the Vessels for any unpaid portion of the Contract Price for the ATB Unit that is then actually due and payable.

ARTICLE 23 – INDEMNIFICATION

23.1 THE BUILDER SHALL RELEASE, INDEMNIFY, DEFEND AND HOLD HARMLESS THE OWNER, ITS PARENT, OFFICERS, AGENTS, EMPLOYEES, SUBSIDIARIES, AFFILIATES, SUCCESSORS, ASSIGNS AND VESSELS (HEREINAFTER COLLECTIVELY REFERRED TO AS “OWNER GROUP”) AGAINST ANY AND ALL LIABILITY, CLAIMS, DEMANDS, LOSSES, SUITS, LIENS, CAUSES OF ACTION OF EVERY KIND AND CHARACTER AND THE COSTS THEREOF INCLUDING, WITHOUT LIMITATION, COURT COSTS, ANY OTHER LITIGATION EXPENSES, ATTORNEYS FEES, SETTLEMENTS AND JUDGMENTS, FOR PERSONAL INJURY (INCLUDING, BUT NOT LIMITED TO, CLAIMS, DEMANDS, OR SUITS FOR BODILY INJURIES, EMOTIONAL AND PSYCHOLOGICAL INJURIES, ILLNESSES, DISEASES, DEATH, LOSS OF SERVICES, LOSS OF SOCIETY, DIMINISHED EARNINGS CAPACITY, MAINTENANCE AND CURE, WAGES, WORKER’S COMPENSATION) OR PROPERTY LOSS OR DAMAGE WHICH IS BROUGHT AGAINST ANY MEMBER OF THE OWNER GROUP BY ANY MEMBER OF THE BUILDER GROUP AND WHICH ARE ALLEGED TO ARISE OUT OF, BE INCIDENT TO, ARISE IN CONNECTION WITH, OR RESULT FROM OCCURRENCES THAT ARISE BEFORE DELIVERY. THE BUILDER AGREES TO DEFEND AND INDEMNIFY THE OWNER GROUP WHETHER THE SUIT OR CLAIMS ARE OCCASIONED, BROUGHT

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ABOUT, OR CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE, FAULT OR STRICT LIABILITY (INCLUDING UNSEAWORTHINESS) OF THE OWNER GROUP. THE BUILDER ALSO AGREES TO INDEMNIFY THE OWNER GROUP FOR ALL COSTS, EXPENSES, AND ATTORNEYS FEES EXPENDED BY THE OWNER GROUP IN THE ENFORCEMENT OF THIS ARTICLE 23.1.

THE BUILDER FURTHER REPRESENTS TO THE OWNER THAT THE BUILDER’S FACILITIES DO NOT HAVE ANY CONDITION OF POLLUTION OR CONTAMINATION THAT COULD GIVE RISE TO LIABILITY OF THE OWNER GROUP FOR REMEDIATION, CLEANUP, DAMAGES, PENALTIES, OR COSTS OF ANY KIND. THE BUILDER AGREES TO RELEASE, DEFEND, INDEMNIFY AND HOLD THE OWNER GROUP HARMLESS AGAINST AND IN RESPECT OF ALL CLAIMS, LOSSES, LIABILITIES, REMEDIATION OR CLEAN-UP COSTS, OR ANY FINES, PENALTIES, ASSESSMENTS, OR EXPENSES WHICH MAY BE IMPOSED UPON, INCURRED BY, OR ASSESSED AGAINST ANY MEMBER OF THE OWNER GROUP BY ANY OTHER PARTY OR PARTIES (INCLUDING, WITHOUT LIMITATION, A GOVERNMENTAL ENTITY), ARISING OUT OF, IN CONNECTION WITH, OR RELATING TO THE SUBJECT MATTER OF THE AGREEMENT INCLUDING: (A) THE BUILDER’S BREACH OF ANY OF THE REPRESENTATIONS SET FORTH ABOVE IN THIS SECTION; OR (B) ANY ENVIRONMENTAL POLLUTION OR CONDITION OF CONTAMINATION ON THE BUILDER’S FACILITIES THAT MAY GIVE RISE TO LIABILITY, EVEN IF NOT DISCOVERED UNTIL A LATER DATE. BUILDER SHALL INSURE THE DEFENSE, INDEMNITY AND HOLD HARMLESS OBLIGATIONS SET FORTH IN THIS AGREEMENT.

23.2 THE OWNER SHALL RELEASE, INDEMNIFY, DEFEND AND HOLD HARMLESS THE BUILDER, ITS PARENT, OFFICERS, AGENTS, EMPLOYEES, SUBSIDIARIES, SUBCONTRACTORS, AFFILIATES, SUCCESSORS, ASSIGNS AND VESSELS (HEREINAFTER AND BEFORE COLLECTIVELY REFERRED TO AS “BUILDER GROUP”) AGAINST ANY AND ALL LIABILITY, CLAIMS, DEMANDS, LOSSES, SUITS, LIENS, CAUSES OF ACTION OF EVERY KIND AND CHARACTER AND THE COSTS THEREOF INCLUDING, WITHOUT LIMITATION, COURT COSTS, ANY OTHER LITIGATION EXPENSES, ATTORNEYS FEES, SETTLEMENTS AND JUDGMENTS, FOR PERSONAL INJURY (INCLUDING, BUT NOT LIMITED TO, CLAIMS, DEMANDS, OR SUITS FOR BODILY INJURIES, EMOTIONAL AND PSYCHOLOGICAL INJURIES, ILLNESSES, DISEASES, DEATH, LOSS OF SERVICES, LOSS OF SOCIETY, DIMINISHED EARNINGS CAPACITY, MAINTENANCE AND CURE, WAGES, WORKER’S COMPENSATION) OR PROPERTY LOSS OR PROPERTY DAMAGE (EXCEPT FOR THE VESSELS, THE MATERIALS, OWNER FURNISHED ITEMS OR THE WORK WHICH ARE SPECIFICALLY EXCLUDED HEREFROM) WHICH IS BROUGHT AGAINST ANY OF THE BUILDER GROUP BY ANY MEMBER OF THE OWNER GROUP AND WHICH ARE ALLEGED TO ARISE OUT OF, BE INCIDENT TO, ARISE IN CONNECTION WITH, OR RESULT FROM OCCURRENCES THAT ARISE BEFORE DELIVERY. THE OWNER AGREES TO DEFEND AND INDEMNIFY THE BUILDER GROUP WHETHER THE SUIT OR CLAIMS ARE OCCASIONED, BROUGHT

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ABOUT, OR CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE, FAULT OR STRICT LIABILITY (INCLUDING UNSEAWORTHINESS) OF THE BUILDER GROUP. THE OWNER ALSO AGREES TO INDEMNIFY THE BUILDER GROUP FOR ALL COSTS, EXPENSES, AND ATTORNEYS FEES EXPENDED BY THE BUILDER GROUP IN THE ENFORCEMENT OF THIS ARTICLE 23.2. OWNER SHALL INSURE THE DEFENSE, INDEMNITY AND HOLD HARMLESS OBLIGATIONS SET FORTH IN THIS AGREEMENT. OWNER SHALL FURTHER DEFEND, INDEMNIFY AND HOLD THE BUILDER GROUP HARMLESS FROM AND AGAINST ANY AND ALL LOSS, LIABILITY, DAMAGES OR EXPENSE (INCLUDING ATTORNEYS’ FEES) INCURRED BY THE BUILDER GROUP AND ARISING OUT OF ANY CLAIM MADE BY SIGNAL INTERNATIONAL, LLC AGAINST THE BUILDER GROUP AS A RESULT OF THE NEGLIGENCE OR OTHER LEGAL FAULT OF THE OWNER.

23.3 The foregoing indemnity obligations shall also include reasonable attorneys’ fees, investigation costs and other costs and expenses incurred by the other party and/or its indemnitees with respect to the matters described in this Agreement.

23.4 The indemnification provisions set forth in this Article shall survive the termination of this Agreement.

ARTICLE 24 – Reserved

ARTICLE 25 – DISPUTE RESOLUTION

25.1 Whenever disputes, disagreements, or misunderstandings arise, the Builder and the Owner will attempt to resolve the issue(s) involved by good faith discussion and mutual agreement as soon as practicable.

25.2 Failing resolution by mutual agreement, the aggrieved party shall document the dispute, disagreement, or misunderstanding by notifying the other party in writing detailing the relevant facts, identifying unresolved issues, specifying the clarification or remedy sought, and detailing the rationale as to why the clarification/remedy is appropriate. The other party shall submit a written position on the matter(s) in dispute within ten (10) Working Days after being notified. The parties will then meet within five (5) Working Days thereafter to further discuss the issue(s) in dispute and such meeting will include a duly authorized officer of the Owner and a duly authorized officer of the Builder. If this process does not resolve the dispute, the aggrieved party may then pursue resolution under the remaining provisions of this Article 25.

25.3 Articles 25.3 through 25.5 shall only apply to disputes that have a monetary value, excluding costs and attorneys’ fees of less than $500,000. For the purposes hereof, those types of disputes shall be described as a “Work Dispute.” Work Disputes shall be subject to Articles 25.4 through 25.5 and decided by an independent marine surveyor selected by the parties (“Surveyor”), which shall be binding upon the parties and non-appealable.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

25.4 Work Disputes shall be submitted to the Surveyor who shall be experienced in shipbuilding matters. The parties agree to utilize an experienced and independent marine surveyor from Dufour, Laskay & Strouse, Inc. (“DLS”) to serve as the Surveyor. In the event DLS has a conflict of interest, refuses, or is otherwise unable for any reason to timely decide the Work Dispute, the Work Dispute shall be submitted to a qualified marine surveyor selected by the ABS.

25.5 To invoke the process under Article 25.3, either party shall provide written notice to the other party pursuant to Article 21, with a copy to the Surveyor setting forth:

(a)	the issue(s) to be decided by the Surveyor; and

(b)	that resolution under Article 25.3 is requested.

25.6 Articles 25.6 through 25.20 shall only apply to disputes that have a monetary value, excluding costs and attorneys’ fees of more than $500,000 but less than $3,000,000. For the purposes hereof, this type of dispute shall be described as an “Arbitration Dispute.” Any dispute other than an Arbitration Dispute arising between the Owner and the Builder, relating to the interpretation or performance of this Agreement, shall not be subject to this arbitration provision, and there shall be no compulsory arbitration except in the case of an Arbitration Dispute. Arbitration Disputes shall be subject to the arbitration provisions herein provided.

25.7 Arbitration Disputes shall be submitted to arbitration. No more than ten (10) Working Days after a party has invoked arbitration as set forth in Article 25.8 below, each party shall select an arbitrator and notify the other party of the arbitrator selected. All arbitrators shall be selected from the list of approved arbitrators of the Society of Maritime Arbitrators and shall be knowledgeable with commercial shipbuilding practices. The two (2) arbitrators so selected shall then select a third arbitrator from the list of approved arbitrators of the Society of Maritime Arbitrators within ten (10) Working Days of the date of the selection of the last party appointed arbitrator. If any party or the two (2) arbitrators fail to timely appoint the third arbitrator, the arbitrator shall be selected from the approved list of arbitrators of the Society of Maritime Arbitrators. The arbitrators shall decide on each issue or dispute presented to them by a majority vote. In all circumstances, the arbitration shall be conducted in New Orleans, Louisiana.

25.8 To invoke arbitration under this Article 25.7, a party shall provide the other party written notice of its decision to invoke arbitration, which written notice shall also set forth the following:

(a)	The disputes or issues to be arbitrated, including a concise statement of the factual basis therefor and a reference to the relevant provisions of the Contract Documents related to such disputes or issues to be arbitrated; and

(b)	That arbitration is demanded.

25.9 The arbitrators shall not be bound by the rules of evidence or civil procedure, but rather may consider such writings and oral presentations as reasonable shipbuilders and businessmen would use in the conduct of their day-to-day affairs, and may require the parties to submit some or all of their presentation orally or in written form as the arbitrators may deem

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

appropriate. The parties acknowledge that arbitrations should be conducted in a more cost efficient and timely basis than court litigation. Nonetheless, the parties agree that some limited discovery is appropriate to ensure a full and fair hearing. Accordingly, the parties agree to the following limited discovery in the event of an Arbitration Dispute: (i) the exchange of all documents and things which are relevant to the disputes or issues submitted to the arbitration panel (“Initial Exchange”) which Initial Exchange shall include documents and things that are both supportive and not supportive of a party’s position; (ii) interrogatories and requests for production of documents and things, each of which shall not exceed twenty (20) in number, including subparts (“Written Discovery”); (iii) documents only subpoenas on third parties; and (iv) five (5) depositions per party. The parties shall conduct the Initial Exchange no later than thirty (30) Days after the third arbitrator is selected. All Written Discovery shall be exchanged within fifteen (15) Days of the Initial Exchange. The parties shall respond to the Written Discovery within twenty (20) Days from receipt thereof. All depositions shall be scheduled within forty (40) Working Days after receiving responses to Written Discovery. In the event either party believes additional discovery is needed for a full and fair hearing of the disputes or issues, a party may submit a request to the arbitration panel for such additional discovery, which shall be permitted by the arbitration panel for good cause shown.

25.10 The parties may follow such rules and procedures as are agreed to between the parties. If the parties cannot agree to such rules and procedures within ten (10) Working Days of an election to submit the dispute to arbitration, then the Commercial Arbitration Rules of the American Arbitration Association shall apply.

25.11 Any arbitration may include any other person substantially involved in a common question of fact or law whose presence is required if complete relief is to be accorded in arbitration, provided that such other person has agreed to be bound by such arbitration.

25.12 The arbitration panel shall have the authority to retain such impartial expert assistance as they deem necessary to assist them in making a full and fair evaluation of the claims of the parties and to include the cost of arbitration reasonable compensation and reimbursement of expenses for any expert so retained.

25.13 Either party may apply to the arbitration panel seeking injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Either party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any interim or provisional relief that is necessary to protect the rights or property of that party, pending the establishment of the arbitration panel (or pending the arbitration panel’s determination of the merits of the controversy).

25.14 The arbitral award shall be made and payable in United States dollars, free of any tax, deduction or off-set and in accordance with the arbitral award. The arbitration panel shall use all reasonable efforts to render a decision within 210 Days following the appointment of the third arbitrator.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

25.15 The arbitration panel shall render a written explanation of the reasons for its award, which explanation shall contain a full statement of the facts as found and the rules of law applied in reaching same. All costs of the arbitration proceedings, except attorneys’ fees and expenses, shall be divided equally between the parties. Each party shall bear all attorneys’ fees and expenses that it incurs in connection with arbitration.

25.16 Any decision(s) and/or award made by the arbitration panel must be by a majority of the arbitrators and shall be final, incontestable, and binding on the parties hereto. Such decision(s) and/or award shall be fully enforceable, and judgment thereon may be entered by, or application may be made for judicial acceptance to, any court having jurisdiction thereof.

25.17 The parties hereto agree that any decision(s) and/or award of the arbitration panel shall be binding on the parties and not be subject to any appeal to any court or any other authority or panel except as permitted by applicable law.

25.18 The parties hereto agree that the decision(s) and/or award of the arbitration panel shall be the sole and exclusive remedy between them regarding any claims, counterclaims, issues, or accountings presented or pled to the arbitration panel. Neither party shall have the right to commence or prosecute any action before any court on any dispute, conflict, or controversy arising out of or in relation to this Agreement, except for an action to compel arbitration in accordance with this Article or for provisional relief in accordance with Article 25.13, or for enforcement of the decision(s) and/or award of the arbitration panel.

25.19 Neither a party nor an arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both parties.

25.20 The provisions contained in this Article 25 shall survive the termination and/or expiration of this Agreement.

25.21 Any other disputes arising under or related to this Agreement which fall outside Articles 25.1 through 25.20 shall be litigated by the parties in federal district court in the Eastern District of Louisiana, which the parties have mutually selected as the exclusive venue for any such litigation. The parties agree and waive any objection to the inconvenience of the venue and further waives the right they may have to a trial by jury.

ARTICLE 26 – TAXES, DUTIES, AND

CONTRACT EXPENSES

26.1 The Builder shall pay all local, state, and federal taxes, federal import duties, workers’ compensation, social security or old age benefits of any nature, unemployment tax, and any other similar taxes, charges, assessments and contributions of any kind now or hereafter payable in connection with the construction of the Vessels imposed upon, or with respect to, or measured by, Materials and labor utilized in the construction of the Vessels, or the wages, salaries or other remunerations paid to persons employed in connection with the performance of this Agreement, and the Builder shall indemnify and hold the Owner harmless from any and all liability and expense by reason of the Builder’s failure to pay such taxes, charges, assessments and contributions.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

26.2 The Owner agrees to pay such state or local sales or use or other taxes, if any, as may be mandatorily imposed by law in connection with the sale and Delivery of the Vessels. It is the intention of the Owner, however, to avoid or minimize, to the greatest extent lawfully possible, the imposition of any state sales or use or other taxes with respect to the Vessels. This may involve claiming any lawfully available exemption(s), such as the “removal” exemption, the “interstate or foreign commerce” exemption, the “resale” exemption, or taking delivery of the ATB Unit in a location outside the boundaries of the State of Florida. The Builder shall use reasonable efforts to cooperate with the Owner to achieve exemption from such sales or use or other taxes, but only to the extent permitted by applicable laws and regulations, and shall provide the Owner with all such documentation as may be needed from the Builder to assist the Owner in establishing exemption from such sales or use or other taxes.

ARTICLE 27 – LIENS AND ENCUMBRANCES

27.1 Following payment of the sums due to the Builder by the Owner hereunder, the Builder agrees to deliver the ATB Unit to the Owner free and clear of any and all liens, claims, encumbrances and rights in rem in favor of the Builder or any workmen, material men, Suppliers, Subcontractors, or others to whom the Builder is responsible, excluding liens, mortgages or encumbrances created by the Owner.

27.2 Provided that the Owner has complied with its payment obligations, in the event of the filing or attaching of any lien or encumbrances created or suffered by or through the Builder or any of its Subcontractors or Suppliers against the Vessels before final payment, the Owner may, but shall not be required to, satisfy the same out of any amount remaining to be paid to the Builder hereunder, except where the Builder notifies the Owner of a bona fide dispute between the Builder and such lienor. When final payment is to be made under this Agreement, as condition precedent thereto, the Owner may, in its discretion, require that the Builder provide to the Owner a statement certifying and indemnifying the Owner against any liens or rights in rem of any kind against the ATB Unit or its respective machinery, fittings, or equipment which relate to actions of the Builder and excluding any liens or encumbrances created by the Owner.

27.3 In addition to and notwithstanding the foregoing, and provided that the Owner has complied with its payment obligations, the Builder agrees to be fully responsible for and to defend, indemnify the Owner and hold it harmless from and against all liens and claims for labor, material, taxes, privileges and licenses arising out of, in connection with, or resulting from the operations or activities of the Builder, its employees or agents or Subcontractors and the employees or agents of their Subcontractors, and agrees to defend any such claim asserted or suit brought against the Owner and/or the Vessels and to pay any judgment rendered in any such action and reimburse the Owner for any attorneys’ fees and costs it may have incurred in the enforcement of this indemnity, provided, however, that the Owner shall have the right, if it so elects, to participate at its own expense in the defense of any such claims or suits, but such participation shall not operate to affect the Builder’s liability and obligation hereunder.

27.4 The Owner agrees to be fully responsible for and to defend, indemnify the Builder and hold it harmless from and against all liens and claims for labor, materials, taxes, privileges and licenses arising out of, in connection with, or resulting from the operations or activities of

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the Owner, its employees or agents or subcontractors and the employees or agents of their subcontractors, and agrees to defend any such claim asserted or suit brought against the Builder and to pay any judgment rendered in any such action and reimburse the Builder for any attorneys’ fees and costs it may have incurred in the enforcement of this indemnity, provided, however, that the Builder shall have the right, if it so elects, to participate at its own expense in the defense of any such claims or suits, but such participation shall not operate to affect the Owner’s liability and obligation hereunder.

ARTICLE 28 – Reserved

ARTICLE 29 – GENERAL

29.1 This Agreement may be executed in several counterparts, all of which may be taken to be one and the same agreement. The parties may manually execute this Agreement, but each party agrees that a facsimile, PDF, or other electronic transmission of such signature shall be deemed binding on each party, and the parties agree not to contest the validity of this Agreement by reason of the fact that a manually executed copy has not been delivered.

29.2 The Builder acknowledges and agrees that certain information relating to the Owner that may be disclosed to or otherwise acquired by the Builder in connection with this Agreement and the negotiations leading up to its execution by one or both parties, may constitute material, confidential and non-public information, which shall be governed by the mutual Non-Disclosure Agreement existing between the parties. The Builder will not make any announcement or disclosure of the fact that such discussions have occurred, or of the terms of this Agreement without the Owner’s written consent, which shall not unreasonably withheld, except to the extent required by law. In addition, the Builder and the Owner mutually agree not to make any public statements or provide information to any third party which disparages the other party, provided, however, that each party shall be permitted to make press releases or other disclosure as required by law in the reasonable opinion of each party’s securities counsel.

29.3 THIS AGREEMENT SUPERSEDES ALL PRIOR AGREEMENTS, PROMISES, CORRESPONDENCE, DISCUSSIONS, REPRESENTATIONS AND UNDERSTANDINGS, EXCEPT THOSE EXPRESSLY SET FORTH HEREIN. NO OTHER AGREEMENTS, PROMISES, CORRESPONDENCE, DISCUSSIONS, REPRESENTATIONS OR UNDERSTANDINGS, EITHER EXPRESS OR IMPLIED, UNLESS EXPRESSLY SET FORTH HEREIN, ARE BINDING BETWEEN THE PARTIES.

29.4 In no event shall this Agreement be subject to or interpreted in accordance with the United Nations Convention on Contracts for the International Sale of Goods.

29.5 The headings in this Agreement are for convenience only and are not to be used in the interpretation of the associated language.

29.6 This Agreement may only be modified or amended in writing, signed by both parties.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their proper authorized representatives, thereunto duly authorized.

WITNESSES:	BUILDER:

EASTERN SHIPBUILDING GROUP, INC.

/s/ Brian R. D’Isernia

/s/ David E. Simonelli	By:	Brian R. D’Isernia

/s/ Kenneth R. Munroe	Its:	President

	DATE:	January 10, 2014

WITNESSES:	OWNER:

GREAT LAKES DREDGE & DOCK CO., LLC

/s/ Jonathan W. Berger

/s/ David E. Simonelli	By:	Jonathan W. Berger

/s/ Steven W. Becker	Its:	CEO

	DATE:	January 9, 2014

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

VESSEL CONTRACT PRICE AND DELIVERY DATE

The construction of the ATB Unit and Delivery Date is contingent on the Owner furnishing Owner-furnished materials as shown on and by the deadlines set forth in Exhibit E.

Schedule of Vessel(s)

The ATB Unit shall be a dual mode articulated tug/barge trailing suction hopper dredge as follows:

Vessel	GLDD 14,000 BHP Class Design
ESG Hull No. 252	150’ x 52’ x 33’ ATB Hopper Dredge Tug

Vessel	GLDD 15,000 cy Class Design
ESG Hull No. 253	433’ x 92’ x 36’ ATB Hopper Dredge Barge

The ATB Unit shall be constructed in accordance with the Contract Documents for the following Contract Price and Delivery Date:

Contract Price and Delivery Date

The Delivery Date and Contract Price for the ATB Unit shall be as follows:

Vessel	Design	Contract Price *	Delivery Dates
ATB Unit
Vessel No. 1	GLDD 14,000 BHP	$38,454,018	32 Months after
ESG Hull No. 252	ATB Hopper Dredge		Effective Date
	Tug
Vessel No. 2	GLDD 15,000 cu.	$58,174,692	32 Months after
ESG Hull No. 253	yard ATB Hopper		Effective Date
	Dredge
	Barge

*	Contract Price Adjusted to Account for Changes Reflected in Exhibit A-1

ATB Unit Steelweight

In an effort to reduce the likelihood of unanticipated weight changes, Builder shall:

- Notify the Owner at any time changes are made to scantling level drawings

- Provide detailed weight estimates on a monthly basis during all phases of the project

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The Contract Price shall be adjusted either up or down at the value specified below for each short ton difference between the applicable Vessel’s actual neat steel weight and the neat weight allowance noted below. For purposes of adjusting the Contract Price, the actual neat steel weight shall be that weight of the applicable Vessel’s hull structural steel assembly as derived from the Vessel’s modeled configuration using the fabricated scantlings and the engineering software “Ship Constructor.”

Barge – [*] per short ton*

Tug – [*] per short ton*

Barge

It is emphasized that every effort shall be made to minimize unnecessary Barge weight, particularly structural weight. To that end, where applicable, Builder shall work with the Owner to identify areas where “or equal” substitutions (including high strength steel) have the potential to result in significant weight savings, subject to Builder’s right to a Change Order in accordance with Article 9.

The Contract price for the Barge hull noted above includes a neat steel weight allowance of [*] Short Tons less Owner furnished steel consisting of [*] A36 and [*] EH36. For purposes of this Agreement, neat steel weight is defined as the Barge’s hull structural steel assembly as noted in the Construction Specification for the Barge (Exhibit B), Sections 2.100, 2.200, 2.300, 2.400, 2.450, 2.500 (excluding fluidizing piping and bottom doors), 2.570, 2.600, 2.650, 2.670, 3.100 and 3.200, trimmed and fitted for weldout and is exclusive of any drop-offs, paint and pre-construction primer, welding or welding electrodes, construction or erection padeyes/brackets, or other construction weldments or appurtenances.

Tug

It is possible that in the course of Tug design development, it becomes necessary to increase hull scantling sizes in order for the Tug to achieve the design draft. The Contract Price for the Tug hull noted above includes a neat steel weight allowance of [*] Short Tons. For purposes of this Agreement, neat steel weight is defined as the Tug’s hull structural steel assembly as noted in the Construction Specification for the Tug (Exhibit B), Sections 2.6, 2.7, 2.8, 2.9, 2.10, 2.11, 2.12 and 2.13.5, trimmed and fitted for weldout and is exclusive of any drop-offs, paint and pre-construction primer, welding or welding electrodes, construction or erection padeyes/brackets, or other construction weldments or appurtenances.

*	Rate Unit Qualifications:

1.	Rate is applicable only to Grade A “mild-steel” structural components.
2.	Replacement of “mild steel” with high strength steel is not applicable to this unit rate.

The Contract Price includes an allowance of [*] for the medium voltage electrical umbilical and disconnect system between the Barge and the Tug. The Contract Price shall be increased by the amount of any and all costs for such system in excess of such allowance.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A-1

RECENT CHANGES

[*]

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B

SPECIFICATIONS

Tug

Specifications for the Construction	Rev -	November 29, 2013
of a 15,000 BHP Class Tug

Barge

Specifications for the Construction	Rev -	November 29, 2013
of a 433’ x 92’ x 36’
ATB Dredge Barge

The Specifications will be initialed by a duly-authorized representative of the Owner and the Builder.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C-1

CONTACT DRAWINGS

ATB BARGE CONTRACT DRAWINGS PACKAGE
Dwg #	Description	Revision	Delivery Date
111-01	Shell Arrangement	D	RFP
117-01	Midship Section	F	RFP
117-02	Notch Structure	A	RFP
117-04	Transverse Web Frames, Bow and Stern	D	RFP
117-05	Bulbous Bow Structure	B	RFP
117-06	Longitudinal Bulkheads	D	RFP
117-07	Transverse Bulkheads	B	RFP
117-08	Forecastle Structure	B	RFP
117-09	Hogback Structure	E	RFP
117-10	Connector Structure	A	RFP
130-01	Main Deck	D	RFP
130-02	Tween Deck	D	RFP
130-03	Forecastle Deck	B	RFP
500-02	Auxiliary Machinery Arrangement	B	RFP
573-03	Hopper Coaming	E	RFP
573-07	Hopper Slopes & Keelson	D	RFP
581-02	Chain Locker and Hawse Pipes	B	RFP
801-01	General Arrangement	C	RFP
801-02	Outboard Profile	B	RFP
839-01	Lines Plan	B	RFP

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ATB TUG CONTRACT DRAWINGS PACKAGE

Dwg #	Description	Revision	Delivery Date
101-002	General Arrangement	7	RFP
117-002	Midship Section	A	RFP
802-001	Outboard Profile	A	RFP
802-002	Inboard Profile	A	RFP
FRC80-000	Specifications	—	RFP
FRC80-010	Strength Calculations	—	RFP
FRC80E100-1	GROUP MOTOR STARTER PANEL	—	RFP
FRC80E110-1	GROUP STARTER DIAGRAM	—	RFP
FRC80E300-1	PORT LOCAL CONTROL PANEL	—	RFP
FRC80E310-1	PORT LOCAL CONTROL DIAGRAM-1	—	RFP
FRC80E320-1	PORT LOCAL CONTROL DIAGRAM-2	—	RFP
FRC80E400-1	STBD LOCAL CONTROL PANEL	—	RFP
FRC80E410-1	STBD LOCAL CONTROL DIAGRAM	—	RFP
FRC80E500-1	REMOTE CONTROL PANEL	—	RFP
FRC80E510-1	REMOTE CONTROL DIAGRAM-POD	—	RFP
FRC80E600-1	PORTABLE CONTROLLER	—	RFP
FRC80E610-1	PORTABLE CONTROLLER CONNECTER	—	RFP
FRC80E700-1	LUB ELECT SYSTEM	—	RFP
FRC80E900-1	INTER TERMINAL WIRING	—	RFP
FRC80H102-1	HYDRAULIC DIAGRAM	—	RFP
FRC80H210-1	HYDRAULIC PORT UNIT	—	RFP
FRC80H220-1	HYD STBD UNIT	—	RFP
FRC80H300-1	HYDRAULIC ACC UNIT	—	RFP
RC80H400-1	TERMINAL BLOCK ASSY	—	RFP

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FRC80H500-1	R-CYLINDER BLOCLK ASSY	—	RFP
FRC80H600-1	F-CYLINDER BLOCK ASSY	—	RFP
FRC80H700-1	COUPLER HOSE ARRANGEMENT	—	RFP
FRC80H800-1	COUPLER PIPING PLAN	—	RFP
FRC80H810-1	HYDRAULIC PARTS ARRAGEMENT	—	RFP
FRC80M-022	Properties of Materials of Important Parts	—	RFP
FRC80M100-2	GENERAL ARRANGEMENT	—	RFP
FRC80M200-2	ONBOARD PLAN	—	RFP
FRC80M230-1	COUPLER OUTLINE	—	RFP
FRC80M300-1	PRESSING SHOE ASSY	—	RFP
FRC80M400-2	MAIN BEARING ASSY	—	RFP
FRC80M500-1	CONNECTING PIN ASSY	—	RFP
FRC80M600-1	THRUST BLOCK ASSY	—	RFP
FRC80M700-1	F-CYLINDER ASSY	—	RFP
FRC80M800-1	RACK CYLINDER ASSY	—	RFP
FRC80M900-1	RACK PIESES	—	RFP
FRC80G100-1	LUB PIPING	—	RFP
FRC80G200-1	LUB SYSTEM PUMP UNIT	—	RFP
FRC80G300-1	LUB MAIN FEEDER	—	RFP
FRC80G310-1	LUB SUB-FEEDER-1	—	RFP
FRC80G320-1	LUB SUB FEEDER-2	—	RFP
FRC80-011-1	Supplier Information VFI	—	RFP
FRC80M290-2	DELIVERY STYLE-1	—	RFP
FRC80M292-1	DELIVERY STYLE-2	—	RFP
FRC-80-050	Installation manual	—	RFP
FRC-80-060	Instruction for Installation to Shipyard	—	RFP
101-021	Lines Plan	—	3/17/2014

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C-2

FUNCTIONAL DESIGN DRAWINGS

ATB BARGE FUNCTIONAL PACKAGE

Dwg #	Description	Revision	Delivery Date
100-01	Welding Standards	B	3/2/2014
100-03	Structural Standard Methods	A	3/2/2014
111-01	Shell Arrangement	D	3/2/2014
113-01	Inner Bottom (Tank Top)	A	3/2/2014
114-02	Hull Fittings	B	3/2/2014
117-01	Midship Section	E	3/2/2014
117-02	Notch Structure	A	3/2/2014
117-04	Transverse Web Frames, Bow and Stern	C	3/2/2014
117-05	Bulbous Bow Structure	B	3/2/2014
117-06	Longitudinal Bulkheads	C	3/2/2014
117-07	Transverse Bulkheads	B	3/2/2014
117-08	Forecastle Structure	A	3/2/2014
117-09	Hogback Structure	E	3/2/2014
117-10	Connector Structure	A	3/2/2014
117-11	Overflow Structure	B	3/2/2014
117-12	Bottom Dump Door Cylinder Support Structure	A	3/2/2014
117-13	Poop Structure	B	3/2/2014
130-01	Main Deck	D	3/2/2014
130-02	Tween Deck	D	3/2/2014
130-03	Forecastle Deck	B	3/2/2014
130-04	Poop Deck	B	3/2/2014
163-01	Sea Chest Arrangement & Details	A	3/2/2014
169-01	Hull Structural Closures Schedule	A	3/2/2014

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

169-04	Stack Structure	A	3/2/2014
169-05	Removal Access & Handling, Machinery Room	A	3/2/2014
171-01	Masts	A	3/2/2014
182-01	Foundations, Aux Engine & Reduction Gears	A	3/2/2014
182-02	Bow Thruster Structure	A	3/2/2014
185-01	Foundations, Gensets	A	3/2/2014
185-03	Foundations, Air Compressors	A	3/2/2014
185-04	Foundations, Misc Machinery	A	3/2/2014
185-06	Foundations, Dredge Piping & Fittings	A	3/2/2014
185-08	Foundations, Hydraulic System Equipment	A	3/2/2014
185-10	Foundations, Draghead Gantries	B	3/2/2014
185-11	Foundations, Intermediate Gantries	B	3/2/2014
185-14	Foundations, Anchor System Equipment	A	3/2/2014
185-15	Foundations, Mooring & Towing System	A	3/2/2014
185-16	Foundation, Crane	A	3/2/2014
185-17	Foundations, Draghead Winches	A	3/2/2014
256-01	SW Engine Cooling System Diagram	A	3/23/2014
256-10	Generator Cooling System Diagram	A	3/23/2014
259-01	Diesel Engine Exhaust System Diagram	A	3/23/2014
259-02	Diesel Engine Combustion Air Diagram	A	3/23/2014
261-01	Fuel Oil Service System Diagram	A	3/23/2014
262-01	Lube Oil System Diagram	A	3/23/2014
300-01	Cableway Routing Arrangement	B	3/2/2014
300-02	Cable List B/M	A	3/2/2014
301-01	Electrical Standards	A	3/2/2014
313-01	Electrical One Line Diagram DC	A	3/30/2014
321-01	Electrical One Line Diagram AC	B	3/30/2014

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

321-02	Power System Plan, Main Deck & Above	D	3/30/2014
321-03	Power System Plan, Machinery Spaces	B	3/30/2014
332-01	Exterior Lighting Arrangement,	B	3/30/2014
332-02	Interior Lighting Arrangement	E	3/30/2014
332-03	Machinery Lighting Arrangement	C	3/30/2014
422-01	Navigation and Signal Light Arrangement	B	3/30/2014
436-02	Emergency Shutdown & Alarm EWD	A	3/30/2014
500-01	Major Equipment List	A	3/2/2014
500-02	Auxiliary Machinery Arrangement	B	3/2/2014
505-01	Piping Standards	A	3/2/2014
506-10	Vents and Soundings System Diagram	C	3/23/2014
512-11	Machinery Ventilation Diagram	A	3/23/2014
514-10	HVAC System Diagram	A	3/23/2014
521-11	Fire and Washdown System Diagram	A	3/23/2014
524-13	Jet Water System Diagram	B	3/23/2014
524-14	Gland Seal Diagram	A	3/23/2014
526-10	Deck Drains & Scuppers System Diagram	A	3/23/2014
528-10	Plumbing Drainage System Diagram	A	3/23/2014
529-10	Ballast System Diagram	A	3/23/2014
529-11	Bilge System Diagram	B	3/23/2014
533-10	Potable Water System Diagram	A	3/23/2014
541-01	Independent Tanks	A	3/2/2014
541-11	Fuel Oil Transfer System Diagram	B	3/23/2014
551-10	Compressed Air System Diagram	A	3/23/2014
556-01	Swell Compensator Cylinder Arrangement	B	3/2/2014
568-01	Bow Thruster Arrangement	A	3/2/2014
573-01	Deck Crane Arrangement	B	3/2/2014

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

573-03	Hopper Coaming	E	3/2/2014
573-05	Lifting Gear Arrangement	A	3/2/2014
573-06	Bottom Door Arrangement	A	3/2/2014
573-07	Hopper Slopes	D	3/2/2014
573-20	Dredge System Diagram	A	3/23/2014
573-23	Slurry Valve Flushing Diagram	A	3/23/2014
573-25	Overflow Arrangement	B	3/2/2014
573-38	Loading Manual	A	3/2/2014
573-39	Trunion Slide Structure	B	3/2/2014
581-01	Anchor Arrangement	A	3/2/2014
581-02	Chain Locker and Howse Pipes	A	3/2/2014
582-01	Mooring & Towing Arrangement	B	3/2/2014
583-01	Life Saving & Safety Plan	A	3/23/2014
583-04	Fire Extinguisher List	A	3/23/2014
583-05	Fire Control Plan	A	3/23/2014
583-06	Equipment Numerical Calc	A	3/2/2014
583-10	Lifesaving Equipment Installation Details	A	3/23/2014
583-26	Dragarm Davit Arrangement	A	3/2/2014
593-10	Waste Oil System Diagram	C	3/23/2014
600-03	Outfitting Standards	A	3/2/2014
602-01	Hull Markings	B	3/2/2014
612-01	Hand Rails, Exterior	A	3/2/2014
612-02	Hand Rails, Interior	E	3/2/2014
612-03	Bulwarks	A	3/2/2014
612-13	Machinery Guards	A	3/2/2014
622-01	Gratings, Machinery Space	B	3/2/2014
622-02	Internal Tank Gratings	A	3/2/2014

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

622-03	External Gratings & Access	B	3/2/2014
623-01	Ladders, Vertical	B	3/2/2014
623-02	Ladders, Inclined	D	3/2/2014
633-01	Anodes & Cathodic Protection System	A	3/23/2014
721-02	Aux Cooling System Diagram	A	3/23/2014
801-01	General Arrangement	C	3/2/2014
801-02	Outboard Profile	B	3/2/2014
801-03	Inboard Profile	A	3/2/2014
801-04	Crew Lounge Arrangement	A	3/2/2014
835-01	Longitudinal Strength Calculations	A	3/23/2014
835-02	Hydrostatic Tables	B	3/23/2014
835-03	Tank Capacity Tables	B	3/23/2014
835-04	Hopper Capacity Tables	A	3/23/2014
835-06	Capacity Plan	A	3/23/2014
835-07	Weight Estimate	A	3/23/2014
835-09	Loading Conditions	A	3/23/2014
835-10	Intact Stability Calcs	A	3/23/2014
835-11	Longitudinal Bending Moment Calcs	A	3/23/2014
835-13	Electrical Load Analysis AC	A	3/30/2014
835-14	Electrical Load Analysis DC	A	3/30/2014
997-01	Docking Plan	A	3/2/2014

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ATB TUG FUNCTIONAL PACKAGE

Dwg #	Description	Revision	Delivery Date
096-001	Weights and CG Estimate	A	4/24/2014
100-001	Welding Schedule	A	3/17/2014
101-002	General Arrangement	A	3/17/2014
111-001	Shell Plating Key Plan	—	3/17/2014
114-001	Rudder Arrangement	—	3/17/2014
117-002	Midship Section	A	3/17/2014
117-101	Scantlings Bow Thru Frame 16	—	3/17/2014
117-102	Scantlings Fr 17 Thru 46	—	3/17/2014
117-103	Scantlings Fr 47 Thru Transom	—	3/17/2014
117-104	Scantlings Superstructure	—	3/17/2014
163-001	Sea Chest	—	3/17/2014
167-001	Manholes & Hatches A&D	—	3/17/2014
167-002	WT & Weathertight Doors A&D	—	3/17/2014
167-003	Hatch Details	—	3/17/2014
170-001	Mast Arrangement	—	3/17/2014
233-001	Propulsion Drive Train Arrangement	A	3/17/2014
233-002	Propulsion Engines Foundation	—	3/17/2014
256-001	Main and Aux RW Cooling System B.O.D.	A	4/7/2014
256-002	Main and Aux RW Cooling System Diagram	A	4/7/2014
259-001	Exhaust Piping Arrgt. B.O.D.	B	4/7/2014
259-002	Exhaust Piping Arrgt. Diagram	A	4/7/2014
261-001	Quick Closing Valve Diagram	—	4/7/2014
264-001	LO Fill and Transfer System Diagram	B	4/7/2014
264-002	LO Fill and Transfer System B.O.D.	A	4/7/2014
264-003	Dirty Oil System B.O.D.	A	4/7/2014
264-004	Dirty Oil System Diagram	A	4/7/2014
313-001	Electronics Room Arrangement	—	4/14/2013
401-001	Navigational Lights Arrangement	—	4/14/2013

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

427-001	Navigational Lighting	—	4/14/2013
500-001	Machinery Arrangement	—	3/17/2014
506-001	Tank Vents & Sounds B.O.D.	B	4/7/2014
506-002	Tank Vents & Sounds Diagram	B	4/7/2014
513-001	Machinery Ventilation Diagram	—	4/7/2014
513-002	Machinery Ventilation B.O.D.	—	4/7/2014
521-001	Fire Main System B.O.D.	B	4/7/2014
521-002	Fire Main System Diagram	B	4/7/2014
526-001	Weather Deck Drains Piping System B.O.D	A	4/7/2014
526-002	Weather Deck Drains Piping System Diagram	B	4/7/2014
528-001	Sanitary Drains and Sewage System B.O.D.	A	4/7/2014
528-002	Sanitary Drains and Sewage System Diagram	A	4/7/2014
529-001	Bilge & Ballast System B.O.D.	B	4/7/2014
529-002	Bilge & Ballast System Diagram	A	4/7/2014
532-001	Main and Aux Engine FW Cooling System B.O.D.	—	4/7/2014
532-002	Main and Aux Engine FW Cooling System Diagram	A	4/7/2014
532-003	Main Engine Expansion Tanks	—	4/7/2014
532-004	Stand-By Generator Expansion Tank	—	4/7/2014
533-001	Potable Water System B.O.D.	B	4/7/2014
533-002	Potable Water System Diagram	A	4/7/2014
541-001	Fuel Oil Service System B.O.D.	B	4/7/2014
541-002	Fuel Oil Service System Diagram	B	4/7/2014
541-003	Fuel Oil Fill and Transfer System Diagram	B	4/7/2014
541-004	Fuel Oil Fill and Transfer System B.O.D.	C	4/7/2014
551-001	Compressed Air System B.O.D.	C	4/7/2014
551-002	Compressed Air System Diagram	C	4/7/2014
555-001	Vessel Safety Plan	—	4/14/2014

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

555-002	Structural Fire Protection Plan	B	3/17/2014
573-001	Machinery Trolley Arrangement and Details	—	3/17/2014
581-001	Anchor Handling A&D	—	3/17/2014
582-001	Bulwark & Mooring Fittings	—	3/17/2014
585-001	Rescue Boat and Liferaft Arrangement and Details	—	3/17/2014
585-001	Rescue Boat and Liferaft Arrangement and Details	A	3/17/2014
602-001	Hull Marking Diagram	—	3/17/2014
603-002	Underwater Inspection in Lieu of Drydocking	—	3/17/2014
611-001	Fender Installation Diagram	B	3/17/2014
612-001	Ladders A&D	—	3/17/2014
612-002	Handrails and Stanchions	—	3/17/2014
622-001	Grating Arrangement & Details	—	3/17/2014
623-001	Tug-Barge Access	—	3/17/2014
625-001	Windows A+D	—	3/17/2014
633-001	Cathodic Protection Plan	—	3/17/2014
662-001	Bridge Arrangement	—	3/17/2014
662-002	EOS Arrangement	—	3/17/2014
801-001	Navigational Bridge Visibility	—	3/17/2014
802-001	Outboard Profile	B	3/17/2014
802-002	Inboard Profile	A	3/17/2014
831-002	Moulded Line Convention	—	4/14/2014
835-001	Midship Section Calculations	—	3/17/2014
835-004	Main and Aux RW Cooling System Calculations	—	4/7/2014
835-006	Fuel Oil Service System Calculations	B	4/7/2014
835-007	Bilge & Ballast System Calcs	A	4/7/2014
835-008	Compressed Air System Calculations	C	4/7/2014
835-009	Fuel Oil Fill and Transfer System Calculations	B	4/7/2014

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

835-010	Potable Water System Calcs	A	4/7/2014
835-011	Dirty Oil System Calculations	A	4/7/2014
835-012	LO Fill and Transfer System Calculations	A	4/7/2014
835-014	Hull Structural Calculations	—	3/17/2014
835-015	Superstructure Calculations	—	3/17/2014
835-016	Steering System Foundation Calculations	—	3/17/2014
835-017	Main Engine, Reduction Gear & Shaft Gen. Foundation Calculations	—	3/17/2014
835-018	Generator Foundation Calculations	—	3/17/2014
835-019	Stores Crane Foundation Calculations	—	3/17/2014
835-020	Boat Davit and Boat Cradle Foundation Calculations	—	3/17/2014
835-021	Forward Capstan Foundation Calculations	—	3/17/2014
835-023	Exhaust Piping Arrgt. Calculations	B	4/7/2014
835-024	Sanitary Drains and Sewage System Calculations	A	4/7/2014
835-028	Fire Main System Calculations	B	4/7/2014
835-029	Mast Foundation Calculations	—	3/17/2014
835-030	Machinery Ventilation Calculations	—	4/7/2014
835-030	Machinery Ventilation Calculations	—	4/7/2014
835-031	Forward Bitts Foundation Calculations	—	3/17/2014
835-032	FEA Coupler Meshed Model	—	3/17/2014
835-033	Midship Bitts Foundation Calculations	—	3/17/2014
835-034	Aft Bitts Foundation Calculations	—	3/17/2014
835-035	Forward Towing Bitt Foundation Calculations	—	3/17/2014
835-036	Aft Towing Bitt Foundation Calculations	—	3/17/2014
835-037	Forward Staple Foundation Calculations	—	3/17/2014
835-038	ABS Equipment Number Calculation	—	3/17/2014
835-039	Aft Capstan Foundation Calculations	—	3/17/2014
835-040	Sea Chest Calcs	—	3/17/2014

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

870-000	Low Voltage Electrical System B.O.D.	—	4/14/2014
870-001	Electrical Load Analysis	—	4/14/2014
870-002	480V Distribution	—	4/14/2014
870-003	480V Distribution Panels	—	4/14/2014
870-004	208Y/120V Power Distribution	—	4/14/2014
870-006	DC Power Distribution	—	4/14/2014
892-000	Lighting System B.O.D.	—	4/14/2014
892-001	Lighting System	—	4/14/2014
892-002	120VAC Receptacle System	—	4/14/2014
997-001	Blocking Plan	—	3/17/2014
XXX-XXX	Emergency Shutdown	—	4/14/2014

GLDD DREDGE EQUIPMENT FUNCTIONAL PACKAGE

Dwg #	Description	Revision	Delivery Date
151-10-25356	ATB Sliding Trunnion Hull Connection Arrgmt 36 In Dragarm	2	2/15/2014
151-38-23519	ATB 50 In P.D. Sheave Box No. 1 Assy	2	2/15/2014
151-38-23524	ATB 36 In P.D. Sheave Box Assembly	2	2/15/2014
151-38-23535	ATB Swell Compensator Sheave Box Assembly	2	2/15/2014
151-38-23541	ATB Gimble Davit Suspension Block Assembly	2	2/15/2014
151-38-25286	ATB Draghead Davit Arrgmt 36 In Dragarm	4	2/15/2014
151-38-25287	ATB Gimbal Davit Arrgmt 36 In Dragarm	4	2/15/2014
151-38-25288	ATB Trunnion Davit Arrgmt 36 In Dragarm Brusselle Hoist	3	2/15/2014
151-38-25323	ATB Trunnion Davit Service Frame Assembly 36 In Dragarm	2	2/15/2014
151-38-25332	ATB Trunnion Davit Service Frame Details 36 In Dragarm	—	2/15/2014
151-38-25390	ATB Draghead Davit Frame Details 36 In Dragarm	1	2/15/2014
151-38-25391	ATB 50 In P.D. Sheave Assy & Details Draghead Davit	—	2/15/2014

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

151-38-25392	ATB Swivel Sheave Housing Details Draghead Davit	1	2/15/2014
151-38-25393	ATB Swivel Sheave Misc Details Draghead Davit	1	2/15/2014
151-38-25394	ATB Pivot Bracket Details Draghead & Gimbal Davits	—	2/15/2014
151-38-25440	ATB Draghead Davit Lube Lines Arrgmt & Details	1	2/15/2014
151-38-25441	ATB 50 In P.D. Sheave Box No. 1 Details	1	2/15/2014
151-38-25487	ATB Draghead Davit Cylinder Anchor Bracket Detail	1	2/15/2014
151-38-25487	ATB Draghead Davit Cylinder Anchor Bracket Detail	2	2/15/2014
151-38-25488	ATB Gimbal Davit Frame Details 36 In Dragarm	1	2/15/2014
151-38-25489	ATB 36 In P.D. Sheave Assy & Details Gimbal Davit	—	2/15/2014
151-38-25490	ATB Swivel Sheave Housing Details Gimbal Davit	—	2/15/2014
151-38-25491	ATB Swivel Sheave Misc Details Gimbal Davit	—	2/15/2014
151-38-25492	ATB Gimbal Davit Lube Lines Arrgmt & Details	—	2/15/2014
151-38-25494	ATB Gimbal Davit Cylinder Anchor Bracket Detail	1	2/15/2014
151-38-25496	ATB Sheave Lip Seal (Garlock Part No. 21267-4190-Rev1)	1	2/15/2014
151-38-25519	ATB Gimbal Davit Suspension Block Housing Detail	—	2/15/2014
151-38-25520	ATB Gimbal Davit Suspension Block Cover Detail	—	2/15/2014
151-38-25521	ATB Gimbal Davit Suspension Block Misc Details	—	2/15/2014
151-38-25935	ATB Trunnion Davit Foundation Details	2	2/15/2014
151-38-25936	ATB Trunnion Davit Guide Rails Details	1	2/15/2014
151-38-25937	ATB Trunnion Davit Assembly 36 In Dragarm	1	2/15/2014
151-38-25938	ATB Trunnion Davit Frame Details 36 In Dragarm	1	2/15/2014
151-38-25939	ATB Trunnion Davit Service Platform and Ladder Details	1	2/15/2014
151-38-25940	ATB Trunnion Davit Misc. Details 36 In Dragarm	—	2/15/2014
151-38-25941	ATB Trunnion Davit Hoist Slack Wire Sensor Arrgmt and Details	1	2/15/2014
151-38-26046	ATB Trunnion Davit Cylinder Arrgmt & Details	1	2/15/2014
151-38-26065	ATB Trunnion Davit Foundation Walkway Details	1	2/15/2014
151-38-26135	ATB 36 In P.D. Sheave Box Details	—	2/15/2014

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

151-38-26136	ATB 120 Ft Dragarm, Davits & Hoists Arrgmt	—	2/15/2014
151-38-26149	ATB Swell Compensator Sheave Box Details	—	2/15/2014
151-38-26154	ATB 50 In P.D. Sheave Box No. 2 Assy	—	2/15/2014
151-38-26155	ATB 50 In P.D. Sheave Box No. 2 Details	—	2/15/2014
151-38-26156	ATB Swell Compensator Cyl. & Sheave Box Fndtn Arrgmt & Details	—	2/15/2014
151-38-26165	ATB Gimbal Davit Hoist Foundation Arrgmt and Details	—	2/15/2014
151-38-26166	ATB Draghead Davit Hoist Foundation Arrgmt and Details	—	2/15/2014
151-38-26169	ATB Trunnion Davit Cable Carrier Arrgmt and Details	—	2/15/2014
151-61-25019	36 In Draghead Assy With (2) Piece Magnum Visor	—	2/15/2014
151-61-xxxxx	Connector Details 36 In Draghead	—	2/15/2014
151-61-xxxxx	Visor Details 36 In Draghead	—	2/15/2014
151-61-xxxxx	Misc. Details 36 In Draghead	—	2/15/2014
151-61-xxxxx	Visor Hydraulic Cylinder Assy 36 In Draghead	—	2/15/2014
151-61-xxxxx	Visor Jet Water Hose Detail 36 In Draghead	—	2/15/2014
151-61-xxxxx	Connector Wear Liner Details 36 In Draghead	—	2/15/2014
151-61-xxxxx	Visor Wear Liner Details 365 In Draghead	—	2/15/2014
151-66-25133	ATB Dredging Equipment Hydraulic Functional Diagram	3	2/15/2014
151-67-23548	ATB 67 In I D Telescopic Overflow Arrgmt	2	2/15/2014
151-67-23550	ATB Hopper Door Actuator Arrgmt	6	2/15/2014
151-67-23551	ATB Hopper Bottom Dumping Door Detail	4	2/15/2014
151-67-25225	ATB Hopper Bottom Dumping Door Actuator Details	2	2/15/2014
151-67-25226	ATB Hopper Bottom Dumping Door Seal Arrgmt	3	2/15/2014
151-67-25227	ATB Hopper Bottom Dumping Door Perimeter Seal Detail	1	2/15/2014
151-67-25228	ATB Hopper Bottom Dumping Door Seal Frame Detail	2	2/15/2014
151-67-25229	ATB Hopper Bottom Dumping Door Center Line Seal Detail	1	2/15/2014
151-67-25328	ATB Hopper Bottom Dumping Door Actuator Cylinder Support	1	2/15/2014

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

151-67-25329	ATB Hopper Bottom Dumping Door Actuator Rod Guide	—	2/15/2014
151-67-25330	ATB Hopper Bottom Dumping Door Actuator Wedge Detail	—	2/15/2014
151-67-25331	ATB Hopper Bottom Dumping Door Seal Frame and Closing Bar Fixture	—	2/15/2014
151-67-25354	ATB Hopper Door Cylinder Support Beams	—	2/15/2014
151-71-23544	Slurry System Schematic	4	2/15/2014
151-71-24443	Moveable Overflow Tube Details Telescopic Overflow	—	2/15/2014
151-71-25009	ATB 36 In Dia.x 120 Ft Dragarm Assembly	2	2/15/2014
151-71-25357	ATB Sliding Trunnion Assembly 36 In Dragarm	—	2/15/2014
151-71-25358	ATB Sliding Trunnion Piece Detail 36 In Dragarm	1	2/15/2014
151-71-25359	ATB Sliding Trunnion Misc Details 36 In Dragarm	—	2/15/2014
151-71-25360	ATB Sliding Trunnion & Service Fr. Supp. Detail 36 In Dragarm	1	2/15/2014
151-71-25361	ATB Trunnion Elbow Detail 36 In Dragarm	—	2/15/2014
151-71-25362	ATB Trunnion Elbow & Armpiece Detail 36 In Dragarm	—	2/15/2014
151-71-25362	ATB Trunnion Elbow & Armpiece Detail 36 In Dragarm	—	2/15/2014
151-71-25365	ATB Jet Water Piping Arrgmt & Details 36 in Dragarm	—	2/15/2014
151-71-25366	ATB Jet Water Hose Details 36 in Dragarm	—	2/15/2014
151-71-25369	ATB Suction Hose Details 36 in Dragarm	—	2/15/2014
151-71-25370	ATB Armpiece Details 36 In Dragarm	—	2/15/2014
151-71-25371	ATB Suction Pipe Details 36 In Dragarm	—	2/15/2014
151-71-25372	ATB Gimbal Ring Assembly 36 In Dragarm	—	2/15/2014
151-71-25373	ATB Gimbal Ring Details 36 In Dragarm	—	2/15/2014
151-71-25374	ATB Gimbal Ring Misc Details 36 In Dragarm	—	2/15/2014
151-71-25375	ATB Turning Gland Assembly 36 In Dragarm	1	2/15/2014
151-71-25376	ATB Turning Gland Details 36 in Dragarm	1	2/15/2014
151-71-25406	ATB Dragarm Pick Point & Davit Layout 36 In Dragarm	—	2/15/2014
151-71-25442	Fixed Overflow Tube Details Telescopic Overflow	—	2/15/2014

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

151-71-25444	Upper Platform Details Telescopic Overflow	—	2/15/2014
151-71-25445	Inlet Screen Arrgmt & Details Telescopic Overflow	—	2/15/2014
151-71-25447	Green Valve Arrgmt & Detailks Telescopic Overflow	—	2/15/2014
151-71-25448	Green Valve Liner Arrgmt & Details Telescopic Overflow	—	2/15/2014
151-71-25449	Green Valve Actuator Link & Misc. Details Telescopic Overflow	—	2/15/2014
151-71-25450	Green Valve Hydraulic Cylinder Support Arrgmt & Details Telescopic Overflow	—	2/15/2014
151-71-25540	ATB 24 In Dia. 50 Lb. Slurry Gate Valve Assy With GCC Liners	1	2/15/2014
151-71-25541	ATB Seal Retainer 24 In Dia. 50 Lb & 150 Lb Slurry Gate Valve	—	2/15/2014
151-71-25542	ATB Body Detail For GCC Liner 24 In Dia. 50 Lb Slurry Gate Valve	—	2/15/2014
151-71-25543	ATB Bonnet Detail 24 In Dia. 50 Lb. Slurry Gate Valve	—	2/15/2014
151-71-25544	ATB Hydraulic Cyl. Assy 24 In Dia. 50 Lb & 150 Lb Slurry Gate Valve	—	2/15/2014
151-71-25545	ATB Misc. Details 24 In Dia. 50 Lb & 150 Lb Slurry Gate Valve	1	2/15/2014
151-71-25546	ATB Position Sensor Support Details 24 In Dia. 50 Lb & 150 Lb Slurry Gate Valve	1	2/15/2014
151-71-25549	ATB Hull Trunnion Suction Inlet Casting Detail	1	2/15/2014
151-71-25627	ATB 36 In Dia. 50 Lb. Slurry Gate Valve Assy	—	2/15/2014
151-71-25807	ATB 24 In Dia. 50 Lb. Slurry Gate Valve Assy With HS-400 Liners	1	2/15/2014
151-71-25808	ATB Body Detail With HS-400 Liner 24 In Dia. 50 Lb Slurry Gate Valve	—	2/15/2014
151-71-25898	36 In 150 Lb Slurry Gate Valve Assy	—	2/15/2014
151-71-25899	Seal Retainer 36 In 15o Lb Slurry Gate Valve	—	2/15/2014
151-71-25900	Body Detail For GCC Liners 36 In 150 Lb Slurry Gate Valve	—	2/15/2014
151-71-25901	Bonnet Detail 36 In 150 Lb Slurry Gate Valve	—	2/15/2014
151-71-25902	Misc. Details 36 In 150 Lb Slurry Gate Valve	—	2/15/2014
151-71-26060	ATB 36 in Dragarm Hydraulic and Electrical Arrgmt and Details	—	2/15/2014
151-71-26061	ATB 36 in Dragarm Electrical Equipment Enclosures	—	2/15/2014

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

151-71-26062	ATB Service Frame Hydraulic Piping and Electrical Cable Arrgmt 36 in Dragarm	—	2/15/2014
151-71-26063	ATB Service Frame Hydraulic Piping and Electrical Cable Details 36 in Dragarm	—	2/15/2014
151-71-26064	ATB Service Frame Hydraulic Piping Details 36 in Dragarm	—	2/15/2014
151-71-26155	Body Detail With HS-400 Liners 24 In 150 Lb Slurry Gate Valve	—	2/15/2014
151-71-26174	24 In 150 Lb Slurry Gate Valve Assy	—	2/15/2014
151-71-26176	Bonnet Detail 24 In 150 Lb Slurry Gate Valve	—	2/15/2014
151-71-xxxxx	30 In 150 Lb Slurry Gate Valve Assy	—	2/15/2014
151-71-xxxxx	Body Detail For GCC Liners 30 In 150 Lb Slurry Gate Valve	—	2/15/2014
151-71-xxxxx	Bonnet Detail 30 In 150 Lb Slurry Gate Valve	—	2/15/2014
151-71-xxxxx	Seal Retainer 30 In 150 Lb Slurry Gate Valve	—	2/15/2014
151-71-xxxxx	Hydraulic Cylinder Assy 30 In 150 Lb Slurry Gate Valve	—	2/15/2014
151-71-xxxxx	Misc. Details 30 In 150 Lb Slurry Gate Valve	—	2/15/2014
151-71-xxxxx	Position Sensor Support Details 30 In 150 Lb Slurry Gate Valve	—	2/15/2014
151-81-24639	ATB Jet Water System Diagram	2	2/15/2014

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C.3

ATB DREDGE PROJECT MODEL SCHEDULE

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C-4

ATB BARGE CONTRACT DRAWINGS PACKAGE – AUGUST 2013

Dwg #	Description	Revision	Delivery Date
151-14-24640	SEA VALVE FLUSHING SCHEMATIC	A	Aug-13
T267-101-008	Hull Structural Closure Schedule	P	Aug-13
T267-102-004	Docking Plan	P	Aug-13
T267-267-002	Hull Fittings	P	Aug-13
T267-269-001	Independent Tanks	P	Aug-13
T267-427-001	Navigation and Signal Light Arrangement	A	Aug-13
T267-430-001	Mooring & Towing Arrangement	P	Aug-13
T267-482-001	Bow Discharge Arrangement	P	Aug-13
T267-482-001	BOW DISC	P	Aug-13
T267-482-002	OVERFLOW ARGMTN	A	Aug-13
T267-482-004	36IN Dragarm Arrangement	A	Aug-13
T267-482-005	Dragarm w Magum Visor Arrangement	P	Aug-13
T267-482-006	50IN PD Sheve Bx Assbly	P	Aug-13
T267-482-007	Swell Comp Cylinder Arrangement	A	Aug-13
T267-482-008	Swell Comp Sheave Box Assy	P	Aug-13
T267-482-012	GIMBAL DAVIT BLOCK	P	Aug-13
T267-482-013	Dredge Loading & Unloading System Diagram	P	Aug-13
T267-482-016	GIMBAL DAVIT ARRGMNT	P	Aug-13
T267-482-017	Gland Seal Diagram	P	Aug-13
T267-482-018	Jet Water System Diagram	A	Aug-13
T267-482-021	SLIDE TRUN ARGMNT	P	Aug-13
T267-482-022	TRUN DAVIT ARGMT	P	Aug-13
T267-482-024	36IN PD Sheave Box Assembly	A	Aug-13
T267-500-001	Major Equipment List	P	Aug-13
T267-503-001	Life Saving & Safety Plan	P	Aug-13
T267-503-002	Fire Control Plan	P	Aug-13
T267-505-001	Fire Extinguisher List	P	Aug-13
T267-520-001	Ladders, Inclined	B	Aug-13
T267-520-005	Gratings, Machinery Space	P	Aug-13
T267-520-007	Exterior Gratings A & D	A	Aug-13
T267-580-001	Plumbing Drainage System Diagram	P	Aug-13
T267-583-001	Fire & Washdown System Diagram	P	Aug-13
T267-583-005	EQUIP NUMERAL CALC W-TUG	P	Aug-13
T267-584-002	Potable Water System Diagram	P	Aug-13
T267-701-001	1 Fuel Oil Transfer System Diagram	P	Aug-13
T267-713-001	Lube Oil System Diagram	P	Aug-13
T267-721-001	SW Engine Cooling System Diagram	P	Aug-13
T267-722-002	Generator Cooling System Diagram	P	Aug-13
T267-732-001	Compressed Air Diagram	P	Aug-13
T267-744-002	Diesel Engine Combustion Air Diagram	P	Aug-13
T267-744-003	Diesel Engine Exhaust System Diagram	P	Aug-13

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C-4

T267-803-001	Bilge System Diagram	A	Aug-13
T267-803-002	Deck Drains & Scuppers System Diagram	P	Aug-13
T267-821-001	Vents and Soundings System Diagram	B	Aug-13
T267-861-001	1 ONE LINE	P	Aug-13
T267-861-002	ONE LINE DIA	P	Aug-13
T267-871-001	Machinery Lighting Arrangement	B	Aug-13
T267-875-001	1 LOAD ANALYSIS	P	Aug-13
T267-875-002	Elect Load Analysis DC	P	Aug-13
T267-880-001	1 CABLEWAY ROUTING	P	Aug-13
T267-881-001	CABLE LIST & BOM	P	Aug-13
T267-891-001	INT LIGHT ARRANGEMENT	C	Aug-13
T267-893-001	EXT LIGHT ARRGMNT	A	Aug-13
151-38-26136	ATB 120 Ft Dragarm, Davits & Hoists Arrgmt	—	Aug-13
151-38-25286	ATB Draghead Davit Arrgmt 36 In Dragarm REV 1	1	Aug-13
151-38-25286	ATB Draghead Davit Arrgmt 36 In Dragarm Rev 2	2	Aug-13
151-38-25286	ATB Draghead Davit Arrgmt 36 In Dragarm Rev 4	4	Aug-13
151-38-25333	ATB Draghead Davit Weight Spreadsheet 10 Sep 12	—	Aug-13
151-38-25334	ATB Draghead Davit FEA Report 7 Sep 12	—	Aug-13
151-38-25335	ATB Draghead Davit Cylinder Bracket FEA Report 11 Sep 12	—	Aug-13
151-38-25390	ATB Draghead Davit Frame Details 36 In Dragarm Rev 1	1	Aug-13
151-38-25390	ATB Draghead Davit Frame Details 36 In Dragarm	—	Aug-13
151-38-25391	ATB 50 In P.D. Sheave Assy & Details Draghead Davit	—	Aug-13
151-38-25392	ATB Swivel Sheave Housing Details Draghead Davit Rev 1	1	Aug-13
151-38-25392	ATB Swivel Sheave Housing Details Draghead Davit	—	Aug-13
151-38-25393	ATB Swivel Sheave Misc Details Draghead Davit Rev 1	1	Aug-13
151-38-25393	ATB Swivel Sheave Misc Details Draghead Davit	—	Aug-13
151-38-25394	ATB Pivot Bracket Details Draghead & Gimbal Davits	—	Aug-13
151-38-25440	ATB Draghead Davit Lube Lines Arrgmt & Details Rev 1	1	Aug-13
151-38-25440	ATB Draghead Davit Lube Lines Arrgmt & Details	—	Aug-13
151-38-25487	ATB Draghead Davit Cylinder Anchor Bracket Detail Rev 1	1	Aug-13
151-38-25487	ATB Draghead Davit Cylinder Anchor Bracket Detail	—	Aug-13
151-38-25496	ATB Sheave Lip Seal (Garlock Part No 21267-4190- Rev 1)	—	Aug-13
151-38-26166	ATB Draghead Davit Hoist Foundation Arrgmt and Details	—	Aug-13
151-38-26172	ATB Draghead Davit Hoist Foundation FEA Report	—	Aug-13
	ATB Draghead Davit 36 In Dragarm Cylinder Bracket FEA Report 4 Dec 12	—	Aug-13
	Dredge ATB Draghead Davit Deck Loads For 36 In Dragarm 1 Oct 12	—	Aug-13
151-38-23541	ATB Gimble Davit Suspension Block Assembly Rev 2	2	Aug-13
151-38-25287	ATB Gimbal Davit Arrgmt 36 In Dragarm REV 1	1	Aug-13

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C-4

151-38-25287	ATB Gimbal Davit Arrgmt 36 In Dragarm Rev 2	2	Aug-13
151-38-25287	ATB Gimbal Davit Arrgmt 36 In Dragarm Rev 4	4	Aug-13
151-38-25340	ATB Gimble Davit Weight Spreadsheet 14 Sep 12	—	Aug-13
151-38-25341	ATB Gimble Davit FEA Report 18 Sep 12	—	Aug-13
151-38-25342	ATB Gimble Davit Cylinder Bracket FEA Report 17 Sep 12	—	Aug-13
151-38-25487	ATB Draghead Davit Cylinder Anchor Bracket Detail Rev 2	2	Aug-13
151-38-25488	ATB Gimbal Davit Frame Details 36 In Dragarm Rev 1	1	Aug-13
151-38-25488	ATB Gimbal Davit Frame Details 36 In Dragarm	—	Aug-13
151-38-25489	ATB 36 In P.D. Sheave Assy & Details Gimbal Davit	—	Aug-13
151-38-25490	ATB Swivel Sheave Housing Details Gimbal Davit	—	Aug-13
151-38-25491	ATB Swivel Sheave Misc Details Gimbal Davit	—	Aug-13
151-38-25492	ATB Gimbal Davit Lube Lines Arrgmt & Details	—	Aug-13
151-38-25494	ATB Gimbal Davit Cylinder Anchor Bracket Detail Rev 1	1	Aug-13
151-38-25494	ATB Gimbal Davit Cylinder Anchor Bracket Detail	—	Aug-13
151-38-25519	ATB Gimbal Davit Suspension Block Housing Detail	—	Aug-13
151-38-25520	ATB Gimbal Davit Suspension Block Cover Detail	—	Aug-13
151-38-25521	ATB Gimbal Davit Suspension Block Misc Details	—	Aug-13
151-38-26165	ATB Gimbal Davit Hoist Foundation Arrgmt and Details	—	Aug-13
151-38-26171	ATB Gimbal Davit Hoist Foundation FEA Report	—	Aug-13
	ATB Gimbal Davit 36 In Dragarm Cylinder Bracket FEA Report 11 Dec 12	—	Aug-13
	Dredge ATB Gimbal Davit Deck Loads For 36 In Dragarm 1 Oct 12	—	Aug-13
151-38-23519	ATB 50 In P.D. Sheave Box No. 1 Assy Rev 2	2	Aug-13
151-38-23524	ATB 36 In P.D. Sheave Box Assembly Rev 2	2	Aug-13
151-38-23535	ATB Swell Compensator Sheave Box Assembly Rev 2	2	Aug-13
151-38-25441	ATB 50 In P.D. Sheave Box No. 1 Details	—	Aug-13
151-38-26135	ATB 36 In P.D. Sheave Box Details	—	Aug-13
151-38-26149	ATB Swell Compensator Sheave Box Details	—	Aug-13
151-38-26154	ATB 50 In P.D. Sheave Box No. 2 Assy	—	Aug-13
151-38-26155	ATB 50 In P.D. Sheave Box No. 2 Details	—	Aug-13
151-38-26156	ATB Swell Compensator Cyl. & Sheave Box Fndtn Arrgmt & Details	—	Aug-13
151-38-26173	ATB Swell Compensator Cyl. & Sheave Box Foundation FEA Report 29 May 13	—	Aug-13
151-38-25288	ATB Trunnion Davit Arrgmt 36 In Dragarm Brusselle Hoist Rev 1	1	Aug-13
151-38-25288	ATB Trunnion Davit Arrgmt 36 In Dragarm Brusselle Hoist Rev 3	3	Aug-13
151-38-25323	ATB Trunnion Davit Service Frame Assembly 36 In Dragarm Rev 2	2	Aug-13
151-38-25332	ATB Trunnion Davit Service Frame Details 36 In Dragarm	—	Aug-13
151-38-25935	ATB Trunnion Davit Foundation Details Rev 1	1	Aug-13

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C-4

151-38-25935	ATB Trunnion Davit Foundation Details Rev 2	2	Aug-13
151-38-25935	ATB Trunnion Davit Foundation Details	—	Aug-13
151-38-25936	ATB Trunnion Davit Guide Rails Details Rev 1	1	Aug-13
151-38-25936	ATB Trunnion Davit Guide Rails Details	—	Aug-13
151-38-25937	ATB Trunnion Davit Assembly 36 In Dragarm Rev 1	1	Aug-13
151-38-25937	ATB Trunnion Davit Assembly 36 In Dragarm	—	Aug-13
151-38-25938	ATB Trunnion Davit Frame Details 36 In Dragarm Sheet 1 of 2 Rev 1	1	Aug-13
151-38-25938	ATB Trunnion Davit Frame Details 36 In Dragarm Sheet 1 of 2	—	Aug-13
151-38-25938	ATB Trunnion Davit Frame Details 36 In Dragarm Sheet 2 of 2 Rev 1	1	Aug-13
151-38-25938	ATB Trunnion Davit Frame Details 36 In Dragarm Sheet 2 of 2	—	Aug-13
151-38-25939	ATB Trunnion Davit Service Platform and Ladder Details Rev 1	1	Aug-13
151-38-25939	ATB Trunnion Davit Service Platform and Ladder Details	—	Aug-13
151-38-25940	ATB Trunnion Davit Misc Details 36 In Dragarm	—	Aug-13
151-38-25941	ATB Trunnion Davit Hoist Slack Wire Sensor Arrgmt and Details Rev 1	1	Aug-13
151-38-25941	ATB Trunnion Davit Hoist Slack Wire Sensor Arrgmt and Details	—	Aug-13
151-38-26046	ATB Trunnion Davit Cylinder Arrgmt & Details Rev 1	1	Aug-13
151-38-26046	ATB Trunnion Davit Cylinder Arrgmt & Details	—	Aug-13
151-38-26065	ATB Trunnion Davit Foundation Walkway Details Rev 1	1	Aug-13
151-38-26065	ATB Trunnion Davit Foundation Walkway Details	—	Aug-13
151-38-26149	ATB Trunnion Davit Foundation 36 In Dragarm FEA Report 12 Apr 13	—	Aug-13
151-38-26150	ATB Trunnion Davit Frame 36 In Dragarm FEA Report 22 May 13	—	Aug-13
151-38-26169	ATB Trunnion Davit Cable Carrier Arrgmt and Details	—	Aug-13
	ATB Trunnion Davit Foundation 36 In Dragarm FEA Report 7 Mar 13 (2)	—	Aug-13
151-67-23550	ATB Hopper Door Actuator Arrgmt Rev 3	3	Aug-13
151-67-23550	ATB Hopper Door Actuator Arrgmt Rev 4	4	Aug-13
151-67-23550	ATB Hopper Door Actuator Arrgmt Rev 5	5	Aug-13
151-67-23550	ATB Hopper Door Actuator Arrgmt Rev 6	6	Aug-13
151-67-25225	ATB Hopper Bottom Dumping Door Actuator Details Rev 1	1	Aug-13
151-67-25225	ATB Hopper Bottom Dumping Door Actuator Details Rev 2	2	Aug-13
151-67-25328	ATB Hopper Bottom Dumping Door Actuator Cylinder Support Rev 1	1	Aug-13
151-67-25328	ATB Hopper Bottom Dumping Door Actuator Cylinder Support	—	Aug-13
151-67-25329	ATB Hopper Bottom Dumping Door Actuator Rod Guide	—	Aug-13
151-67-25330	ATB Hopper Bottom Dumping Door Actuator Wedge Detail	—	Aug-13

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C-4

151-67-25354	ATB Hopper Door Cylinder Support Beams	—	Aug-13
151-67-25328	ATB Hopper Bottom Dumping Door Actuator Cylinder Support Rev 1	1	Aug-13
151-67-25354	ATB Hopper Door Cylinder Support Beams	—	Aug-13
151-67-25226	ATB Hopper Bottom Dumping Door Seal Arrgmt Rev 1	1	Aug-13
151-67-25226	ATB Hopper Bottom Dumping Door Seal Arrgmt Rev 2	2	Aug-13
151-67-25226	ATB Hopper Bottom Dumping Door Seal Arrgmt Rev 3	3	Aug-13
151-67-25227	ATB Hopper Bottom Dumping Door Perimeter Seal Detail Rev 1	1	Aug-13
151-67-25228	ATB Hopper Bottom Dumping Door Seal Frame Detail Rev 1	1	Aug-13
151-67-25228	ATB Hopper Bottom Dumping Door Seal Frame Detail Rev 2	2	Aug-13
151-67-25229	ATB Hopper Bottom Dumping Door Center Line Seal Detail Rev 1	1	Aug-13
151-67-25331	ATB Hopper Bottom Dumping Door Seal Frame and Closing Bar Fixture Sht 1 of 2 Rev 2	2	Aug-13
151-67-25331	ATB Hopper Bottom Dumping Door Seal Frame and Closing Bar Fixture Sht 1 of 2	—	Aug-13
151-67-25331	ATB Hopper Bottom Dumping Door Seal Frame and Closing Bar Fixture Sht 2 of 2	—	Aug-13
151-67-23551	ATB Hopper Bottom Dumping Door Detail Rev 3	3	Aug-13
151-67-23551	ATB Hopper Bottom Dumping Door Detail Rev 4	4	Aug-13
151-67-23548	ATB 67 In I D Telescopic Overflow Arrgmt Rev 2	2	Aug-13
151-71-25009	ATB 36 In Dia x 120 Ft Dragarm Assembly Rev 2	2	Aug-13
151-71-25370	ATB Armpiece Details 36 In Dragarm	—	Aug-13
151-71-25406	ATB Dragarm Pick Point & Davit Layout 36 In Dragarm	—	Aug-13
151-71-26060	ATB 36 in Dragarm Hydraulic and Electrical Arrgmt and Details Sht 1 of 4	—	Aug-13
151-71-26060	ATB 36 in Dragarm Hydraulic and Electrical Arrgmt and Details Sht 2 of 4	—	Aug-13
151-71-26060	ATB 36 in Dragarm Hydraulic and Electrical Arrgmt and Details Sht 3 of 4	—	Aug-13
151-71-26060	ATB 36 in Dragarm Hydraulic and Electrical Arrgmt and Details Sht 4 of 4	—	Aug-13
151-71-26061	ATB 36 in Dragarm Electrical Equipment Enclosures	—	Aug-13
151-71-25372	ATB Gimbal Ring Assembly 36 In Dragarm	—	Aug-13
151-71-25373	ATB Gimbal Ring Details 36 In Dragarm	—	Aug-13
151-71-25374	ATB Gimbal Ring Misc Details 36 In Dragarm	—	Aug-13
151-71-26062	ATB Service Frame Hydraulic Piping and Electrical Cable Arrgmt 36 In Dragarm	—	Aug-13
151-71-26063	ATB Service Frame Hydraulic Piping and Electrical Cable Details 36 In Dragarm	—	Aug-13
151-71-26064	ATB Service Frame Hydraulic Piping Details 36 in Dragarm	—	Aug-13
151-71-25357	ATB Sliding Trunnion Assembly 36 In Dragarm	—	Aug-13
151-71-25358	ATB Sliding Trunnion Piece Detail 36 In Dragarm Rev 1	1	Aug-13
151-71-25358	ATB Sliding Trunnion Piece Detail 36 In Dragarm	—	Aug-13

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C-4

151-71-25359	ATB Sliding Trunnion Misc Details 36 In Dragarm	—	Aug-13
151-71-25360	ATB Sliding Trunnion Service Fr Supp Detail 36 In Dragarm Rev 1	1	Aug-13
151-71-25360	ATB Sliding Trunnion & Service Fr Supp Detail 36 In Dragarm Rev 1	1	Aug-13
151-71-25360	ATB Sliding Trunnion & Service Fr Supp Detail 36 In Dragarm	—	Aug-13
151-71-25361	ATB Trunnion Elbow Detail 36 In Dragarm	—	Aug-13
151-71-25362	ATB Trunnion Elbow & Armpiece Detail 36 In Dragarm	—	Aug-13
	Trunnion Slide	—	Aug-13
151-71-23544	Slurry System Schematic	4	Aug-13
151-71-23544	Slurry System Schematic	4	Aug-13
151-71-25540	ATB 24 In Dia. 50 Lb. Slurry Gate Valve Assy With GCC Liners Rev 1	1	Aug-13
151-71-25541	ATB Seal Retainer 24 In Dia. 50 Lb & 150 Lb Slurry Gate Valve	—	Aug-13
151-71-25542	ATB Body Detail For GCC Liner 24 In Dia. 50 Lb Slurry Gate Valve	—	Aug-13
151-71-25543	ATB Bonnet Detail 24 In Dia. 50 Lb. Slurry Gate Valve	—	Aug-13
151-71-25544	ATB Hydraulic Cyl. Assy 24 In Dia. 50 Lb & 150 Lb Slurry Gate Valve	—	Aug-13
151-71-25545	ATB Misc.Details 24 In Dia. 50 Lb & 150 Lb Slurry Gate Valve Rev 1	1	Aug-13
	24 Inch GCC Lined	—	Aug-13
151-71-25541	ATB Seal Retainer 24 In Dia. 50 Lb & 150 Lb Slurry Gate Valve	—	Aug-13
151-71-25543	ATB Bonnet Detail 24 In Dia. 50 Lb. Slurry Gate Valve	—	Aug-13
151-71-25544	ATB Hydraulic Cyl. Assy 24 In Dia. 50 Lb & 150 Lb Slurry Gate Valve	—	Aug-13
151-71-25545	ATB Misc.Details 24 In Dia. 50 Lb & 150 Lb Slurry Gate Valve Rev 1	1	Aug-13
151-71-25807	ATB 24 In Dia. 50 Lb. Slurry Gate Valve Assy With HS-400 Liners Rev 1	1	Aug-13
151-71-25808	ATB Body Detail With HS-400 Liner 24 In Dia. 50 Lb Slurry Gate Valve	—	Aug-13
	24 Inch HS400 Lined	—	Aug-13
151-71-25540	ATB 24 In Dia. 50 Lb. Slurry Gate Valve Assy	—	Aug-13
151-71-25627	ATB 36 In Dia. 50 Lb. Slurry Gate Valve Assy	—	Aug-13
151-71-25627	ATB 36 In Dia. 50 Lb. Slurry Gate Valve Assy	—	Aug-13
151-71-25369	ATB Suction Hose Details 36 in Dragarm	—	Aug-13
151-71-25371	ATB Suction Pipe Details 36 In Dragarm	—	Aug-13
151-71-25361	ATB Trunnion Elbow Detail 36 In Dragarm	—	Aug-13
151-71-25362	ATB Trunnion Elbow & Armpiece Detail 36 In Dragarm	—	Aug-13
151-71-25549	ATB Hull Trunnion Suction Inlet Casting Detail Rev 1	1	Aug-13
151-71-25549	ATB Hull Trunnion Suction Inlet Casting Detail	—	Aug-13
151-71-25375	ATB Turning Gland Assembly 36 In Dragarm Rev 1	1	Aug-13
151-71-25375	ATB Turning Gland Assembly 36 In Dragarm	—	Aug-13

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C-4

151-71-25376	ATB Turning Gland Details 36 in Dragarm Rev 1	1	Aug-13
151-71-25376	ATB Turning Gland Details 36 in Dragarm	—	Aug-13
	Turning Gland	—	Aug-13
151-71-25365	ATB Jet Water Piping Arrgmt & Details 36 in Dragarm	—	Aug-13
151-71-25366	ATB Jet Water Hose Details 36 in Dragarm	—	Aug-13
151-81-24639	ATB Jet Water System Diagram Rev 2	2	Aug-13

ATB BARGE CONTRACT DRAWINGS PACKAGE – SEPTEMBER 2013

Dwg #	Description	Revision	Delivery Date
732-001	Compressed Air Diagram (Barge)	P	Sept-13
	Unit Breaks with Stock Shown on Lines Plan	P	Sept-13
	GLDD Build Strategy		Sept-13
	ATB Hopper Barge Model		Sept-13

ATB BARGE CONTRACT DRAWINGS PACKAGE – OCTOBER 2013

Dwg #	Description	Revision	Delivery Date
266-001	Chain Locker and Hawse Pipes	P	Oct-13
266-001	Chain Locker and Hawse Pipes	A	Oct-13
266-001	Chain Locker and Hawse Pipes, Sheet 3	P	Oct-13
267-001	Bulwarks	P	Oct-13
267-001	Bulwarks	P1	Oct-13
267-002	Hull Fittings	P	Oct-13
269-001	Independent Tanks	P	Oct-13
278-001	Anodes & Cathodic Protection System	P	Oct-13
311-001	Hopper Coaming	P	Oct-13
311-001	Hopper Coaming	A	Oct-13
311-001	Hopper Coaming	B	Oct-13
311-001	Hopper Coaming	C	Oct-13
330-001	Deck Crane Arangement	P	Oct-13
330-001	Deck Crane Arangement	A	Oct-13
404-001	Bow Thruster Arrangement	P	Oct-13
418-001	Masts	P	Oct-13
427-001	Navigation and Signal Light Arrangement	P	Oct-13
427-001	Navigation and Signal Light Arrangement	P1	Oct-13
427-001	Navigation and Signal Light Arrangement	A	Oct-13
430-001	Mooring & Towing Arrangement	P	Oct-13
431-001	Anchor Arrangement	P	Oct-13
435-001	Hogback Structure	P	Oct-13
435-001	Hogback Structure	A	Oct-13
435-001	Hogback Structure	B	Oct-13
435-001	Hogback Structure	C	Oct-13
435-001	Hogback Structure	D	Oct-13

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C-4

482-001	Bow Discharge Arrangement	P	Oct-13
482-002	Overflow Arrangement	P	Oct-13
482-002	Overflow Arrangement	A	Oct-13
482-004	36" Dragarm Arrangement	P	Oct-13
482-004	36" Dragarm Arrangement	A	Oct-13
482-005	Dragarm w Magnum Visor Arrangement	P	Oct-13
482-006	50" PD Sheave Box Assembly	P	Oct-13
482-007	Swell Compensator Cylinder Arrangement	P	Oct-13
482-007	Swell Compensator Cylinder Arrangement	A	Oct-13
482-008	Swell Compensator Sheave Box Assembly	P	Oct-13
482-009	Connector Structure	P	Oct-13
482-011	Dragarm Davit Arrangement	P	Oct-13
482-012	Gimbal Davit Block Assembly	P	Oct-13
482-013	Dredge Loading and Unloading System Diagram	P	Oct-13
482-016	Gimbal Davit Arrangement	P	Oct-13
482-017	Gland Seal Diagram	P	Oct-13
482-018	Jet Water System Diagram	P	Oct-13
482-018	Jet Water System Diagram	A	Oct-13
482-019	Overflow Structure	A	Oct-13
482-020	Slurry Valve Flushing Diagram	P	Oct-13
482-021	Slide Trunnion Arrangement	P	Oct-13
482-022	Trunnion Davit Arrangement	P	Oct-13
482-023	Trunnion Slide Structure	P	Oct-13
482-023	Trunnion Slide Structure	A	Oct-13
482-024	36 IN PD Sheave Box Assembly	P	Oct-13
482-024	36 IN PD Sheave Box Assembly	A	Oct-13
482-025	Bottom Dump Door Cylinder Support Structure	P	Oct-13
500-001	Major Equipment List	P	Oct-13
500-002	Auxiliary Machinery Arrangement	P	Oct-13
503-001	Life Saving & Safety Plan	P	Oct-13
503-002	Fire Control Plan	P	Oct-13
505-001	Fire Extinguisher List	P	Oct-13
510-001	Crew Lounge Arrangement	P	Oct-13
520-001	Ladders, Inclined	B	Oct-13
520-002	Hand Rails, Interior	A	Oct-13
520-005	Gratings/Machinery Space	P	Oct-13
520-006	Internal Tank Gratings	P	Oct-13
520-007	Exterior Gratings A & D	P	Oct-13
520-007	Exterior Gratings A & D	A	Oct-13
533-001	Hand Rails, Exterior	P	Oct-13
580-001	Plumbing Drainage System Diagram	P	Oct-13
583-001	Fire / Washdown System Diagram	P	Oct-13
583-005	Equipment Numerical Calc	P	Oct-13

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C-4

101-001	Lines Plan	P2	Oct-13
101-002	General Arrangement	A	Oct-13
101-003	Welding Standards	P	Oct-13
101-003	Welding Standards	A	Oct-13
101-004	Inboard Profile	P	Oct-13
101-005	Outboard Profile	P	Oct-13
101-005	Outboard Profile	A	Oct-13
101-006	Auxiliary Machinery Arrangement	A	Oct-13
101-006	Auxiliary Machinery Arrangement	A1	Oct-13
101-008	Hull Structural Closures Schedule	P	Oct-13
101-017	Tank Capacity Tables	P	Oct-13
101-020	Ship Motion Factors	P	Oct-13
101-020	Ship Motion Factors	P	Oct-13
101-021	Notch Structure FEA	P	Oct-13
101-026	Equipment Numeral Calculation Combined	A	Oct-13
102-001	Cargo Hopper FEA Development	P1	Oct-13
102-004	Docking Plan	P	Oct-13
102-005	Capacity Plan	P	Oct-13
102-005	Capacity Plan	P2	Oct-13
111-001	Shell Arrangement	A	Oct-13
130-004	Poop Deck	P	Oct-13
214-001	Poop Structure	P	Oct-13
218-001	Notch Structure	P	Oct-13
231-001	Shell Arrangement	P	Oct-13
231-001	Shell Arrangement	B	Oct-13
231-001	Shell Arrangement	C	Oct-13
233-001	Tank Top	P	Oct-13
233-001	Tank Top, Sheet 2	P1	Oct-13
233-001	Tank Top, Sheet 2	P2	Oct-13
233-001	Tank Top, Sheet 2	P3	Oct-13
234-001	Main Deck	P	Oct-13
234-001	Main Deck	A	Oct-13
234-001	Main Deck	A	Oct-13
234-001	Main Deck	B	Oct-13
234-001	Main Deck	C	Oct-13
235-001	Tween Deck	P	Oct-13
235-001	Tween Deck	A	Oct-13
235-001	Tween Deck	B	Oct-13
235-001	Tween Deck	C	Oct-13
235-002	Hopper Slopes & Keelson	P	Oct-13
235-002	Hopper Slopes & Keelson	A	Oct-13
235-002	Hopper Slopes & Keelson	B	Oct-13
235-002	Hopper Slopes & Keelson	C	Oct-13

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C-4

236-001	Midship Section	P1	Oct-13
236-001	Midship Section	A	Oct-13
236-001	Midship Section	B	Oct-13
236-001	Midship Section	C	Oct-13
236-001	Midship Section	D	Oct-13
236-002	Transverse Bulkheads	P	Oct-13
236-002	Transverse Bulkheads	P1	Oct-13
236-002	Transverse Bulkheads	A	Oct-13
236-002	Transverse Bulkheads	A	Oct-13
236-002	Transverse Bulkheads, Sheet 3	P1	Oct-13
236-002	Transverse Bulkheads, Sheets 1-3	P2	Oct-13
236-002	Transverse Bulkheads, Sheet 5	P	Oct-13
236-002	Transverse Bulkheads, Sheets 1 & 3	P3	Oct-13
236-002	Transverse Bulkheads, Sheet 6	P	Oct-13
236-002	Transverse Bulkheads, Sheet 2	P	Oct-13
236-003	Transverse Web Frames, Bow and Stern	P	Oct-13
236-003	Transverse Web Frames, Bow and Stern Sheets 6-7-8-9	P	Oct-13
236-003	Transverse Web Frames, Bow and Stern	P1	Oct-13
236-003	Transverse Web Frames, Bow and Stern	A	Oct-13
237-002	Longitudinal Bulkheads	P	Oct-13
237-002	Longitudinal Bulkheads	P1	Oct-13
237-002	Longitudinal Bulkheads	A	Oct-13
237-002	Longitudinal Bulkheads	B	Oct-13
238-001	Bulbous Bow Structure	P	Oct-13
238-001	Bulbous Bow Structure	A	Oct-13
238-003	Bottom Door Arrangement	P	Oct-13
238-004	Bow Thruster Structure	P	Oct-13
238-004	Bow Thruster Structure	P	Oct-13
253-001	Forecastle Deck	P	Oct-13
253-001	Forecastle Deck	A	Oct-13
253-002	Forecastle Structure	P	Oct-13
253-002	Forecastle Structure	P1	Oct-13
253-002	Forecastle Structure	A	Oct-13
261-001	Hull Markings	P	Oct-13
261-001	Hull Markings	A	Oct-13
262-001	Sea Chest Arrangement & Details	P	Oct-13
262-001	Sea Chest Arrangement & Details	A	Oct-13
263-002	Foundation, Crane	P	Oct-13
263-007	Foundations, Dragarm Gantries	P	Oct-13
263-007	Foundations, Draghead Gantries	A	Oct-13
263-008	Foundations, Draghead Winches	P	Oct-13
263-010	Foundations, Gensets	P	Oct-13
263-012	Foundations, Intermediate Gantries	P	Oct-13

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C-4

263-012	Foundations, Intermediate Gantries	A	Oct-13
263-012	Foundations, Intermediate Gantries	P1	Oct-13
263-015	Foundations, Dredge Piping & Fittings	P	Oct-13
584-002	Potable Water System Diagram	P	Oct-13
612-002	Hand Rails, Interior	P	Oct-13
701-001	Fuel Oil Transfer System Diagram	P1	Oct-13
713-001	Lube Oil System Diagram	P	Oct-13
714-001	Waste Oil System Diagram	P	Oct-13
714-001	Waste Oil System Diagram	A	Oct-13
714-001	Waste Oil System Diagram	B	Oct-13
721-001	SW Engine Cooling System Diagram	P	Oct-13
722-002	Generator Cooling System Diagram	P	Oct-13
732-001	Compressed Air System Diagram	P	Oct-13
744-002	Diesel Engine Combustion Air Diagram	P	Oct-13
744-003	Diesel Engine Exhaust System Diagram	P	Oct-13
792-001	Emergency Shutdown & Alarm List	P	Oct-13
801-001	General Arrangement	P	Oct-13
803-001	Bilge System Diagram	P	Oct-13
803-001	Bilge System Diagram	A	Oct-13
803-002	Deck Drains & Scupper System Diagram	P	Oct-13
821-001	Vents and Soundings System Diagram	P	Oct-13
821-001	Vents and Soundings System Diagram	A	Oct-13
821-001	Vents and Soundings System Diagram	B	Oct-13
835-001	Longitudinal Strength Calculations	P	Oct-13
835-002	Hydrostatic Tables	P	Oct-13
839-001	Lines Plan	P	Oct-13
861-001	Electrical One Line Diagram AC	P	Oct-13
861-001	Electrical One Line Diagram AC	P1	Oct-13
861-002	Electrical One Line Diagram DC	P	Oct-13
871-001	Machinery Lighting Arrangement	P	Oct-13
871-001	Machinery Lighting Arrangement	A	Oct-13
871-001	Machinery Lighting Arrangement	B	Oct-13
871-002	Power System Plan, Machinery Spaces	P	Oct-13
871-002	Power System Plan, Machinery Spaces	P1	Oct-13
871-003	Power System Plan, Main Deck & Above	P	Oct-13
871-003	Power System Plan, Main Deck & Above	P1	Oct-13
871-003	Power System Plan, Main Deck & Above	A	Oct-13
875-001	Electrical Load Analysis AC	P	Oct-13
875-001	Electrical Load Analysis AC	P1	Oct-13
875-002	Electrical Load Analysis DC	P	Oct-13
880-001	Cableway Routing Arrangement	P	Oct-13
880-001	Cableway Routing Arrangement	P1	Oct-13
881-001	Cable List BoM	P	Oct-13

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C-4

891-001	Interior Lighting Arrangement	P	Oct-13
891-001	Interior Lighting Arrangement	P1	Oct-13
891-001	Interior Lighting Arrangement	B	Oct-13
891-001	Interior Lighting Arrangement	C	Oct-13
893-001	Exterior Lighting Arrangement	P	Oct-13
893-001	Exterior Lighting Arrangement	P1	Oct-13
893-001	Exterior Lighting Arrangement	A	Oct-13
102-004	Docking Plan	P	Oct-13
SK-1	Proposed Hogback Framing Sketch 1	P	Oct-13
SK-2	Proposed Tank Top Between Doors		Oct-13
SK-3	Proposed Bow Thruster Layout		Oct-13
262-001	Lube Oil System Diagram	A	Oct-13
259-002	Diesel Engine Combustion Air Diagram	A	Oct-13
521-011	Fire & Washdown System Diagram	A	Oct-13
529-010	Ballast System Diagram	A	Oct-13
529-011	Bilge System Diagram	B	Oct-13
573-020	Dredge Loading and Unloading System Diagram	A	Oct-13
321-001	Electrical One Line Diagram AC	A	Oct-13
332-001	Exterior Lighting Arrangement	B	Oct-13
332-002	Interior Lighting Arrangement	D	Oct-13
332-003	Machinery Lighting Arrangement	C	Oct-13
300-001	Cableway Routing Arrangement	A	Oct-13
321-003	Power System Plan, Machinery Spaces	A	Oct-13
117-01	Midship Section	E	Oct-13
117-06	Longitudinal Bulkheads	C	Oct-13
117-09	Hogback Structure	E	Oct-13
117-11	Overflow Structure	B	Oct-13
117-12	Bottom Dump Door Cylinder Support Structure	A	Oct-13
573-03	Hopper Coaming	E	Oct-13
100-01	Welding Standards	B	Oct-13
117-05	Bulbous Bow Structure	B	Oct-13
171-01	Masts	A	Oct-13
182-02	Bow Thruster Structure	A	Oct-13
185-10	Foundations, Draghead Gantries	B	Oct-13
185-11	Foundations, Intermediate Gantries	B	Oct-13
185-16	Foundations, Crane	A	Oct-13
573-07	Hopper Slopes & Keelson	D	Oct-13
422-01	Navigation and Signal Light Arrangement	B	Oct-13
169-04	Stack Structure	P	Oct-13
185-01	Foundations, Genset	A	Oct-13
506-10	Vents and Soundings System Diagram	C	Oct-13
528-10	Plumbing Drainage System Diagram	A	Oct-13
533-10	Potable Water Sustem Diagram	A	Oct-13

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C-4

259-01	Diesel Engine Exhaust System Diagram	A	Oct-13
526-10	Deck Drains & Scuppers System Diagram	A	Oct-13
100-03	Structural Standard Methods	A	Oct-13
117-02	Notch Structure	A	Oct-13
573-39	Trunion Slide Support Structure	B	Oct-13
261-01	Fuel Oil Service System Diagram	P	Oct-13
541-01	Independent Tanks	A	Oct-13
573-06	Bottom Door Arrangment	A	Oct-13
573-27	50 IN PD Sheave Box Assembly	A	Oct-13
573-28	Gimbal Davit Arrangement	A	Oct-13
573-30	Trunion Davit Arrangement	A	Oct-13
573-32	Swell Compensator Sheave Box Assembly	A	Oct-13
573-33	Gimbal Davit Block Assembly	A	Oct-13
573-35	36 IN Dragarm Arrangement	B	Oct-13
573-37	Sliding Trunion Arrangement	A	Oct-13
583-26	Dragarm Davit Arrangement	A	Oct-13
633-01	Anodes & Cathodic Protection System	A	Oct-13
169-01	Hull Strucural Closure Schedule	A	Oct-13
556-01	Swell Compensator Cylinder Arrangement	B	Oct-13
568-01	Bow Thruster Arrangement	A	Oct-13
573-01	Deck Crane Arrangement	B	Oct-13
573-25	Overflow Arrangement	B	Oct-13
602-01	Hull Markings	B	Oct-13
612-01	Hand Rails, Exterior	A	Oct-13
622-02	Internal Tank Gratings	A	Oct-13
801-03	Inboard Profile	A	Oct-13
185-06	Foundations, Dredge Piping - Fittings	A	Oct-13
114-02	Hull Fittings	B	Oct-13
573-29	36 IN PD Sheave Box Assembly	B	Oct-13
573-36	Dragarm w Magnum Visor Arrangement	A	Oct-13
582-01	Mooring & Towing Arrangement	B	Oct-13
583-10	Lifesaving Equipment Installation	A	Oct-13
622-03	Exterior Gratings Arrangements and Details	B	Oct-13
801-01	General Arrangement	B	Oct-13
801-02	Outboard Profile	B	Oct-13
801-04	Crew Lounge Arrangement	A	Oct-13
182-01	Foundations, Aux Engine, Pump & Reduction Gear	P	Oct-13
111-01	Shell Arrangement	D	Oct-13
113-01	Tank Top	A	Oct-13
573-24	Bow Discharge Arrangement	B	Oct-13
583-01	Life Saving & Safety Plan	A	Oct-13
583-05	Fire Control Plan	A	Oct-13
612-02	Hand Rails Interior	C	Oct-13

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C-4

623-01	Ladders, Vertical	B	Oct-13
632-02	Laddrs, Inclined	D	Oct-13
185-17	Foundations, Draghead Winches	A	Oct-13
622-01	Gratings, Machinery Space	B	Oct-13
117-13	Poop Structure	B	Oct-13
130-04	Poop Deck	B	Oct-13
117-04	Transverse Web Frames Bow & Stern	C	Oct-13
301-01	Electrical Standard Methods	A	Oct-13
501-01	Piping Standards	A	Oct-13
185-15	Foundations, Mooring & Towing System	P	Oct-13
500-02	Auxiliary Machinery Arrangement	B	Oct-13
573-04	Bow Discharge Structure	P	Oct-13
835-01	Longitudinal Strength Calculations	A	Oct-13
835-02	Hydrostatic Tables	B	Oct-13
835-03	Tank Capacity Tables	B	Oct-13
835-04	Hopper Capacity Tables	A	Oct-13
835-06	Capacity Plan	A	Oct-13
835-07	Weight Estimate & Distribution	A	Oct-13
835-09	Loading Conditions	A	Oct-13
835-10	Intact Stability Calculations	A	Oct-13
835-11	Longitudinal Bending Moment Calculations	A	Oct-13
839-01	Lines Plan	B	Oct-13
843-06	Load Line Estimate	A	Oct-13
997-01	Docking Plan	A	Oct-13
185-14	Foundations, Anchor System Equipment	P	Oct-13

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C-4

ATB TUG CONTRACT DRAWINGS PACKAGE – AUGUST 2013

Dwg #	Description	Revision	Delivery Date
259-002	Exh Pipe Arr	P2	Aug-13
264-004	Dirty Oil Sys Diagram	—	Aug-13
521-002	Fire Main System Diagram	P2	Aug-13
529-002	Bilge and Ballast Diagram	P2	Aug-13
541-002	FO Service Sys Diagram	P2	Aug-13
551-002	Compressed Air Sys Diagram	P2	Aug-13
101-002	General Arrangement	7	Aug-13
117-002	Midship Section	A	Aug-13
117-101	Scantlings Bow Thru Frame 16	—	Aug-13
117-102	Scantlings Fr 17 Thru 46	—	Aug-13
117-103	Scantlings Fr 47 Thru Transom	—	Aug-13
117-104	Scantlings Superstructure	—	Aug-13
167-003	Hatch Details	P1	Aug-13
233-002	Propulsion Engines Fdns	—	Aug-13
802-001	Outboard Profile	A	Aug-13
802-002	Inboard Profile	A	Aug-13
870-002	480V Distribution	2	Aug-13
870-003	480V Distribution Panels	2	Aug-13
870-004	208V/120V Power Distribution	2	Aug-13
870-006	DC Power Distribution	2	Aug-13
T266-264-002	FENDER INSTL DIAG	P2	Aug-13
T266-300-001	Manholes & Hatches A&D	P1	Aug-13
T266-427-001	Navigation Lighting	P1	Aug-13
T266-510-001	WT & Weat Doors A&D	P1	Aug-13
T266-534-001	Ladders A&D	P1	Aug-13
T266-582-002	SAN DRAINS & SEWAGE	—	Aug-13
T266-584-001	Potable Water System Diagram	—	Aug-13
T266-711-001	LO Fill and Trans Sys Diagram	—	Aug-13
T266-820-001	TANK VENTS-SOUNDS PLAN	A	Aug-13
T267-804-001	WEATHER DK DRAINS	—	Aug-13

ATB TUG CONTRACT DRAWINGS PACKAGE – SEPTEMBER 2013

Dwg #	Description	Revision	Delivery Date
101-002	General Arrangement (Tug)	7	Sept-13
	GLDD Build Strategy		Sept-13
	ATB Hopper Tug Model		Sept-13

ATB TUG CONTRACT DRAWINGS PACKAGE – OCTOBER 2013

101-023	Connection Geometry	—	Oct-13

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C-4

101-023	Connection Geometry	—	Oct-13
101-002	General Arrangement – Hold Plan & Main Deck	—	Oct-13
101-002	General Arrangement – Hold Plan & Main Deck	1	Oct-13
890-001	Articouple System Block Diagram	A	Oct-13
876-001	MAK Engine Control System	A	Oct-13
890-001	Articouple One Line Diagram	0	Oct-13
T266-101-002	General Arrangement	3	Oct-13
T266-101-002	General Arrangement	4	Oct-13
T266-101-002	General Arrangement	5	Oct-13
T266-101-002	General Arrangement - IN PROCESS	6	Oct-13
T266-101-021	Lines Model	—	Oct-13
T266-101-021	Rhino Lines Model	—	Oct-13
T266-101-045	Navigation Bridge Visibility	P1	Oct-13
T266-109-002	Structural Fire Protection	P1	Oct-13
T266-109-002	Structural Fire Protection	—	Oct-13
T266-167-003	Hatch Details	P1	Oct-13
T266-233-001	Propulsion Arrangement	P1	Oct-13
T266-233-001	Propulsion Arrangement	—	Oct-13
T266-256-002	Main and Aux Raw Water Cooling System Diagram	P2	Oct-13
T266-259-002	Exhaust Piping Arrangement	P2	Oct-13
T266-264-002	Fender Installation Diagram	P2	Oct-13
T266-264-004	Dirty Oil System Diagram	—	Oct-13
T266-300-001	Manholes & Hatches Arrangement & Details	P1	Oct-13
T266-401-001	Rudder Arrangement	—	Oct-13
T266-427-001	Navigational Lighting	P1	Oct-13
T266-501-001	Rescue Boat and Liferaft Arrangement & Details	P1	Oct-13
T266-506-002	Tank Vents & Sounds Diagram	P2	Oct-13
T266-510-001	WT and Weathertight Doors Arrangement & Details	P1	Oct-13
T266-513-001	Machinery Ventilation	P1	Oct-13
T266-521-002	Fire Main System Diagram	P2	Oct-13
T266-529-002	Bilge and Ballast Diagram	P2	Oct-13
T266-532-002	Main and Aux FW Cooling System Diagram	P2	Oct-13
T266-533-002	Potable Water System Diagram	P2	Oct-13
T266-534-001	Ladders Arrangement & Details	P1	Oct-13
T266-541-002	Fuel Oil Service System Diagram	P2	Oct-13
T266-541-003	Fuel Oil Fill - Transfer System	P2	Oct-13
T266-582-002	SANITARY DRAINS & SEWAGE SYSTEM DIAGRAM	—	Oct-13
T266-584-001	Potable Water System Diagram	—	Oct-13
T266-603-002	Underwater Inspection In Lieu of Drydocking	P1	Oct-13
T266-625-001	Window Arrangement & Details	P1	Oct-13
T266-701-001	FUEL OIL FILLING AND TRANSFER SYSTEM DIAGRAM	—	Oct-13
T266-703-001	Fuel Oil System Diagram	—	Oct-13

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C-4

T266-711-001	Lube Oil Fill and Transfer System Diagram	—	Oct-13
T266-730-001	Compressed Air System Diagram	P2	Oct-13
T266-730-001	Compressed Air System Diagram	—	Oct-13
T266-743-001	Exhaust Piping Arrangement Diagram	—	Oct-13
T266-800-001	Bilge and Ballast Diagram	—	Oct-13
T266-804-001	Weather Deck Drains	—	Oct-13
T266-813-001	FIRE MAIN SYSTEM DIAGRAM	—	Oct-13
T266-820-001	Vents and Sounds	—	Oct-13
T266-820-001	Vents and Sounds	A	Oct-13
T266-870-001	Electrical Load Analysis	P1	Oct-13
T266-870-001	Electrical Load Analysis	P2	Oct-13
T266-870-002	480V Distribution Notes and Drawing Index	P1	Oct-13
T266-870-003	480V Distribution Panels Notes and Drawing Index	P1	Oct-13
T266-870-004	208V/120V Power Distribution Notes and Drawing Index	P1	Oct-13
T266-870-006	DC Power Distribution Notes and Drawing Index	P1	Oct-13
T266-890-001	120VAC Lighting System Drawing Index and Notes	P1	Oct-13
256-001	Main and Aux Raw Water Cooling System Diagram Design Basis	—	Oct-13
259-001	Exhaust Piping Arrangement Design Basis	—	Oct-13
264-003	Dirty Oil System Design Basis	1	Oct-13
506-001	Vents & Sounds Design Basis	—	Oct-13
506-001	Vents & Sounds Design Basis	A	Oct-13
521-001	Fire Main Design Basis	—	Oct-13
526-001	Weather Deck Drains Design Basis	—	Oct-13
528-001	SANITARY DRAINS & SEWAGE SYSTEM BASIS OF DESIGN	—	Oct-13
528-001	Sanitary Drains & Sewage System Basis of Design	A	Oct-13
529-001	Bilge & Ballast Design Basis	—	Oct-13
532-001	Fresh Water Design Basis	—	Oct-13
533-001	Potable Water Design Basis	—	Oct-13
541-004	FO Fill & Transfer Design Basis	—	Oct-13
541-001	FO Fill & Transfer Design Basis	A	Oct-13
551-001	Compressed Air Design Basis	—	Oct-13
551-001	Compressed Air Design Basis	A	Oct-13
584-201	Potable Water Design Basis	A	Oct-13
584-301	Potable Water Calculations	—	Oct-13
701-201	FUEL OIL FILLING AND TRANSFER SYSTEM BASIS OF DESIGN	A	Oct-13
701-301	FUEL OIL FILLING AND TRANSFER SYSTEM CALCULATIONS	—	Oct-13
711-201	Lube Oil Design Basis	—	Oct-13
711-301	Lube Oil Calculations	—	Oct-13
743-201	Exhaust Piping Design Basis	A	Oct-13
743-301	Exhasut Piping Calculations	—	Oct-13

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C-4

800-201	Bilge & Ballast Design Basis	A	Oct-13
800-301	Bilge & Ballast Calculations	—	Oct-13
813-201	FIRE MAIN SYSTEM BASIS OF DESIGN	A	Oct-13
813-301	FIRE MAIN SYSTEM CALCULATIONS	—	Oct-13
835-006	Fuel Oil Calculations	—	Oct-13
835-008	Compressed Air Calculations	—	Oct-13
835-011	Dirty Oil System Calculations	—	Oct-13
835-024	SANITARY DRAINS AND SEWAGE SYSTEM CLACULATIONS	—	Oct-13
870-000	Low Voltage Electrical System Basis of Design	P1	Oct-13
890-000	Lighting System Basis of Design	P1	Oct-13
	SAi Report - General Hydrostatics and Curves of Form of Bare Hull		Oct-13
	SAi Report - COF and General Hydrostatics of Hull with Skeg, Gondolas, and Head Boxes (Faired Lines)		Oct-13
500-001	Machinery Arrangement	P1	Oct-13
835-007	Bilge and Ballast Calculations	A	Oct-13
835-023	Exhaust Piping Arrangement Calculations	A	Oct-13
100-001	Welding Schedule	P1	Oct-13
261-001	Quick Cosing Valve Diagram	P1	Oct-13
401-001	Navigational Light Arrangement	P1	Oct-13
532-003	Main Engine Expansion Tanks	P1	Oct-13
581-001	Anchor Handling Arrangement and Details	P1	Oct-13
532-002	Fresh Water Cooling Diagram	—	Oct-13
101-021	Hull Lines Plan	P1	Oct-13
997-001	Blocking Plan	P1	Oct-13
259-002	Exhaust Piping Arrangement	A	Oct-13
526-002	Weather Deck Drains Diagram	A	Oct-13
256-002	Main and Aux Raw Water Cooling System Diagram	—	Oct-13
602-001	Hull Marking Diagram	P2	Oct-13
870-000	Low Voltage Electrical System	P2	Oct-13
892-000	Lighting Basis of Design	P2	Oct-13
802-001	Outboard Profile	—	Oct-13
802-002	Inboard Profile	—	Oct-13
526-001	Weather Deck Drains System Basis of Design	A	Oct-13
551-001	Compressed Air System Basis of Design	B	Oct-13
541-004	Fuel Oil Fill and Transfer System Basis of Design	B	Oct-13
541-001	Fuel Oil Service System Basis of Design	B	Oct-13
264-003	Dirty Oil System Basis of Design	A	Oct-13
533-001	Potable Water System Basis of Design	B	Oct-13
259-001	Exhaust Piping Arrangement Basis of Design	B	Oct-13
117-002	Midship Section	—	Oct-13
506-001	Tank Vents and Sounds Basis of Design	B	Oct-13
870-002	480V Distribution	P2	Oct-13

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C-4

870-003	480V Distribution Panels	P2	Oct-13
870-004	208V/120V Power Distribution	P2	Oct-13
870-006	DC Power Distribution	P2	Oct-13
870-001	Electrical Load Analysis	P3	Oct-13
529-001	Bilge and Ballast Basis of Design	B	Oct-13
529-002	Bilge and Ballast Diagram	A	Oct-13
101-002	General Arrangement	7	Oct-13
111-001	Shell Plating Key Plan	P1	Oct-13
264-001	LO Filling & Transfer Diagram	A	Oct-13
801-001	Navigational Bridge Visibility	—	Oct-13
167-002	WT & Weat Doors Arrangement & Details	—	Oct-13
802-001	Outboard Profile	A	Oct-13
167-003	Hatch Details	P2	Oct-13
802-002	Inboard Profile	A	Oct-13
101-002	General Arrangement	7	Oct-13
513-002	Machinery Ventilation Basis of Design	P2	Oct-13
835-001	Midship Calculations	—	Oct-13
555-001	Vessel Safety Plan	P1	Oct-13
117-102	Scantlings Fr 17 Thru 46	—	Oct-13
870-LIGHT	Lighting Calculations	—	Oct-13
555-002	Structural Fire Protection	A	Oct-13
521-002	Fire Main System Diagram	A	Oct-13
521-001	Fire Main System Basis of Design	B	Oct-13
835-028	Fire Main System Calculations	A	Oct-13
612-002	Handrails and Stanchions	P1	Oct-13
117-101	Scantlings Bow Thru Frame 16	—	Oct-13
117-103	Scantlings Fr 47 Thru Transom	—	Oct-13
117-104	Scantlings Superstructure	—	Oct-13
233-002	Propulsion Engines Fdns	—	Oct-13
603-002	UWILD	—	Oct-13
167-001	Manholes & Hatches Arrangement & Details	P2	Oct-13
117-002	Midship Section	A	Oct-13
612-001	Ladders Arrangement & Details	P2	Oct-13
585-001	Rescue Boat and Lifeboat Arrangement & Details	—	Oct-13
611-001	Fender Installation Drawing	—	Oct-13
892-002	120VAC Receptacle System	P2	Oct-13
892-001	Lighting Layout	P2	Oct-13
603-002	Moulded Line Convention	P2	Oct-13

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT D

(RESERVED)

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT E

GLDD ATB DREDGE OWNER FURNISHED EQUIPMENT/MATERIALS

WI #	QTY	DESCRIPTION	VALUE	IN YARD DATE
ATB BARGE ITEMS
10.00		A36 Steel Plate (1767.36 ST)	[*]	6-Jan-14 – 28-Feb-14
10.00		AH / DH Steel Plate (10.47 ST)	[*]	6-Jan-14 – 28-Feb-14
10.00		Bulb Flat (Weight in A36 Steel Plate Above)	[*]	6-Jan-14 – 28-Feb-14
10.00		Taisei Coupler System Ladder Components	[*]	1-Apr-14
10.15	6 Each	IMS Watertight Sliding Doors	[*]	1-May-14
16.00	2 Each	Schottel TT-2 Bowthrusters	[*]	1-Feb-15
16.01	2 Each	Bow Thruster Controls	Inclusive of Thrusters	1-Feb-15
16.02	2 Each	Motorelli Motori Bowthruster Motors	Inclusive of Electrical Package	1-Feb-14
19.02	1 Each	Seahorse Systems MSD & (2) Lift Station Pumps	[*]	13-Jan-14
20.01	1 Each	Caterpillar C32 Auxiliary Generator w Shipped Loose Components	[*]	13-Jan-14
22.01	2 Each	EMDSI Model ME20G7C-T3 Dredge Engines (Reference SS Proposal MJB061112-6)	[*]	1-Jun-14
22.02	2 Each	OCG SA401 Dredge Pump Gearbox	[*]	1-Jun-14
22.03	2 Each	Dredge Pump Couplings included with engine package (22.01)		1-Jun-14
22.05	2 Each	Maxim Silencers included with engine package (22.01)	Inclusive of EMD Engine Package	1-Jun-14

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

22.07	2 Each	Hagler Systems / GIW 36x40 LSA 84 Dredge Pumps	[*]	15-Dec-14
26.01	2 Each	Motorelli Motori 1000kw Jet Pump Motors	Inclusive of Electrical Package	1-Feb-14
26.02	2 Each	OCG SA201 Jet Pump Gearbox	[*]	1-Jun-14
26.03	2 Each	Jet Pump Couplings		1-Jun-14
26.05	2 Each	Hagler Systems / GIW 20x20 WBC 46 Jet Pumps	[*]	1-Dec-14
32.01	1 Each	BOSS 11T/107 Oily Water Separator (OWS)	[*]	1-Feb-14
34.01	2 Each	Quincy Model 340 Air Compressors (Air Receivers Builder Furnished)		6-Jan-14
34.01	1 Each	Quincy Model D5120HP Air Compressor (Air Receiver Builder Furnished)	[*]	6-Jan-14
34.01	1 Each	Hankinson Air Dryer		6-Jan-14
35.01	1 Each	Emerson Fuel Oil metering system	[*]	1-Jun-15
38.01	2 Each	Gimbal Davit Gantries	[*]	1-Oct-15
38.01	2 Each	Gimbal Davit Cylinders	[*]	1-Oct-15
38.01	2 Each	Draghead Davit Gantries	[*]	1-Oct-15
38.01	2 Each	Draghead Davit Cylinders	[*]	1-Oct-15
38.01	2 Each	Trunnion Davit Gantries with Service Frames	[*]	1-Oct-15
38.01	2 Each	Trunnion Davit Cylinders	[*]	1-Oct-15
38.02	6 Each	Brusselle Dragarm Winches	[*]	1-Apr-14
38.02	2 Each	Swell Compensator Rams	[*]	1-Aug-15
56.01	24 Each	Shots, 2-5/8" Grade 2 Stud Link Anchor Chain with connecting hardware	[*]	6-Jan-14
56.01	2 Each	Steel Stockless AC-14 Type HHP Anchors		6-Jan-14
56.02	1 Each	Coastal Marine Equipment 1W26231-126-00 Left Hand Anchor Windlass	[*]	1-Sep-15

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

56.02	1 Each	Coastal Marine Equipment 1W26231-126-00 Right Hand Anchor Windlass		1-Sep-15
56.03	2 Each	Coastal Marine Equipment C20-15-71-131 Deck Capstans		1-Sep-15
60.01	2 Each	Techcrane Deck Cranes w Extended Pedestal	[*]	1-Dec-14
66.01	1 Each	Bosch Rexroth HPU, Valve Stands, Emergency Closing Devices, Swell Compensation System	[*]	1-May-14
67.02	6 Each	Bottom Door Cylinders	[*]	1-Aug-15
67.03	2 Each	Overflow Cylinders	[*]	1-Aug-15
67.03	2 Each	Hopper Overflow Assemblies	[*]	1-Apr-15
67.04	8 Each	Stainless Steel Sounding Winches	Inclusive of Bow Connection Arrangement	1-May-14
68.02	3 Each	Transformers		1-Jun-15
[*]
68.02	2 Each	Switchboards		1-Jun-15
68.02	1 Each	Shore Connection Box		1-Jun-15
68.03	8 Each	Variable Frequency Drives fior (2) Jet Pumps, (2) Bow Thrusters, (4) Hydraulic Pumps		1-Jun-15
68.12	1 Each	Barge Console	Inclusive of Tug System	1-Jun-15
68.13	1 Each	Vingtor PA / GA System		1-Jun-15
68.14	1 Each	Beier Machinery Alarm and Monitoring System		1-Jun-15
68.15	1 Each	Beier Vessel Security System		1-Jun-15
68.16	1 Each	VOSTA Integrated Monitoring and Control System – IMC (Dredge)	[*]	1-Jun-15
68.16	1 Each	Dredge Maintenance Desk		1-Jun-15
68.17	1 Each	Set, Production Instrumentation (IMS System)	[*]	1-Nov-15
71.01	2 Each	Arm Pieces, Pivot Arms, and Gimbal Rings	[*]	1-Nov-15

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

71.02	2 Each	Dragheads	[*]	1-Nov-15
71.02	2 Each	Draghead Visors	[*]	1-Nov-15
71.02	4 Each	Draghead Visor Cylinders	[*]	1-Nov-15
71.03	1 Each	FEDUR Suction Piping System	[*]	1-Apr-14
71.03	1 Each	FEDUR Discharge Piping System	[*]	1-Oct-14
71.04	31 Each	Slurry Valves	[*]	1-Jun-14
71.05	1 Each	Machine Fabriek Bow Connection Arrangement	[*]	1-May-14
TBD	2 Each	Green Valve Cylinders	[*]	1-Aug-15
81.01	96 Each	Jet Water Nozzles	[*]	1-Nov-14

ATB TUG ITEMS

12.10	1 Each	EBI TC-10 Telescopic Boom Crane	[*]	1-Jun-14
14.01	2 Each	MaK 12 M 32 C Main Engines	[*]	20-Jan-14
14.01	2 Each	Main Engine HT Cooling – GEA PHE Plate Heat Exchangers	TBD	1-Mar-14
14,01	2 Each	Main Engine LT Cooling – GEA PHE Plate Heat Exchangers Heat Exchangers	TBD	1-Mar-14
14.01	2 Each	Maxim Water Evaporators (Watermakers)	[*]	1-Mar-14
14.01	2 Each	Starting Air Compressors	[*]	1-Apr-15
14.02	2 Each	OCG Model SA-382-25 Reduction Gears	[*]	1-Aug-14
14.02	2 Each	Schottel Type SCP 109/4-XG Controllable Pitch Propeller Systems	[*]	1-Aug-14
15.01	2 Each	Schottel Modified WAG 19A Nozzles		1-Aug-14
15.01	1 Each	Type 530 BRA 45-40-15-CC 2-piece Van Der Velden Steering System	[*]	1-Aug-14

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

19.02	1 Each	Seahorse Systems MSD	[*]	13-Jan-14
20.01	1 Each	Caterpillar C32 Auxiliary Generator	[*]	6-Sept-14
20.01	1 Each	Caterpillar C18 Emergency Generator	[*]	6-Sept-14
35.05	1 Each	BOSS 11T/107 Oily Water Separator (OWS)	[*]	1-Feb-14
56.02	1 Each	Coastal Marine Equipment FWD Capstan CME C17-15- 61-131	[*]	1-Sep-15
56.02	1 Each	Coastal Marine Equipment AFT Capstan CME C95-30- 127-131		1-Sep-15
56.03	1 Each	Taisei Coupler System	[*]	1-Apr-14
68.00	1 Each	L-3 50-60Hz Power Generation and Distribution System (DOES NOT INCLUDE 240VAC OR 120VAC)	[*]	1-Jun-15
68.00	1 Each	L-3/SAM Integrated Monitoring and Control System (Dredge)	Inclusive of Barge System	1-Jun-15
68.11	1 Each	Beier Machinery Alarm and Monitoring System	[*]	1-Jun-15
70.00	1 Each	Beier Vessel Security System		1-Jun-15
70.00	1 Each	Beier Navigation and Communication System		1-Jun-15
70.17	1 Each	Vingtor PA / GA System		1-Jun-15
76.00	1 Each	Ned Deck Marine Rescue Boat Davit	[*]	15-Apr-14
76.00	1 Each	FAST-RSQ RSQ-475A Rescue Boat		15-Apr-14

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT F-1

FORM OF MILESTONE CERTIFICATE

Pursuant to the Vessel Construction Agreement, dated January         , 2014, between Great Lakes Dredge & Dock Corporation, as the Owner and                     , as the Builder, completion of the following Milestone upon Hull No.                      is hereby certified:

Milestone Completed (Description):

The Work completed up to this Milestone complies with the Contract Documents.

Subject to payment by the Owner of the amounts up to and including this Milestone, there are no liens upon said Vessels for labor, Materials or equipment covered by and up to the Interim Installment Payment for this Milestone for said Vessels.

By:

Date:

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT F-2

FORM OF BUILDER’S INVOICE

Date

GREAT LAKES DREDGE & DOCK CO. INC.

2122 York Road

Oak Brook, Illinois 605523

Attention: Mr. Steven Becker	Terms: Due Upon Receipt

RE: ESG Hull #xxx

INVOICE NUMBER ####

Per Vessel Construction Contract - Exhibit Q-1

10%-	$0.00

INVOICE TOTAL	$0.00

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT G-1

FORM OF BUILDER’S FINAL LIEN RELEASE AND WAIVER

FOR AND SUBJECT TO VALUE RECEIVED, in payment of all Interim Installment Payments and the Final Payment for Hull No.            ,                      (“Lienor” and “Builder”), hereby waives, releases and relinquishes any and all right to claim any lien or other right or privilege with respect to the construction of Hull No.          (the “Vessel”) constructed for Great Lakes Dredge & Dock Co., LLC, the Owner at the facilities located at Panama City Florida pursuant to a Vessel Construction Agreement dated January , 2014, as amended between the Owner and the Builder for work done or material provided by Lienor to the Vessel.

Lienor also warrants and affirms that all wages for labor, payroll taxes and insurance, invoices for materials, supplies, and services provided by others to Lienor including Material Subcontractors and Suppliers related to the work or materials furnished by Lienor to the Vessel through the date of the Waiver have been paid in full or will be paid in due course.

IN WITNESS WHEREOF, Lienor has executed and delivered this Lien Release and Waiver as of                     , 201    .

:

:

Lienor:

Its:

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT G-2

FORM OF SUBCONTRACTORS’ AND SUPPLIERS’ FINAL LIEN RELEASE AND WAIVER

FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged,                      (“Lienor”), hereby waives, releases and relinquishes any and all right to claim any lien or other right or privilege with respect to the construction of Hull No.                      (the “Vessel”) constructed for Great Lakes Dredge & Dock Co., LLC (“Owner”) and                      (“Builder”), at the facilities located at              pursuant to a Vessel Construction Agreement dated January , 2014, as amended between the Owner and the Builder for work done and/or material provided by Lienor to the Vessel listed on the attached schedule.

Lienor also warrants and affirms that all wages for labor, payroll taxes and insurance, invoices for materials, supplies, and services provided by others to Lienor related to the work or materials furnished by Lienor to the Vessel through the date of the release as listed on the Schedule attached hereto have been paid in full or will be paid in due course.

IN WITNESS WHEREOF, Lienor has executed and delivered this Lien Release and Waiver as of                     , 201    .

LIENOR:

By:

Its:

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT H

FORM OF CERTIFICATE OF COMPLETION AND DELIVERY

It is hereby certified that in accordance Vessel Construction Agreement, dated January             , 2014 the ATB Unit, identified by Hull Numbers                     , (i) has been completed; (ii) that all trials and tests have been satisfactorily completed; and (iii) that the ATB Unit complies with the Contract Documents and is free from known defects in Builder’s materials and workmanship. The original copies of following documents have been or are hereby delivered to the Owner:

I.	For the Barge:

A.	The Builder shall obtain and furnish to the Owner the following fully satisfied and executed certificates (with assistance from the Owner as required):

1.	Interim Class Society Certificate, for Unrestricted Service as an unmanned cargo barge;

2.	Class Society Provisional Load Line Certificate for Oceans Service;

3.	United States, International (ITC69), and Standard (Regulatory) Tonnage Certificates;

4.	Builder’s Certificate CG-1261;

5.	American Bureau of Shipping (ABS) or other applicable equipment certificates (Builder Furnished Equipment); and

6.	U.S. Coast Guard Certificate of Inspection.

B.	Except as otherwise provided, the Builder shall obtain and furnish the following certificates (with assistance of the Owner as required):

1.	Stability Certification (Owner’s Standard Format). Owner’s naval architect for the Barge and Tug shall produce an incline procedure/experiment and Stability Booklet, direct the inclining experiment in conjunction with the Builder, finalize the Stability Booklet and submit it along with the results of the inclining experiment to the Builder for submittal to ABS for its review and approval. Builder shall obtain from ABS an approved Stability Booklet;

2.	Deadweight Certificate. Owner’s naval architect for the Barge and Tug shall produce an incline procedure/experiment and Stability Booklet, direct the inclining experiment in conjunction with the Builder, finalize the Stability Booklet and submit it along with the results of the including experiment to the Builder for submittal to ABS for its review and approval. Builder shall obtain from ABS an approved Stability Booklet. Deadweight will be certified in the approved Stability Booklet;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.	[Intentionally deleted.]

4.	Certificate of Alternate Compliance;

5.	Radiotelephony Certificate (FCC) - by Owner;

6.	MARPOL Certificates and Publications;

7.	International Oil Pollution Prevention Certificate (Builder supplied). All engine EIAPPs (Owner supplied);

8.	SOPEP - by the Owner; and

9.	Miscellaneous:

a.	Potable water certificate of fitness;

b.	Pressure vessels certificates (as supplied by Owner or Builder);

c.	Machinery emissions certificates (Owner supplied);

d.	Procedures and arrangement manual (Owner supplied); and

e.	Loading Manual (Owner supplied).

II.	For the Tug:

A.	Except as otherwise provided the Builder shall obtain and furnish the following certificates to the Owner at Delivery (with assistance of the Owner as required):

1.	International Load line Certificate;

2.	Interim Class Society A1, AMS, ACCU, Ocean Towing Vessel Unlimited Service;

3.	U.S. Coast Guard Inspected and Certified - Unlimited Ocean Towing Service;

4.	USCG NVIC 1-78 for Automated Engine Rooms;

5.	Panama Canal Tonnage Certificate;

6.	SOLAS Safety Construction and Equipment Certificates;

7.	SOLAS Cargo Ship Safety Construction Certificate;

8.	SOLAS Cargo Ship Safety Equipment Certificate;

9.	SOLAS Cargo Ship Safety Radio Certificate;

10.	Navigation Lights Certificate;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.	MARPOL Certificates (Conformance to MARPOL Annex I, II, IV, and VI-Oil, NLS, Sewage and Air by USCG/EPA). “Engine International Air Pollution Prevention (EIAPP) Certificate,” is Owner supplied. “International Oil Pollution Prevention (IOPP) Certificate” is Builder supplied. “International Air Pollution Prevention (IAPP) Certificate” is Owner supplied.

12.	ASME Certificates (for pressure vessels as required) – Form U-1A (as supplied by Owner or Builder);

13.	Builder’s Certificate;

14.	F.C.C. Radio Communication License (Owner to apply for);

15.	International Admeasurement Certificate;

16.	Stability Letter from Class Society under the Class Society/USCG MOU;

17.	Compass Adjustment Deviation Card;

18.	Label Certificate for Marine Sanitation Device (Owner supplied);

19.	Anchor Certificates;

20.	Lifting Eyes to be marked with SWL;

21.	Padeyes and Lashing Points (test certificates);

22.	Deadweight Certificate (Owner supplied);

23.	Automation Test Procedure (Owner supplied);

24.	Anti-foulant certificate;

25.	GMDSS Certificate of Compliance;

26.	Machinery space hoisting crane and all other lifting gear certifications (as supplied by Owner or Builder);

27.	Pipe and Structural Steel Mill Certificates (as supplied by Owner or Builder); and

28.	Proof of US Public Health Compliance for food preparation and vermin prevention.

III.	The above original certificates and documents for both the Tug and Barge have been mounted in frames onboard the Vessels by the Builder when so required by the issuing agency or Regulatory Authorities.

This day of , 201 .

By
Its:

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT I

FORM OF CHANGE ORDER

Request for Variation Order

Project	Great Lakes Dredging & Docking		Date
System Name:
		Hull
		Change Order #		801
Requested By:
Contractor	Eastern Shipbuilding Group
Reason for Change:
Present Condition:
Proposed Change:
Cost Impact	Description		Hours	Cost
				$0.00
				$0.00
	Price per vessel	Total		$0.00
	Total Cost of Change
	Total			$0.00
Schedule Impact		0
This form is to be used for all work that is performed beyond the scope of the contract specifications and drawings.

THIS VARIATION ORDER, ONCE FULLY EXECUTED BY THE OWNER’S DULY AUTHORIZED REPRESENTATIVE AND THE BUILDER’S DULY AUTHORIZED REPRESENTATIVE, SHALL CONSTITUTE A FULL AND FINAL RESOLUTION, SETTLEMENT AND ACCORD AND SATISFACTION WITH RESPECT TO ALL COSTS AND TIME ASSOCIATED WITH THE WORK DESCRIBED HEREIN. COSTS ARE DEFINED TO INCLUDE ALL DIRECT AND INDIRECT LABOR COSTS, ALL MATERIAL AND EQUIPMENT COSTS AND ALL IMPACT COSTS RELATED TO AND/OR OCCASIONED AS A CONSEQUENCE OF OR BY THE PERFORMANCE OF THIS WORK DESCRIBED HEREIN (INCLUDING ANY CLAIM FOR DELAY, DISRUPTION OR ANY OTHER INCIDENTAL CLAIM OF THE BUILDER), AS WELL AS TAXES, INSURANCE, BONDS, GENERAL CONDITIONS OVERHEAD AND PROFIT. ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT REMAIN IN FULL FORCE AND EFFECT.

ACTION:

Signature

Approved by (Shipyard PM)

Approved By Owner: Signature

Denied By Owner: Signature

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT J

FORM OF OWNER’S WARRANTY NOTIFICATION TO BUILDER

[DATE]

ATTN: WARRANTY MANAGER

This is to advise that a warranty event covered under the Vessel Construction Agreement between Great Lakes Dredge & Dock Co., LLC (“Owner”) and                      (“Builder”) has occurred as described below:

[Describe Event]

The Owner requests the following remedial action:

[Describe Remedial Action]

Sincerely Yours,

[Name of Owner Representative]

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT K

BUILDER’S PRELIMINARY SCHEDULE

See Attached Schedule K-1 Tug (Rev. F)

See Attached Schedule K-2 Barge (Rev. H)

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT K-1

[*]

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT K-2

[*]

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT L-1

FORM OF BUILDER’S PARTIAL LIEN RELEASE AND WAIVER

FOR AND SUBJECT TO VALUE RECEIVED, in payment of Interim Installment Payment No.             in the amount of $                     for Hull No.            ,                      (“Lienor” and “Builder”), hereby waives, releases and relinquishes any and all right to claim any lien or other right or privilege up to and including this Interim Installment Payment with respect to the construction of Hull No.             (the “Vessel”) constructed for Great Lakes Dredge & Dock Co., LLC, the Owner at the facilities located at Panama City, Florida pursuant to a Vessel Construction Agreement dated January         , 2014, as amended between the Owner and the Builder for work done or material provided by Lienor to the Vessel as of the date of this release.

Lienor also warrants and affirms that all wages for labor, payroll taxes and insurance, invoices for materials, supplies, and services provided by others to Lienor including Material Subcontractors and Suppliers related to the work or materials furnished by Lienor to the Vessel through the date of the Waiver have been paid in full or will be paid in due course.

IN WITNESS WHEREOF, Lienor has executed and delivered this Partial Lien Release and Waiver as of                     , 201        .

:

Lienor:

Its:

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT L-2

FORM OF SUBCONTRACTORS’ AND SUPPLIERS’ PARTIAL

LIEN RELEASE AND WAIVER

FOR VALUE AND PAYMENTS RECEIVED TO DATE, the receipt and sufficiency of which is hereby acknowledged,                      (“Lienor”), hereby waives, releases and relinquishes any and all right to claim any lien or other right or privilege with respect to the construction of Hull No.             (the “Vessel”) constructed for Great Lakes Dredge & Dock Co., LLC (“Owner”) and                      (“Builder”), at the facilities located at                      pursuant to a Vessel Construction Agreement dated January         , 2014, as amended between the Owner and the Builder for work done and/or material provided by Lienor to the Vessel listed on the attached schedule. Lienor also warrants and affirms that all wages for labor, payroll taxes and insurance, invoices for materials, supplies, and services provided by others to Lienor related to the work or materials furnished by Lienor to the Vessel through the date of the release as listed on the attached Schedule have been paid in full or will be paid in due course.

IN WITNESS WHEREOF, Lienor has executed and delivered this Lien Release and Waiver as of                     , 201        .

LIENOR:

By:

Its:

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT M

FORM OF PROTOCOL OF DELIVERY AND ACCEPTANCE

BUILDER:	_____________________________
OWNER:	Great Lakes Dredge & Dock Company, LLC

Name of Vessel: “ ” (Hull No. under the Vessel Construction Agreement)

SPARES, STORES ABOARD AT DELIVERY

EXCEPTIONS: (Check one) See attached list None

EXCEPT for the items noted on the attached list, if any, and subject to the Builder’s warranty of title and warranties as to materials and workmanship as set forth in the Vessel Construction Agreement dated as of                     , 2013 between the Builder and the Owner (the “Agreement”), the above referenced ATB Unit and its equipment are hereby delivered by the Builder and accepted by the Owner and deemed to be in compliance with the Agreement. The Builder hereby acknowledges its continuing duties and responsibilities relating to the ATB Unit with respect to the Builder’s warranty of title and warranties as to materials and workmanship, as provided in the Agreement. The Builder further acknowledges its ongoing obligation to correct all exceptions listed on the attached list, if any. The Owner hereby assumes risk of loss of or damage to the ATB Unit occurring after the execution of this Protocol, subject to the Builder’s obligations noted above.

DATE OF ACCEPTANCE:	TIME OF ACCEPTANCE:

PLACE OF ACCEPTANCE:

Great Lakes Dredge & Dock Co., LLC	____________________

By:	By:

Its:	Its:

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT N

(RESERVED)

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT O

Reserved

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT P

SHIPYARD CONTRACT DEFICIENCY REPORT

Vessel Name:

Report Number:	Date:

References:
a) Contract/Specification Reference:

b) Drawing Reference:

c) Other (specify):

Contract Requirements:

Description of Deficiency:

Impact of Deficiency:

(i.e., Will delay completion xx days, safety hazard, inability to complete contract line item, etc.)

Recommended Corrective Action:

Authorization:

Owner Representative	Shipyard Representative

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT Q

INTERIM INSTALLMENT AND MILESTONE SCHEDULE

The Contract Price shall be paid by the Owner to the Builder in installments as follows:

(a)	First Interim Installment as set forth in Exhibits Q-1 and Q-2 within 2 Working Days of execution of the legally binding Agreement between the Owner and the Builder.

(b)	Additional Installments as Follows:

As set forth in Q-1 and Q-2.

(c)	Other Payment Terms:

1)	Any and all payments under this Agreement shall be made in United States dollars.

2)	Any and all payments under this Agreement shall be made via Wire Transfer to the following:

a.	If to Builder:

Eastern Shipbuilding Group, Inc.
Account Number: [*]
Regions Bank
Birmingham, AL
[*]

b.	If to the Owner:

Great Lakes Dredge & Dock Company, LLC

Account# [*]

Bank of America

Chicago, Illinois

[*]

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT Q-1

TUG MILESTONE SCHEDULE

1. Progress Payment Schedule for:

ESG Hull #252 Contract for One (1) ATB Tug GL302

Payment #	ATB Tug Payment Description	Percent %
1	Upon Contract Signing	[*]
2	Sixty (60) Days After Contract Signing	[*]
3	Upon Initial Order of Steel	[*]
4	Upon Initial Cutting of Steel	[*]
5	Upon Completion of Plating of First Hull Module	[*]
6	Upon Completion of Plating of All Hull Modules	[*]
7	Upon Completion of Hull Welding	[*]
8	Upon Installation of Rudders, Shafting and Propellers	[*]
9	Upon Launch of Vessel	[*]
10	Upon Initial Startup of OFE Main Engines	[*]
11	Upon Vessel Delivery – Panama City, FL.	[*]
[*]

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT Q-2

BARGE MILESTONE SCHEDULE

2. Progress Payment Schedule for:

ESG Hull#253 Contract for One (1) ATB Dredge Barge GL151

Payment #	ATB Dredge Barge Description	Percent %
1	Upon Contract Signing	[*]
2	Sixty (60) Days After Contract Signing	[*]
3	Upon Initial Order of Steel	[*]
4	Upon Initial Cutting of Steel	[*]
5	Upon Completion of Plating of First Hull Module	[*]
6	Upon Substantial Completion of Lofting & Pipe Spooling	[*]
7	Upon Completion of Plating of All Hull Modules	[*]
8	Upon Completion of Hull Welding	[*]
9	Upon Completion of Welding Superstructure	[*]
10	Upon Launch of Vessel	[*]
11	Upon Vessel Delivery – Panama City, FL.	[*]
[*]